UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

SEMIANNUAL REPORT

June 30, 2010

Absolute Asia Dynamic Equity Fund

Absolute Asia Asset Management Limited

CGM Advisor Targeted Equity Fund

Capital Growth Management Limited Partnership

Hansberger International Fund

Hansberger Global Investors, Inc.

Harris Associates Large Cap Value Fund

Harris Associates L.P.

Vaughan Nelson Small Cap Value Fund

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Value Opportunity Fund

Vaughan Nelson Investment Management, L.P.

Natixis U.S. Diversified Portfolio

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Management Discussion and Performance page 1

Portfolio of Investments page 26

Financial Statements page 43

ABSOLUTE ASIA DYNAMIC EQUITY FUND

Management Discussion

Objective:

Seeks to maximize total return

Strategy:

Invests in a concentrated portfolio of equity securities of issuers domiciled or principally operating throughout Asia, excluding Japan. May invest in companies with any market capitalization although, at times, it may focus its investment in small-capitalization companies

Inception Date:

February 26, 2010

Managers:

Bill Sung

Joyce Toh

Symbols:

Class A:	DEFAX
Class C:	DEFCX
Class Y:	DEFYX

What You Should Know:

The fund invests in foreign and emerging market securities, which have special risks. These may include political, economic, regulatory and currency risks. Emerging markets may be more subject to these risks than developed markets. Investors should be aware that small-cap companies are more volatile than the overall market. These risks affect your investment’s value. Because the fund is non-diversified, the performance of each holding will have a greater impact on the fund’s total return, and may make the fund’s returns more volatile than a more diversified fund.

Market Conditions

During the period, investor sentiment was dominated by concerns about the euro zone debt crisis, a potential economic slowdown in China and increasing uncertainty about the strength of the U.S. economic recovery. In this environment, Asian financial markets generally declined, with Southeast Asian markets outperforming Northern Asia and defensive stocks doing better than cyclical stocks.

Performance Results

For the period beginning February 26, 2010 (the date of the fund’s inception) through June 30, 2010, Class A shares of Absolute Asia Dynamic Equity Fund returned -5.30% at net asset value. The fund underperformed its benchmark, the MSCI All Country Asia Pacific ex Japan Index (Net), which returned -2.04% for the period from March 1, 2010 through June 30, 2010. The fund’s return was lower than the -0.08% average return of funds in its peer group, the Morningstar Pacific/Asia ex-Japan Stock category.

Explanation of Fund Performance

Stock selection in China, Korea and, to a lesser extent, Taiwan was largely responsible for the shortfall relative to the benchmark. Most of the underperformance occurred during the period immediately following the fund’s launch. The fund’s main exposure was to natural resources and consumption-related stocks. As concerns arose about the prospects for global economic growth, the euro zone debt crisis and a tighter monetary policy in China, materials and natural resources stocks declined.

Rio Tinto, a mining and exploration company in Australia, and POSCO, a steel company in Korea, were among the detractors from fund performance. Their relatively large weights in the portfolio, and sharp declines in the Australian and Korean currencies, were largely responsible for their negative impact on fund performance. Both stocks remain in the portfolio, as their valuations continue to be attractive and our long-term outlook for the natural resources sector remains positive. Weakness in these positions was partially offset by good performance from Newcrest Mining, an Australian gold mining company.

The fund’s position in stocks related to domestic consumption did well, as macroeconomic data in Asia was strong. China was the exception to this trend. The best performers in the portfolio included Astra International, a diversified corporation engaged in a variety of industries in Indonesia, and Parkway Holdings, a provider of healthcare services in Singapore. Astra International was aided by an environment of low interest rates, a strong economy and robust domestic consumption. Parkway Holdings was buoyed by a “medical tourism” boom in Singapore – the rapidly-growing practice of travelling across international borders to obtain healthcare – and a takeover tussle between two large shareholders, which helped bid up the share price.

Outlook

Even though the overall outlook for growth in Asia remains encouraging, we have become slightly more cautious because of ongoing concerns about the European sovereign debt crisis and the somewhat fragile state of the U.S. recovery. While problems in Europe are likely to lead to a postponement of interest rate hikes in most markets, the level of risk and investor caution on the growth outlook for the second half may keep the natural resources sector under pressure in the near term. We remain positive in our view of the domestic consumption sector, as we see rising affluence among Asian consumers over the long term and supportive government incentives in the short term. Industrial companies that will benefit from infrastructure spending will be another area of focus for the fund, as we expect infrastructure spending to be strong over the next few years, helping support the rapid growth of Asian economies. Although resources may face near-term pressure, we intend to maintain our position in the sector since a global economic recovery and significant ongoing expenditure on infrastructure in Asia should foster good medium- to long-term demand.

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ABSOLUTE ASIA DYNAMIC EQUITY FUND

Investment Results through June 30, 2010

The table comparing the fund’s performance to an index provides a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Total Returns — June 30, 20106

Since Inception[7]

Class A (Inception 2/26/10)
Net Asset Value[1]	-5.30%
With Maximum Sales Charge[2]	-10.74

Class C (Inception 2/26/10)
Net Asset Value[1]	-5.30
With CDSC[3]	-6.25

Class Y (Inception 2/26/10)
Net Asset Value[1]	-5.00

Comparative Performance
MSCI AC Asia Pacific ex Japan Index (Net)[4]	-2.04%
Morningstar Pacific/Asia ex-Japan Stock Fund Avg.[5]	-0.08

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table does not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	87.5
Warrants	0.0
Short-Term Investments and Other	12.5

Ten Largest Holdings	% of Net Assets as of 6/30/10
Singapore Airlines Ltd.	5.2
Rio Tinto Ltd.	4.6
Infosys Technologies Ltd., Sponsored ADR	4.5
BHP Billiton Ltd.	4.5
PT Astra International Tbk	4.2
Hyundai Motor Co.	3.9
POSCO	3.5
Simplo Technology Co. Ltd.	3.4
Lotte Shopping Co. Ltd.	3.3
Newcrest Mining Ltd.	3.3

Five Largest Countries	% of Net Assets as of 6/30/10
Australia	17.8
China	15.2
Hong Kong	13.2
Korea	13.1
Singapore	7.9

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	6.63%	1.75%
C	7.38	2.50
Y	6.38	1.50

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Class C shares performance assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
4	MSCI All Country (AC) Asia Pacific ex Japan Index (Net) is an unmanaged index that is designed to measure the equity market performance in the developed and emerging markets of the Asia Pacific region, excluding Japan. The index calculates reinvested dividends net of withholding taxes using Luxembourg tax rates.
5	Morningstar Pacific/Asia ex-Japan Stock Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
7	The since-inception comparative performance figures shown are calculated from 3/1/10.
8	Before fee waivers and/or expense reimbursements.
9	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

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CGM ADVISOR TARGETED EQUITY FUND

Management Discussion

Objective:

Seeks long-term growth of capital through investments in equity securities of companies whose earnings are expected to grow at a faster rate than the overall U.S. economy

Strategy:

Generally invests in a focused portfolio of common stocks of large-cap companies

Inception Date:

November 27, 1968

Manager:

G. Kenneth Heebner

Symbols:

Class A	NEFGX
Class B	NEBGX
Class C	NEGCX
Class Y	NEGYX

What You Should Know:

The fund invests in a small number of securities, which may result in greater volatility than more diversified funds. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. The fund may invest in foreign securities that involve risks not associated with domestic securities.

Market Conditions

An economic recovery, albeit a fragile one, was underway early in the year. However, U.S. economic data seemed to take a turn for the worse after months of improvement. Stock markets around the world fell as fears of slowing worldwide economic growth and talk of a possible double-dip recession in the United States sparked substantial selling. At mid-year, we entered a time of lackluster growth and uncertainty in the financial markets.

Performance Results

Faced with volatility in the global equity markets during the period, Class A shares of CGM Advisor Targeted Equity Fund returned -10.48% at net asset value for the six months ended June 30, 2010. The fund underperformed its benchmark, the S&P 500 Index, which returned -6.65% and also underperformed the average return of funds in Morningstar’s Large Growth category, which returned -8.24% for the same period.

Explanation of Fund Performance

The fund entered 2010 fully invested in companies positioned to benefit from a continued recovery in global economies. The fund had significant concentrations in banks, as well as mining, technology and transportation companies.

During the first half of the period, the fund maintained its exposure to global economies but shifted positions slightly. New holdings were established in airlines, agricultural equipment and entertainment. We also increased the fund’s weight in technology. Sales of shares of banks, mining, tobacco and drug companies provided funds for these purchases.

Goldman Sachs, a full-service global investment banking and securities firm, proved disappointing. The company’s stock declined sharply with the announcement of Securities and Exchange Commission (SEC) fraud allegations, as well as initiation of a criminal investigation by the Department of Justice. We sold the stock because of uncertainties created by these events. Freeport-McMoRan, a global leader in the copper mining industry, also hampered fund results. The company saw its stock price decline as copper prices were pressured by a slowdown in global growth. We sold the issue. We reduced our position in Banco Bradesco, one of Brazil’s largest banks, selling at a loss to provide funds for other investments. The stock price fell due to concerns over a slowdown in the Brazilian economy.

One of the top contributors to fund performance was smartphone and computer maker Apple. A new addition to the fund’s portfolio, Apple has benefited from its continued leadership in innovative products. Initial sales of the iPad have vastly exceeded expectations, the iPhone has been a spectacular success and Macintosh computers have continued to gain market share. Baidu, a leading Chinese internet search company, also performed strongly. Baidu saw its stock price rise due to increased use of internet search in China, as well as a decision by its major competitor, Google, to withdraw from the Chinese market. We sold the stock to capture gains. Hotel giant Marriott experienced a cyclical recovery in its global hotel operations, aiding fund results. The hotel industry, which suffered a major decline in 2009 due to the global recession, is now rebounding. Marriott is benefiting from its leadership position in this industry.

Although it was not one of the fund’s biggest gainers this period, Ford remains the fund’s largest position. Despite slowing automobile sales, the company continues to gain market share because of its innovative products and consolidation by competitors. In addition, the company has posted significant and growing earnings at the bottom of the worst recession in 30 years.

Outlook

Looking ahead, we believe that the global economy will continue to grow at a moderate rate, providing opportunities for profits in well-positioned companies. In the near term, we expect to continue to emphasize companies in the airline, agriculture, entertainment and technology industries and maintain our focus on those firms we believe can significantly grow their earnings.

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CGM ADVISOR TARGETED EQUITY FUND

Investment Results through June 30, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares

June 30, 2000 through June 30, 2010

Average Annual Returns — June 30, 2010

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 11/27/68)
Net Asset Value[1]	-10.48%	11.49%	1.99%	1.17%
With Maximum Sales Charge[2]	-15.61	5.08	0.79	0.58

Class B (Inception 2/28/97)
Net Asset Value[1]	-10.80	10.83	1.23	0.41
With CDSC[3]	-15.26	5.83	0.89	0.41

Class C (Inception 9/1/98)
Net Asset Value[1]	-10.85	10.76	1.25	0.41
With CDSC[3]	-11.74	9.76	1.25	0.41

Class Y (Inception 6/30/99)
Net Asset Value[1]	-10.43	11.78	2.25	1.53

Comparative Performance
S&P 500 Index[4]	-6.65%	14.43%	-0.79%	-1.59%
Morningstar Large Growth Fund Avg[5]	-8.24	12.41	-0.18	-3.37

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those noted. For performance current to the most recent month-end, visit www.ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	99.0
Short-Term Investments and Other	1.0

Ten Largest Holdings	% of Net Assets as of 6/30/10
Ford Motor Co.	9.7
Apple, Inc.	7.2
FedEx Corp.	6.3
United Parcel Service, Inc., Class B	6.2
Marriott International, Inc., Class A	5.9
Intel Corp.	5.5
3M Co.	5.5
Delta Air Lines, Inc.	5.5
Prudential Financial, Inc.	5.4
Walt Disney Co. (The)	5.2

Five Largest Industries	% of Net Assets as of 6/30/10
Air Freight & Logistics	12.4
Automobiles	9.7
Commercial Banks	9.0
Computers & Peripherals	8.2
Media	7.7

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.19%	1.19%
B	1.94	1.94
C	1.95	1.95
Y	0.94	0.94

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
4	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.
5	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

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HANSBERGER INTERNATIONAL FUND

Management Discussion

Objective:

Seeks long-term growth of capital

Strategy:

Invests in common stocks of small-, mid- and large-cap companies located outside the United States. Assets are invested across developed and emerging markets

Inception Date:

December 29, 1995

Managers:

Growth:

Trevor Graham

Barry A. Lockhart

Patrick H. Tan

Thomas R.H. Tibbles

Value:

Ronald Holt

Lauretta Reeves

Symbols:

Class A	NEFDX
Class B	NEDBX
Class C	NEDCX

What You Should Know:

Foreign securities involve risks not associated with domestic securities, such as currency fluctuations, differing political and economic conditions and different accounting standards. Growth stocks can be more sensitive to market movements because their prices are based in part on future expectations. Value stocks may fall out of favor and underperform the overall market during any given period.

Market Conditions

After a positive start to the year, international stock markets plunged in the second quarter as equity markets were hit by a European sovereign debt crisis, a possible slowdown in Chinese economic growth and increased concerns of a faltering global economic recovery. International equity markets underperformed the U.S. market, as measured by the S&P 500 Index, which returned -6.65% for the six month period. The United Kingdom, France, Spain and Australia were the weakest performers of the major markets, and U.S. investors who owned internationally diversified portfolios were also negatively impacted by a strengthening U.S. dollar.

Performance Results

For the six months ended June 30, 2010, Class A shares of Hansberger International Fund returned -14.13% at net asset value. By comparison the fund’s benchmark, the MSCI EAFE Index, returned -12.93%, expressed in U.S. dollars. The average performance of the fund’s Morningstar peer group, the Foreign Large Blend category, was -12.23%. Neither the fund nor its benchmark include U.S. stocks, and the Morningstar category has only limited exposure to domestic equities.

Two teams of Hansberger’s international equity specialists manage the fund. One team focuses on value and the other seeks growth potential. Growth investors fared better than value investors in the first half of 2010.

Explanation of Fund Performance

In the first half of the year, the value portfolio’s holdings in the three sectors which had performed best in 2009 all produced significant negative returns. Financials were weak, with AXA and Banco Santander the most significant losers as attention returned to the European debt crisis. AXA was sold. Materials investments also hampered the portfolio as commodity prices decreased after China took steps to cool down its economy. ArcelorMittal, the world’s largest steel company, was the leading detractor in the portfolio for the period. Energy stocks, such as Total and ENI, also gave back some of last year’s gains as the crude oil price fell in the second quarter.

The value portfolio’s holdings in the information technology sector made a positive contribution to return for the period, with good performance from Nintendo and Ericsson.

After a very strong year in 2009, the growth portfolio gave up some of its gains in the first half of 2010. Financials were one of the key contributors to underperformance, with European banks and financial institutions such as BNP Paribas and Prudential hit badly in the period. Energy holding Cameco and materials stock Vedanta Resources also detracted from performance. However, growth holdings in the information technology sector outperformed, led by ARM Holdings and Autonomy Corp of the United Kingdom.

Outlook

We believe that the recent decline in international equity markets has been caused primarily by concerns over the sustainability of global economic growth. This has led to increased volatility and a de-risking shift to more defensive areas of the market in the second quarter.

In our opinion, while the pace of economic growth is slowing, the long-term outlook for many economies – especially the emerging markets – is still very much alive. Although China is slowing down, it is from a very high annual growth rate of 10%. The slowdown is mainly due to policy measures by the Chinese government to engineer an economic soft landing. Inflation worldwide is still not an issue at this point, although Central Banks in Australia and Canada have been proactive in raising interest rates. As government economic stimulus packages gradually phase out, it will be up to the private sector to continue to drive growth. Corporate earnings have been recovering and the upcoming earnings season is eagerly awaited. Maintaining a well-diversified portfolio of high-quality international companies should prove beneficial as investors return to equities and risk aversion subsides.

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HANSBERGER INTERNATIONAL FUND

Investment Results through June 30, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 7

June 30, 2000 through June 30, 2010

Average Annual Returns — June 30, 20107

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 12/29/95)
Net Asset Value[1]	-14.13%	6.33%	2.04%	2.18%
With Maximum Sales Charge[2]	-19.09	0.23	0.83	1.57

Class B (Inception 12/29/95)
Net Asset Value[1]	-14.44	5.60	1.29	1.42
With CDSC[3]	-18.71	0.60	0.99	1.42

Class C (Inception 12/29/95)
Net Asset Value[1]	-14.46	5.55	1.28	1.41
With CDSC[3]	-15.31	4.55	1.28	1.41

Comparative Performance
MSCI EAFE Index[4]	-12.93%	6.38%	1.35%	0.59%
MSCI ACWI ex USA[5]	-10.80	10.87	3.84	2.29
Morningstar Foreign Large Blend Fund Avg.[6]	-12.23	7.05	1.13	-0.39

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	98.0
Preferred Stocks	0.5
Exchange Traded Funds	0.5
Short-Term Investments and Other	1.0

Ten Largest Holdings	% of Net Assets as of 6/30/10
Standard Chartered PLC	1.7
Nestle SA, (Registered)	1.7
Bank of Nova Scotia	1.6
Yamada Denki Co. Ltd.	1.5
Roche Holding AG	1.5
BNP Paribas	1.5
Suncor Energy, Inc.	1.5
Canon, Inc.	1.4
Companhia Energetica de Minas Gerais, Sponsored ADR	1.4
ABB Ltd., (Registered)	1.4

Five Largest Countries	% of Net Assets as of 6/30/10
United Kingdom	16.0
Japan	13.2
China	9.9
Switzerland	8.4
France	7.3

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio	Net Expense Ratio
A	1.70%	1.70%
B	2.45	2.45
C	2.45	2.45

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
4	MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.
5	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.
6	Morningstar Foreign Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
7	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Management Discussion

Objective:

Seeks opportunities for long-term capital growth and income

Strategy:

Invests primarily in common stock of large- and mid-cap companies in any industry

Inception Date:

May 6, 1931

Managers:

Edward S. Loeb

Michael J. Mangan

Diane L. Mustain

Symbols:

Class A	NEFOX
Class B	NEGBX
Class C	NECOX
Class Y	NEOYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Market Conditions

The stock market rally that began in March of 2009 faltered in the second quarter of 2010. Investors were shaken by the European sovereign debt crisis, the Gulf oil spill and the uncertain impact of new financial regulations under consideration by the U.S. Congress. In addition, indications of a slowing economic recovery amid stubborn unemployment and a stagnant housing market kept investors off balance, leading to profit-taking and a renewed flight to bonds.

Performance Results

For the six months ended June 30, 2010, Class A shares of Harris Associates Large Cap Value Fund returned -8.34% at net asset value. The fund underperformed its benchmark, the Russell 1000 Value Index, which returned -5.12% and also lagged the -7.07% average return of funds in its peer group, Morningstar’s Large Blend category.

Explanation of Fund Performance

A weak stock market generally accounted for the fund’s negative performance. Stock selection was the primary reason the fund underperformed its benchmark. Results in financials, energy, healthcare and technology were especially weak. We purchased shares of Transocean Ltd. just days before a disastrous explosion and oil spill in the Gulf of Mexico; shares have fallen dramatically since that time. However, even after taking into account insurance recovery and the potential for very large sums for liability losses, Transocean’s recently low prices seem to anticipate a much greater financial impact than is likely to be the case. Baxter International was another notable disappointment. Shares fell over investor concerns that the commoditization of the blood plasma business was a significant threat to margins. We believe this view is overstated. We sold Monsanto after a brief holding period, based on disappointing earnings reports. Hewlett-Packard and Microsoft, both large positions, hurt results as capital expenditures for technology lagged. Investment manager Franklin Resources came under pressure as individual savings trends seem to be changing. We sold American Express when shares reached our price target, but the holding had a negative impact on the fund’s return.

The fund’s performance leaders for the past six months were found in a variety of sectors. Hotel operators Marriott International and Starwood Hotels were among the period’s top five contributors. Both companies benefited as business and leisure travel bounced back from the recession, bringing higher room occupancy rates and firmer prices. We bought shares of Boeing when doubt about the much-delayed 787 airliner was at its peak and the price of its stock was greatly depressed. Boeing’s shares recovered as investors grew more confident that the plane would soon be in production. We took profits in Union Pacific, a long-time holding, and locked in sizeable gains. Heavy equipment maker Caterpillar continued to prosper amid continued global growth. Caterpillar boosted its dividend during the period. Sara Lee also contributed positively to the fund’s return. However, shares rose too quickly for us to establish a meaningful position and we eliminated the holding.

Outlook

After several quarters of low interest rates, cost cuts and cautious spending, corporate America is now cash-rich and buttressed by strong balance sheets. Although earnings have been coming in at exceptional levels, we believe there is room for them to expand further. We are finding extremely attractive investment opportunities and most of the fund’s holdings are modestly valued by historical standards. Purchases during the first half of 2010 include MasterCard, Allstate, Lockheed, Boston Scientific and Calpine – strong businesses that we believe are selling at prices that understate their earnings potential. And, we think the market has already factored in the potential impact of Europe’s sovereign debt crisis. On the cautionary side, individual investors have left the equity markets in large numbers, and the massive debt overhang in the United States remains a long-term concern.

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HARRIS ASSOCIATES LARGE CAP VALUE FUND

Investment Results through June 30, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 6

June 30, 2000 through June 30, 2010

Average Annual Returns — June 30, 20106

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 5/6/31)
Net Asset Value[1]	-8.34%	17.59%	-1.59%	-1.80%
With Maximum Sales Charge[2]	-13.62	10.83	-2.75	-2.38

Class B (Inception 9/13/93)
Net Asset Value[1]	-8.66	16.68	-2.34	-2.53
With CDSC[3]	-13.22	11.68	-2.73	-2.53

Class C (Inception 5/1/95)
Net Asset Value[1]	-8.60	16.74	-2.34	-2.53
With CDSC[3]	-9.52	15.74	-2.34	-2.53

Class Y (Inception 11/18/98)
Net Asset Value[1]	-8.23	17.84	-1.27	-1.40

Comparative Performance
Russell 1000 Value Index[4]	-5.12%	16.92%	-1.64%	2.38%
Morningstar Large Blend Fund Avg.[5]	-7.07	13.43	-0.85	-0.78

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	97.4
Short-Term Investments and Other	2.6

Ten Largest Holdings	% of Net Assets as of 6/30/10
Intel Corp.	6.2
Carnival Corp.	5.1
Hewlett-Packard Co.	4.4
Boeing Co. (The)	3.7
Bank of New York Mellon Corp.	3.6
JPMorgan Chase & Co.	3.4
Applied Materials, Inc.	3.4
Baxter International, Inc.	3.3
Caterpillar, Inc.	3.3
Williams Cos., Inc.	3.2

Five Largest Industries	% of Net Assets as of 6/30/10
Semiconductors & Semiconductor Equipment	11.4
Hotels, Restaurants & Leisure	9.5
Media	7.0
Food & Staples Retailing	6.9
Health Care Equipment & Supplies	6.8

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[7]	Net Expense Ratio[8]
A	1.50%	1.30%
B	2.25	2.05
C	2.25	2.05
Y	1.25	1.05

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
4	Russell 1000 Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.
5	Morningstar Large Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
7	Before fee waivers and/or expense reimbursements.
8	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

|  8

VAUGHAN NELSON SMALL CAP VALUE FUND

Management Discussion

Objective:

Seeks capital appreciation

Strategy:

Invests in small-cap companies with a focus on absolute return, using a bottom-up value-oriented investment process.

Inception Date:

December 31, 1996

Managers:

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	NEFJX
Class B	NEJBX
Class C Class Y	NEJCX NEJYX

What You Should Know:

Investing in small-cap stocks carries special risk, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks. Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Effective July 31, 2009, the Fund was closed to new investors.

Market Conditions

After an extended rebound from the March 2009 lows, stocks began to move erratically over the six-month period ended June 30, 2010. Europe’s sovereign debt crisis and China’s apparent slowdown compounded domestic concerns over a wavering economic recovery and the potential consequences of the Gulf oil spill. Profit-taking also pressured prices, as investors headed for low-risk havens such as Treasury bills. The possible impact of pending financial legislation added to investor concerns. We reduced the fund’s exposure to the economic cycle as we seek a clearer sense of the economy’s direction.

Performance Results

For the six months ended June 30, 2010, Class A shares of Vaughan Nelson Small Cap Value Fund returned -2.48% at net asset value. The fund underperformed its benchmark, the Russell 2000 Value Index, which returned -1.64% and was in line with the -2.24% average return of the funds in its peer group, the Morningstar Small Blend category.

Explanation of Fund Performance

While sector results over this period were not very different from those in the fund’s benchmark, stock selection was disappointing. Results in materials were positive, but financials were notably weak. Energy exposures brought a mixed picture, and there were some positive results among information technology holdings.

Disappointing performance from Assured Guaranty, a credit guarantee company, depressed results in the financial sector. Assured proved unable to build market share as aggressively as expected, and we eliminated the stock. We also sold Mississippi-based BancorpSouth when it had to restate its earnings and loan loss reserves. Real Estate Investment Trusts (REITs) were underrepresented in the portfolio because we believed that valuations were high and the outlook for real estate prices was uncertain. Our below-benchmark weight, combined with lower performance from the REITs we held, hurt results when the sector surged higher.

In May, Sybase, a provider of enterprise and mobile software, agreed to be acquired by SAP (not in the portfolio) at a substantial premium, making it one of the fund’s top performers relative to the benchmark for the period. In materials, results got a boost from the announcement that Airgas was the target of a takeover bid from a competitor. We took profits in Airgas when the price neared our sell target. Kraton Performance Polymers, maker of specialty thermoplastics for a range of products was a positive contributor to results. The company enjoys good earnings leverage as it continues to gain market share under a skilled management team. In the energy sector, Concho Resources rose based on increased production and reserve growth. We sold Arena Resources, an onshore driller that announced a reduction in its proved reserve levels. Our emphasis in this sector is on land-based oil drillers as well as on shale and other unconventional approaches. In consumer stocks, clothing manufacturer Phillips-Van Heusen, which licenses the Calvin Klein brand, rose on solid earnings amid a pickup in retail spending, combined with positive expectations from the recent acquisition of Tommy Hilfiger.

We have attempted to temper the portfolio’s sensitivity to economic swings as a halting recovery continues. We pared back consumer discretionary stocks after prices rose in the spring. In addition, we added selectively in the industrial sector; and in materials, we discovered attractive opportunities among producers of food packaging and fragrances and flavoring. Overall, we continue to position the portfolio in companies that have better pricing power, lower earnings variability, higher profitability and stronger balance sheets than the broader investment universe.

Outlook

In our opinion the U.S. economic recovery remains sluggish. Without better employment trends, the durability of the rebound is questionable. We believe consumer confidence will waver as long as job creation lags and foreclosures continue. This will constrain consumer spending, a major economic driver. However, as long as credit is available and financial markets are functioning, a repeat of the recent global crisis seems unlikely.

9  |

VAUGHAN NELSON SMALL CAP VALUE FUND

Investment Results through June 30, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 6

June 30, 2000 through June 30, 2010

Average Annual Returns — June 30, 20106

	6 Months	1 Year	5 Years	10 Years	Since Inception[7]

Class A (Inception 12/31/96)
Net Asset Value[1]	-2.48%	21.49%	5.69%	1.00%	—
With Maximum Sales Charge[2]	-8.09	14.53	4.44	0.40	—

Class B (Inception 12/31/96)
Net Asset Value[1]	-2.86	20.58	4.90	0.24	—
With CDSC[3]	-7.69	15.58	4.57	0.24	—

Class C (Inception 12/31/96)
Net Asset Value[1]	-2.86	20.57	4.90	0.25	—
With CDSC[3]	-3.83	19.57	4.90	0.25	—

Class Y (Inception 8/31/06)
Net Asset Value[1]	-2.38	21.77	—	—	3.95

Comparative Performance
Russell 2000 Value Index[4]	-1.64%	25.07%	-0.51%	7.48%	-4.53%
Morningstar Small Blend Fund Avg.[5]	-2.24	21.97	0.16	5.08	-2.89

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	93.2
Exchange Traded Funds	4.1
Short-Term Investments and Other	2.7

Ten Largest Holdings	% of Net Assets as of 6/30/10
iShares Russell 2000 Value Index Fund	4.1
Hanover Insurance Group, Inc. (The)	2.7
Waste Connections, Inc.	2.4
Silgan Holdings, Inc.	2.3
Unit Corp.	2.1
Packaging Corp. of America	2.0
HCC Insurance Holdings, Inc.	1.9
WESCO International, Inc.	1.9
Scotts Miracle-Gro Co. (The), Class A	1.9
MEDNAX, Inc.	1.8

Five Largest Industries	% of Net Assets as of 6/30/10
Insurance	8.5
Capital Markets	5.5
Commercial Banks	5.3
Machinery	5.2
REITs	4.8

Portfolio holdings and asset allocations will vary.

Exp ense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	1.51%	1.47%
B	2.26	2.22
C	2.26	2.22
Y	1.20	1.20

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
4	Russell 2000 Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
5	Morningstar Small Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
7	The since-inception comparative performance figures shown are calculated from 9/1/06.
8	Before fee waivers and/or expense reimbursements.
9	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

|  10

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Management Discussion

Objective:

Seeks long-term capital appreciation

Strategy:

Invests in medium capitalization companies with a focus on absolute return, using a bottom-up, value-oriented investment process

Inception Date:

October 31, 2008

Managers:

Dennis G. Alff

Chris D. Wallis

Scott J. Weber

Symbols:

Class A	VNVAX
Class C Class Y	VNVCX VNVYX

What You Should Know:

Value stocks may fall out of favor with investors and underperform the overall market during any given period.

Market Conditions

After a vigorous year-long rally, Europe’s sovereign debt crisis tipped the balance for a market that was vulnerable to bad news. Funds flowed back into lower-risk assets such as Treasury bills, as the strength and sustainability of the recovery came into question. Profit-taking accounted for some of the pullback. However, the Gulf oil spill, China’s efforts to control growth and contentious debate over financial regulation all added to investor discomfort. As uncertainties multiplied, we eased back on the fund’s sensitivity to the economic cycle until a clearer picture emerges of the recovery’s durability.

Performance Results

For the six months ended June 30, 2010, Class A shares of Vaughan Nelson Value Opportunity Fund returned -7.14% at net asset value. The fund underperformed both its benchmark, the Russell Midcap Value Index, which returned -0.88%, and the -3.16% average return of the funds in its peer group, Morningstar’s Mid-Cap Blend category.

Explanation of Fund Performance

There were bright spots despite the fund’s disappointing returns over this period. Cincinnati-based Fifth Third Bancorp was a positive contributor to performance, thanks to our timely purchase in the summer of 2009 when valuations appeared unduly depressed. A sharp rally into 2010 allowed us to book solid gains, and the fund now holds a reduced position. We also took profits in Darden Restaurants, operators of Red Lobster, Olive Garden and other chains. Apparel manufacturer Phillips-Van Heusen, which licenses the Calvin Klein brand, rose on solid earnings amid a pickup in consumer spending and positive expectations from the recent acquisition of Tommy Hilfiger. The absence of stocks in the weak utilities sector for most of the period was also beneficial to performance.

In broad terms, the fund underperformed its benchmark because it had higher exposure to companies that are linked to global growth. Stock selection in the financials, consumer discretionary and energy sectors also detracted from relative returns, while results in telecommunications and healthcare were favorable. In financials, we have avoided Real Estate Investment Trusts (REITs) because of concerns about real estate values and the valuations of many of the stocks; we are beginning to see better values develop. That underexposure hurt results when REIT stocks climbed. Credit guarantee company Assured Guaranty suffered increasing loss levels and failed to gain market share as aggressively as expected, leading us to eliminate the stock. The fund’s consumer discretionary holdings trailed lower-quality, highly leveraged companies such as hotel, leisure and media companies that stood out in the index. Retailer Collective Brands, which owns Payless Shoes, had a disappointing first quarter. Payless enjoys good cash flow, and we expect year-to-year sales figures to improve. Gaming machine maker Bally Technologies weakened as the doubtful economy caused casinos to postpone an anticipated cycle of replacing and updating machines. However, we continue to own the stock and expect improved results.

Outlook

With the economy moving ahead fitfully, we continue to seek companies that can prosper in the slow growth environment that we anticipate. An example is utilities, where we have raised our exposure to a sizeable commitment, although still lower than the benchmark’s. We favor those whose major capital outlays are behind them, with good cash flows and dividends, operating in favorable regulatory settings. The fund has come from under- to overweight in consumer staples, reducing exposure to consumer discretionary and materials companies and maintaining an overweight in healthcare. Overall, we continue to position the portfolio in companies that we believe have better pricing power, lower earnings variability, higher profitability and stronger balance sheets than the broader investment universe.

11  |

VAUGHAN NELSON VALUE OPPORTUNITY FUND

Investment Results through June 30, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of $10,000 Investment in Class A Shares6

October 31, 2008 (inception) through June 30, 2010

Average Annual Returns — June 30, 20106

	6 Months	1 Year	Since Inception[7]

Class A (Inception 10/31/08)
Net Asset Value[1]	-7.14%	15.14%	9.94%
With Maximum Sales Charge[2]	-12.48	8.50	6.09

Class C (Inception 10/31/08)
Net Asset Value[1]	-7.42	14.27	9.15
With CDSC[3]	-8.34	13.27	9.15

Class Y (Inception 10/31/08)
Net Asset Value[1]	-6.96	15.48	10.28

Comparative Performance
Russell Midcap Value Index[4]	-0.88%	28.91%	14.54%
Morningstar Mid-Cap Blend Fund Avg.[5]	-3.16	21.26	14.26

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	95.7
Short-Term Investments and Other	4.3

Ten Largest Holdings	% of Net Assets as of 6/30/10
XL Capital Ltd., Class A	2.6
Zimmer Holdings, Inc.	2.1
Apollo Investment Corp.	2.0
DaVita, Inc.	2.0
MEDNAX, Inc.	2.0
Syniverse Holdings, Inc.	1.9
Kroger Co. (The)	1.9
Packaging Corp. of America	1.8
EQT Corp.	1.8
Reinsurance Group of America, Inc.	1.8

Five Largest Industries	% of Net Assets as of 6/30/10
Insurance	8.6
Machinery	5.7
Capital Markets	4.8
Multi Utilities	4.7
Containers & Packaging	4.6

Portfolio holdings and asset allocations will vary.

Exp ense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[8]	Net Expense Ratio[9]
A	4.69%	1.40%
C	5.44	2.15
Y	4.44	1.15

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
4	Russell Midcap Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.
5	Morningstar Mid-Cap Blend Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
6	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
7	The since-inception comparative performance figures shown are calculated from 11/1/08.
8	Before fee waivers and/or expense reimbursements.
9	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

|  12

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

Objective:

Seeks long-term growth of capital

Strategy:

Features growth and value investments through a diversified portfolio of complementary equity investment disciplines provided by specialized money managers

Inception Date:

July 7, 1994

Subadvisors:

BlackRock Investment Management, LLC

Harris Associates L.P.

Loomis, Sayles & Company, L.P.

Symbols:

Class A	NEFSX
Class B	NESBX
Class C	NECCX
Class Y	NESYX

What You Should Know:

Growth stocks can be more sensitive to market movements because their values are based on future expectations. Value stocks may fall out of favor with investors and underperform the overall market. Small-cap stocks carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large-cap stocks.

Market Conditions

While prices of most stocks declined during the six months ended June 30, 2010, the market is still significantly above its March 2009 lows. Skepticism about higher-risk assets, such as common stocks, is understandable given the geopolitical events of recent months, including an economic crisis in Europe, the oil spill in the Gulf of Mexico and ongoing conflict in the Middle East. During the second quarter, many investors ignored the fact that some common stocks offered higher dividend yields than bonds, turning instead to low-yielding Treasury securities in pursuit of safety. Basic materials companies were hardest hit, followed by financials.

Performance Results

For the six months ended June 30, 2010, Class A shares of Natixis U.S. Diversified Portfolio returned -5.51% at net asset value. For the same period the S&P 500 Index returned -6.65% and the S&P MidCap 400 Index returned -1.36%. The Wilshire 4500 Index returned -1.11% and the average return of the funds in Morningstar’s Large Growth category was -8.24%.

Explanation of Portfolio Performance

Each of Natixis U.S. Diversified Portfolio’s four segments uses a distinct investment style, providing shareholders with exposure to a spectrum of stocks and strategies. BlackRock seeks long-term growth of capital in companies of any size, with an emphasis on those with capitalizations greater than $2 billion. The segment managed by Harris Associates invests primarily in common stocks of large- and mid-cap companies that the manager believes are trading at a substantial discount to their “true business value.” Loomis Sayles manages two segments. One invests in mid-cap growth stocks; the other focuses on small-cap value stocks.

BlackRock Segment

Stock selection in certain sectors detracted from performance. Wireless telecommunications company QUALCOMM traded lower on earnings disappointments, and the position was eliminated. Palm fell sharply on poor sales expectations from its new smartphone and the company’s downward revision of its earnings forecast. The stock was sold. A recently added position in rating agency Moody’s fell in price in response to Congressional investigations of the company’s role in rating certain debt obligations, combined with the acceleration of the financial reform debate in Congress. BlackRock believes that fears about the outcome of financial reform are overblown and that the anticipated wave of debt refinancing will create increased demand for Moody’s services, so the stock remains in the portfolio.

Positive performers during the period included Baidu, China’s leading search engine. The stock performed exceptionally well after Google, Baidu’s closest competitor, announced its intention to exit the Chinese market and the company’s advertising platform proved more successful than anticipated. Cummins, which makes truck engines, appreciated sharply during the period, as the company continued to benefit from a truck replacement cycle. Shares of Apple rose sharply and the stock remains the segment’s largest holding. In addition to benefiting from the spring launch of the iPad, Apple continues to benefit from sales strength of the iPhone.

Harris Associates Segment

Stock selection detracted from performance. The world’s largest offshore drilling contractor, Transocean, leases the Deepwater Horizon oil rig to British Petroleum and its stock declined on concerns about its potential liability. Although Harris Associates is concerned about the risk/reward factors, they believe Transocean’s long-term outlook remains sound in light of the continued increase in deep-water drilling globally. Baxter International declined on worries about its revenue growth and market share. Although Harris Associates expects Baxter to face continued obstacles in its plasma business, they believe the company has long-term advantages over its competition. Hewlett-Packard’s (HP) shares fell on concerns about the growth of the global technology market, despite HP’s double-digit revenue increase. Harris Associates believes strongly in the company’s management and global growth potential.

13  |

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Management Discussion

Two industrial holdings, Union Pacific and Boeing, were top performers during the period. Boeing responded to an increase in demand for commercial aircraft. Union Pacific did well in 2009 and was sold in the second quarter. Two hotel chains, Marriott International and Starwood Hotels, also provided strong returns for the period. Harris Associates believes revenue generated by Marriott’s range of brands, from Courtyard to Ritz-Carlton, should allow the company to profit in a range of economic scenarios. They took profits on Sara Lee and a portion of the fund’s Starwood holdings, both long-term success stories.

Loomis Sayles Mid Cap Growth Segment

Strong stock selection, coupled with an emphasis on the technology sector, contributed to the segment’s positive performance for the first half of 2010. The segment’s consumer discretionary and producer durables holdings also performed well. The strongest individual performer, Netflix, exceeded earnings and revenue expectations. Baidu, the leading Chinese language internet search platform, has been in the fast lane ever since Google announced it would leave the Chinese market. Internet services provider Akamai Technologies exceeded Wall Street’s estimates for both earnings and revenues and was another positive selection.

Consumer staples, energy and healthcare were among this segment’s weakest sectors, although two stocks were responsible for most of the poor performance. Green Mountain Coffee Roasters, which makes the Keurig coffee brewers, and NBTY, which makes vitamins and nutritional supplements, were both above-average performers in the first quarter but fell on disappointing results in April. Both stocks were sold. This portfolio’s weak showing in healthcare is attributable to its biotech holdings, which were trimmed. In energy, Brigham Exploration, one of the leading onshore oil plays in the United States, fell when oil prices corrected sharply and the portfolio manager’s sell discipline forced the sale of the stock. Shares of Alpha Natural Resources declined on lower prices for metallurgical coal and steel when prices of both commodities fell. And Varian Semiconductor, which designs and manufactures equipment used to make integrated circuits, fell on fears that bookings were decelerating. Both stocks were sold.

Loomis Sayles Small Cap Value Segment

Three of this segment’s largest holdings at the start of 2010 were utility companies, led by Questar Corporation. The stock of this diversified energy utility advanced after the company announced a plan to split into two companies. The segment’s three best-performing stocks were Perrigo, PHH and HSN. Perrigo, which provides over-the-counter pharmaceuticals, is benefiting from the attractive value its products offer consumers, as well as from a growing pipeline of new drugs that are switching to over-the-counter status. Perrigo also recently announced it would acquire a private label infant formula producer. PHH provides outsourced residential mortgage services and fleet management. Positive earnings announcements and its low valuations helped the stock rally sharply during the period. HSN operates the Home Shopping Network. The company was able to leverage its unique retailing format to post strong earnings.

Poor results from technology, materials and processing, and financial services detracted from performance, primarily as a result of its sensitivity to the worldwide economy. Brocade Communications, a dominant provider of switching equipment, declined on disappointing earnings and was sold. ON Semiconductor, an international provider of semiconductors, declined late in the second quarter on concerns about surplus inventory, but it remains in the portfolio. This segment had a relatively small position in the materials and processing sector, although the largest holding was Reliance Steel and Aluminum, a leading national steel service center operator. Reliance reacted negatively to the market’s concerns about slowing global economic activity. However, the stock remains in the portfolio. Within financial services, Lender Processing Services, an outsourcer of document processing primarily for mortgages, hurt performance. Slowing foreclosure rates threatened to reduce demand for Lender’s services, but Loomis expects demand to remain positive and the stock remains in the portfolio.

|  14

NATIXIS U.S. DIVERSIFIED PORTFOLIO

Investment Results through June 30, 2010

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares 8

June 30, 2000 through June 30, 2010

Average Annual Returns — June 30, 20108

	6 Months	1 Year	5 Years	10 Years

Class A (Inception 7/7/94)
Net Asset Value[1]	-5.51%	18.71%	1.52%	0.06%
With Maximum Sales Charge[2]	-10.94	11.91	0.32	-0.53

Class B (Inception 7/7/94)
Net Asset Value[1]	-5.83	17.88	0.77	-0.69
With CDSC[3]	-10.54	12.88	0.38	-0.69

Class C (Inception 7/7/94)
Net Asset Value[1]	-5.82	17.87	0.77	-0.69
With CDSC[3]	-6.76	16.87	0.77	-0.69

Class Y (Inception 11/15/94)
Net Asset Value[1]	-5.39	18.97	1.84	0.50

Comparative Performance
S&P 500 Index[4]	-6.65%	14.43%	-0.79%	-1.59%
S&P MidCap 400 Index[5]	-1.36	24.93	2.21	5.30
Wilshire 4500 Index[6]	-1.11	23.76	1.63	1.62
Morningstar Large Growth Fund Avg.[7]	-8.24	12.41	-0.18	-3.37

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

Fund Composition	% of Net Assets as of 6/30/10
Common Stocks	98.0
Put Options	0.4
Put Options Written	(0.2)
Call Options Written	(0.0)
Short-Term Investments and Other	1.8

Ten Largest Holdings	% of Net Assets as of 6/30/10
Intel Corp.	2.0
Hewlett-Packard Co.	1.8
Carnival Corp.	1.6
Microsoft Corp.	1.4
UGI Corp.	1.2
JPMorgan Chase & Co.	1.2
Discover Financial Services	1.2
Apple, Inc.	1.2
Boeing Co. (The)	1.1
Bank of New York Mellon Corp.	1.1

Five Largest Industries	% of Net Assets as of 6/30/10
Hotels, Restaurants & Leisure	6.0
Semiconductors & Semiconductor Equipment	6.0
Machinery	5.8
Software	4.5
Media	4.5

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[9]	Net Expense Ratio[10]
A	1.56%	1.40%
B	2.31	2.15
C	2.31	2.15
Y	1.22	1.15

NOTES TO CHARTS

1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.
4	S&P 500 Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.
5	S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equities market.
6	Wilshire 4500 Index is an unmanaged index that measures the performance of U.S. small- and mid-cap stocks.
7	Morningstar Large Growth Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.
8	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
9	Before fee waivers and/or expense reimbursements.
10	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit www.ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available from the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

|  16

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2010 through June 30, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ABSOLUTE ASIA DYNAMIC EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2010[1]	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD 1/1/2010[1] – 6/30/2010
Class A
Actual	$1,000.00	$947.00	$5.79	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75	*
Class C
Actual	$1,000.00	$947.00	$8.27	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	$12.47	*
Class Y
Actual	$1,000.00	$950.00	$4.97	[1]
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50	*

*	Hypothetical expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.75%, 2.50% and 1.50% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent half-year (181), divided by 365 (to reflect the half-year period).
[1]

Fund commenced operations on February 26, 2010. Actual expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.75%, 2.50% and 1.50% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (124), divided by 365 (to reflect the partial period).

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UNDERSTANDING FUND EXPENSES

CGM ADVISOR TARGETED EQUITY FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$895.20	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81
Class B
Actual	$1,000.00	$892.00	$8.96
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54
Class C
Actual	$1,000.00	$891.50	$8.96
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54
Class Y
Actual	$1,000.00	$895.70	$4.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51

*	Expenses are equal to the Fund’s annualized expense ratio: 1.16%, 1.91%, 1.91% and 0.90% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

HANSBERGER INTERNATIONAL FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$858.70	$7.65
Hypothetical (5% return before expenses)	$1,000.00	$1,016.56	$8.30
Class B
Actual	$1,000.00	$855.60	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,012.84	$12.03
Class C
Actual	$1,000.00	$855.40	$11.09
Hypothetical (5% return before expenses)	$1,000.00	$1,012.84	$12.03

*	Expenses are equal to the Fund’s annualized expense ratio: 1.66%, 2.41% and 2.41% for Class A, B and C, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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UNDERSTANDING FUND EXPENSES

HARRIS ASSOCIATES LARGE CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$916.60	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.51
Class B
Actual	$1,000.00	$913.40	$9.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class C
Actual	$1,000.00	$914.00	$9.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.24
Class Y
Actual	$1,000.00	$917.70	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.26

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05%, 2.05% and 1.05% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

VAUGHAN NELSON SMALL CAP VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$975.20	$6.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Class B
Actual	$1,000.00	$971.40	$10.51
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class C
Actual	$1,000.00	$971.40	$10.51
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class Y
Actual	$1,000.00	$976.20	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio : 1.40%, 2.15%, 2.15% and 1.15% for Class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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UNDERSTANDING FUND EXPENSES

VAUGHAN NELSON VALUE OPPORTUNITY FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$928.60	$6.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Class C
Actual	$1,000.00	$925.80	$10.27
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class Y
Actual	$1,000.00	$930.40	$5.50
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15% and 1.15%, for Class A, C and Y respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

NATIXIS U.S. DIVERSIFIED PORTFOLIO	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$944.90	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00
Class B
Actual	$1,000.00	$941.70	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class C
Actual	$1,000.00	$941.80	$10.35
Hypothetical (5% return before expenses)	$1,000.00	$1,014.13	$10.74
Class Y
Actual	$1,000.00	$946.10	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

*	Expenses are equal to the Portfolio’s annualized expense ratio (after waiver/reimbursement): 1.40%, 2.15%, 2.15% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

|  20

BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ABSOLUTE ASIA DYNAMIC EQUITY FUND

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that both the full Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), voting separately, initially approve for a two-year term any new investment advisory and sub-advisory agreements for a registered investment company, including a newly formed fund such as the Absolute Asia Dynamic Equity Fund (the “Fund”). The Trustees, including the Independent Trustees, unanimously approved the proposed investment advisory and sub-advisory agreements (together, the “Agreements”) for the Fund at an in-person meeting held on November 20, 2009.

In connection with this review, Fund management and other representatives of the Fund’s adviser, Natixis Asset Management Advisors, L.P. (“Natixis Advisors”), and the Fund’s subadviser, Absolute Asia Asset Management Limited (“Absolute Asia” and, together with Natixis Advisors, the “Advisers”) distributed to the Trustees materials including, among other items, (i) information on the proposed advisory and sub-advisory fees and other expenses to be charged to the Fund, including information comparing the Fund’s expenses to those of peer groups and categories of funds and information on fees charged to other accounts sub-advised by Absolute Asia and the proposed expense cap, (ii) the Fund’s investment objective and strategies, (iii) the size, education and experience of the Advisers’ investment staff and the investment strategies proposed to be used in managing the Fund, (iv) proposed arrangements for the distribution of the Fund’s shares, (v) the procedures proposed to be employed to determine the value of the Fund’s assets, (vi) the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about the Advisers’ performance, and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Because the Fund is newly formed and had not commenced operations at the time of the Trustees’ review, certain information, including data relating to Fund performance, was not available, and therefore could not be distributed to the Trustees. Throughout the process, the Trustees were afforded the opportunity to ask questions of, and request additional materials from, the Advisers.

In considering whether to initially approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the following:

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Advisers and their respective affiliates to the Fund, and the resources to be dedicated to the Fund by the Advisers and their respective affiliates. The Trustees considered the fact that both Advisers are affiliates of Natixis Global Asset Management, L.P. In this regard, the Trustees considered not only the advisory and sub-advisory services proposed to be provided by the Advisers to the Fund, but also the monitoring and oversight services proposed to be provided to the Fund, as well as the administrative services proposed to be provided by Natixis Advisors and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the scope of the services to be provided to the Fund under the Agreements seemed consistent with the Fund’s operational requirements, and that the Advisers had the capabilities, resources and personnel necessary to provide the advisory and sub-advisory services that would be required by the Fund. The Trustees determined that the nature, extent and quality of services proposed to be provided under the Agreements supported approval of the Agreements.

Investment performance of the Fund and the Advisers. Because the Fund had not yet commenced operations, performance information for the Fund was not considered, although the Board considered the performance of other funds and accounts managed by the Advisers. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the Advisers’ performance record and/or other relevant factors supported approval of the Agreements.

The costs of the services to be provided by the Advisers and their affiliates from their respective relationships with the Fund. Although the Fund had not yet commenced operations at the time of the Trustees’ review of the Agreements, the Trustees reviewed information comparing the proposed advisory and sub-advisory fees and estimated total expenses of the Fund’s share classes with the fees and expenses of comparable share classes of comparable funds identified by the Advisers and information about fees charged to other accounts sub-advised by Absolute Asia. In evaluating the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund’s proposed advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees also noted that the Fund would have an expense cap in place. In addition, the Trustees considered information regarding the administrative and distribution fees to be paid by the Fund to the Advisers’ affiliates.

21  |

BOARD APPROVAL OF THE INITIAL ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ABSOLUTE ASIA DYNAMIC EQUITY FUND

Because the Fund had not yet commenced operations, historical profitability information with respect to the Fund was not considered. However, the Trustees noted the information provided in court cases in which adviser profitability was an issue, the estimated expense level of the Fund, and that the Fund was subject to an expense cap.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory and sub-advisory fees proposed to be charged to the Fund were fair and reasonable, and supported the approval of the Agreements.

Economies of scale. The Trustees considered the extent to which the Advisers may realize economies of scale or other efficiencies in managing the Fund, and whether those economies could be shared with the Fund through breakpoints in the advisory and sub-advisory fees or other means. The Trustees noted that the Fund was subject to an expense cap. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale might be shared with the Fund supported the approval of the Agreements.

The Trustees also considered other factors, including but not limited to the compliance-related resources the Advisers and their respective affiliates would provide to the Fund and the potential so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Fund and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Fund’s securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company would benefit from the retention of affiliated advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements should be approved.

|  22

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR CGM ADVISOR TARGETED EQUITY FUND, HANSBERGER INTERNATIONAL FUND, HARRIS ASSOCIATES LARGE CAP VALUE FUND, VAUGHAN NELSON SMALL CAP VALUE FUND, VAUGHAN NELSON VALUE OPPORTUNITY FUND, AND NATIXIS U.S. DIVERSIFIED PORTFOLIO

The Board of Trustees, including the Independent Trustees, considers matters bearing on each Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Funds’ investment advisers and sub-advisers (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory and sub-advisory fees, if any, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund (and segment, in the case of Funds managed by multiple sub-advisers) based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing a Fund against its category. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by Natixis Advisors with respect to sub-advised Funds. They also considered the administrative services provided by Natixis Advisors and its affiliates to the Funds.

23  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR CGM ADVISOR TARGETED EQUITY FUND, HANSBERGER INTERNATIONAL FUND, HARRIS ASSOCIATES LARGE CAP VALUE FUND, VAUGHAN NELSON SMALL CAP VALUE FUND, VAUGHAN NELSON VALUE OPPORTUNITY FUND, AND NATIXIS U.S. DIVERSIFIED PORTFOLIO

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement(s) relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s performance, although lagging in certain recent periods, was stronger over the long term; (3) that the Fund’s more recent performance was competitive when compared to relevant performance benchmarks or peer groups; (4) that the Fund had a limited operating history; and (5) that although the Fund’s performance lagged that of its relevant peer group for certain periods, performance was stronger when compared to the Fund’s relevant performance benchmark or on an absolute basis.

The Trustees also considered each Adviser’s performance and reputation generally, the performance of the fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and sub-advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. They noted that, as of December 31, 2009, four of the six Natixis Equity Funds in this report have expense caps in place, and they considered the amounts waived or reimbursed by the Advisers under these caps. The Trustees noted that several Funds had total expense ratios or advisory fee rates that were above the median of a peer group of Funds. The Trustees considered the circumstances that accounted for such relatively higher expenses. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund’s advisory fee rate and/or total expense ratio was only slightly above its peer group median; (2) that although the Fund’s advisory fee rate was above its peer group median, it is subject to an expense cap which resulted in the reduction of the advisory fee; (3) that the Fund’s investment discipline was capacity restrained and (4) that the Fund’s relatively higher total expense ratio in relation to the median for its peer group of funds resulted to a significant extent from relatively higher expenses relating to items other than advisory fees or resulting from the Fund’s asset size. The Trustees further noted that Natixis U.S. Diversified Portfolio’s advisory fees and gross expense ratio were above the median of a peer group of funds, noting that the Fund employs a more complex multiple manager structure, whereas its peer group consists of mostly Large Cap Growth strategies.

|  24

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR CGM ADVISOR TARGETED EQUITY FUND, HANSBERGER INTERNATIONAL FUND, HARRIS ASSOCIATES LARGE CAP VALUE FUND, VAUGHAN NELSON SMALL CAP VALUE FUND, VAUGHAN NELSON VALUE OPPORTUNITY FUND, AND NATIXIS U.S. DIVERSIFIED PORTFOLIO

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Advisers had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that four Funds had breakpoints in their advisory fees and that the remaining Funds were subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

•

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

25  |

Absolute Asia Dynamic Equity Fund

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 87.5% of Net Assets
	Australia — 17.8%
3,447	BHP Billiton Ltd.	$107,235
25,639	Incitec Pivot Ltd.	57,984
2,695	Newcrest Mining Ltd.	78,631
23,497	Paladin Energy Ltd.(b)	69,966
2,008	Rio Tinto Ltd.	110,429

		424,245

	China — 15.2%
70,000	Ausnutria Dairy Corp. Ltd.	42,729
24,000	China Resources Land Ltd.	45,065
32,000	CNOOC Ltd.	54,227
31,000	Digital China Holdings Ltd.	47,125
30,400	Shanghai Friendship Group, Inc., Co., Class B	39,439
27,300	Shanghai Jinjiang International Hotels Development Co. Ltd., Class B	35,517
52,000	Skyworth Digital Holdings Ltd.	34,335
10,000	Weichai Power Co. Ltd., Class H	64,381

		362,818

	Hong Kong — 13.2%
11,163	Henderson Land Development Co. Ltd.	65,382
4,000	Hong Kong Aircraft Engineering Co. Ltd.	53,786
4,500	Hong Kong Exchanges & Clearing Ltd.	70,299
30,000	Lifestyle International Holdings Ltd.	58,045
5,000	Sun Hung Kai Properties Ltd.	68,443

		315,955

	India — 4.5%
1,800	Infosys Technologies Ltd., Sponsored ADR	107,838

	Indonesia — 6.5%
19,000	PT Astra International Tbk	100,386
27,000	PT United Tractors Tbk	55,341

		155,727

	Korea — 13.1%
787	Hyundai Motor Co.	92,086
1,620	Korea Electric Power Corp.(b)	41,804
278	Lotte Shopping Co. Ltd.	79,827
222	POSCO	84,118
190	Samsung Life Insurance Co. Ltd.	16,093

		313,928

	Malaysia — 3.2%
15,300	Kuala Lumpur Kepong Berhad	77,298

	Singapore — 7.9%
25,000	Parkway Holdings Ltd.	63,270
12,000	Singapore Airlines Ltd.	124,429

		187,699

	Taiwan — 6.1%
15,000	Simplo Technology Co. Ltd.	81,296
25,000	Taiwan Fertilizer Co. Ltd.	65,407

		146,703

	Total Common Stocks (Identified Cost $2,217,832)	2,092,211

Shares	Description	Value (†)

Warrants — 0.0%
	Hong Kong — 0.0%
2,200	Henderson Land Development Co. Ltd., Expiration on 6/1/2011(b) (Identified Cost $0)	$373

Principal Amount
Short-Term Investments — 13.4%
$318,652	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $318,652 on 7/01/2010, collateralized by $295,000 Federal National Mortgage Association, 4.125% due 4/15/2014 valued at $325,385 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $318,652)	318,652

	Total Investments — 100.9% (Identified Cost $2,536,484)(a)	2,411,236
	Other assets less liabilities — (0.9)%	(20,613)

	Net Assets — 100.0%	$2,390,623

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized depreciation on investments based on a cost of $2,536,484 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$79,340
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(204,588)

	Net unrealized depreciation	$(125,248)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  26

Absolute Asia Dynamic Equity Fund

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Industry Summary at June 30, 2010 (Unaudited)

Metals & Mining	15.9%
Automobiles	8.1
Real Estate Management & Development	7.5
Multiline Retail	5.8
Airlines	5.2
Oil, Gas & Consumable Fuels	5.2
Chemicals	5.1
Food Products	5.0
Machinery	5.0
IT Services	4.5
Computers & Peripherals	3.4
Diversified Financial Services	2.9
Health Care Providers & Services	2.7
Transportation Infrastructure	2.3
Electronic Equipment, Instruments & Components	2.0
Other Investments, less than 2% each	6.9
Short-Term Investments	13.4

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

Currency Exposure at June 30, 2010 as a Percentage of Net Assets (Unaudited)

Hong Kong Dollar	25.3%
United States Dollar	21.0
Australian Dollar	17.8
South Korean Won	13.1
Singapore Dollar	7.9
Indonesian Rupiah	6.5
New Taiwan Dollar	6.1
Malaysian Ringgit	3.2

Total Investments	100.9
Other assets less liabilities	(0.9)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

CGM Advisor Targeted Equity Fund

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.0% of Net Assets
	Air Freight & Logistics — 12.4%
720,000	FedEx Corp.	$50,479,200
875,000	United Parcel Service, Inc., Class B	49,778,750

		100,257,950

	Airlines — 5.5%
3,750,000	Delta Air Lines, Inc.(b)	44,062,500

	Automobiles — 9.7%
7,800,000	Ford Motor Co.(b)	78,624,000

	Commercial Banks — 9.0%
2,098,880	Banco Bradesco SA, Sponsored ADR	33,288,237
2,206,705	Itau Unibanco Holding SA, ADR	39,742,757

		73,030,994

	Communications Equipment — 4.9%
1,850,000	Cisco Systems, Inc.(b)	39,423,500

	Computers & Peripherals — 8.2%
230,000	Apple, Inc.(b)	57,851,900
200,000	Hewlett-Packard Co.	8,656,000

		66,507,900

	Diversified Financial Services — 4.4%
2,450,000	Bank of America Corp.	35,206,500

	Hotels, Restaurants & Leisure — 5.9%
1,598,110	Marriott International, Inc., Class A	47,847,413

	Industrial Conglomerates — 5.5%
560,000	3M Co.	44,234,400

	Insurance — 5.4%
810,000	Prudential Financial, Inc.	43,464,600

	Machinery — 5.0%
720,000	Deere & Co.	40,089,600

	Media — 7.7%
1,600,000	CBS Corp., Class B	20,688,000
1,330,000	Walt Disney Co. (The)	41,895,000

		62,583,000

	Multiline Retail — 5.2%
850,000	Target Corp.	41,794,500

	Oil, Gas & Consumable Fuels — 4.7%
960,000	Peabody Energy Corp.	37,564,800

	Semiconductors & Semiconductor Equipment — 5.5%
2,300,000	Intel Corp.	44,735,000

	Total Common Stocks (Identified Cost $767,948,385)	799,426,657

Principal Amount
Short-Term Investments — 1.3%
$10,695,000	American Express Credit Corp., Commercial Paper, 0.050%, 7/01/2010, (Identified Cost $10,695,000)	10,695,000

	Total Investments — 100.3% (Identified Cost $778,643,385)(a)	810,121,657
	Other assets less liabilities — (0.3)%	(2,589,443)

	Net Assets — 100.0%	$807,532,214

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized appreciation on investments based on a cost of $778,643,385 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$79,082,127
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(47,603,855)

	Net unrealized appreciation	$31,478,272

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2010 (Unaudited)

Air Freight & Logistics	12.4%
Automobiles	9.7
Commercial Banks	9.0
Computers & Peripherals	8.2
Media	7.7
Hotels, Restaurants & Leisure	5.9
Semiconductors & Semiconductor Equipment	5.5
Industrial Conglomerates	5.5
Airlines	5.5
Insurance	5.4
Multiline Retail	5.2
Machinery	5.0
Communications Equipment	4.9
Oil, Gas & Consumable Fuels	4.7
Diversified Financial Services	4.4
Short-Term Investments	1.3

Total Investments	100.3
Other assets less liabilities	(0.3)

Net Assets	100.0%

See accompanying notes to financial statements.

|  28

Hansberger International Fund

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.0% of Net Assets
	Australia — 4.6%
23,925	BHP Billiton Ltd.	$744,296
182,293	BlueScope Steel Ltd.(b)	316,910
12,131	Commonwealth Bank of Australia	490,426
20,438	CSL Ltd.	558,028
14,681	Macquarie Group Ltd.	451,242
13,799	Rio Tinto Ltd.	758,868
32,538	Westpac Banking Corp.	573,530

		3,893,300

	Belgium — 0.9%
15,611	Anheuser-Busch InBev NV	750,596

	Brazil — 5.7%
80,724	Companhia Energetica de Minas Gerais, Sponsored Preference ADR	1,184,221
39,341	Gafisa SA, ADR	476,419
37,113	Itau Unibanco Holding SA, Preference ADR	668,405
16,861	Petroleo Brasileiro SA, ADR	578,670
13,220	Petroleo Brasileiro SA, Sponsored Preference ADR	393,956
33,059	Vale SA, Sponsored ADR	804,987
32,408	Vale SA, Sponsored Preference ADR	681,216

		4,787,874

	Canada — 5.7%
28,742	Bank of Nova Scotia	1,323,685
32,659	Cameco Corp.	694,983
7,893	Canadian National Railway Co.	452,900
41,924	Manulife Financial Corp.	611,252
41,441	Suncor Energy, Inc.	1,220,023
17,481	Teck Resources Ltd., Class B	517,088

		4,819,931

	Chile — 0.5%
13,588	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	443,105

	China — 9.9%
728,000	Agile Property Holdings Ltd.	746,477
533,000	China Communications Construction Co. Ltd., Class H	483,603
581,000	China Construction Bank Corp., Class H	467,712
223,000	China Merchants Bank Co. Ltd., Class H	533,483
165,000	China Shenhua Energy Co. Ltd., Class H	595,271
1,363,200	China State Construction International Holdings Ltd.	414,276
1,188,410	Denway Motors Ltd.	559,591
1,400,000	GOME Electrical Appliances Holdings Ltd.(b)	420,706
1,353,000	Industrial and Commercial Bank of China Ltd., Class H	985,154
8,368	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	779,814
416,000	PetroChina Co. Ltd., Class H	459,074
60,000	Ping An Insurance (Group) Co. of China Ltd., Class H(c)	492,596
35,500	Tencent Holdings Ltd.	588,137
121,600	Weichai Power Co. Ltd., Class H	782,869

		8,308,763

Shares	Description	Value (†)

	Denmark — 1.3%
6,802	Novo Nordisk A/S, Class B	$549,552
13,270	Vestas Wind Systems A/S(b)	552,245

		1,101,797

	France — 7.3%
18,282	ArcelorMittal	490,356
33,988	AXA SA	519,238
22,687	BNP Paribas, 144A	1,220,577
12,128	Carrefour SA	481,087
13,722	Electricite de France	522,075
11,754	GDF Suez	334,408
9,796	Groupe Danone	525,165
7,777	Iliad SA	603,913
3,792	PPR	471,053
13,222	Total SA	590,214
9,429	Total SA, Sponsored ADR	420,911

		6,178,997

	Germany — 5.5%
22,798	Adidas AG	1,103,762
17,979	Aixtron AG	425,047
6,449	Bayer AG	360,379
8,247	Deutsche Boerse AG	501,034
15,728	SAP AG	699,380
8,607	Siemens AG, (Registered)	769,807
5,440	Wacker Chemie AG	787,999

		4,647,408

	Hong Kong — 2.0%
185,673	Esprit Holdings Ltd.	999,666
158,000	Li & Fung Ltd.	708,899

		1,708,565

	India — 0.9%
5,343	HDFC Bank Ltd., ADR	763,889

	Israel — 0.7%
10,896	Teva Pharmaceutical Industries Ltd., Sponsored ADR	566,483

	Italy — 1.3%
30,656	ENI SpA	562,723
16,652	Saipem SpA	507,190

		1,069,913

	Japan — 13.2%
97,000	Bank of Yokohama (The) Ltd.	443,723
32,100	Canon, Inc.	1,196,349
6,800	FANUC Ltd.	767,873
3,800	Fast Retailing Co. Ltd.	574,995
46,500	Mitsui & Co. Ltd.	542,459
29,000	NGK Insulators Ltd.	451,676
2,500	Nintendo Co. Ltd.	734,023
86,000	Nomura Holdings, Inc., 144A	469,860
24,900	Shin-Etsu Chemical Co. Ltd.	1,157,730
4,300	SMC Corp.	575,218
219	Sony Financial Holdings, Inc.	730,531
55,100	Sumitomo Corp.	550,284
87,000	Sumitomo Trust & Banking Co. Ltd.	442,931
27,300	THK Co. Ltd.	564,810
19,100	Toyota Motor Corp.	656,250
19,610	Yamada Denki Co. Ltd.	1,281,313

		11,140,025

See accompanying notes to financial statements.

29  |

Hansberger International Fund

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	Korea — 2.4%
13,353	KB Financial Group, Inc., ADR	$505,945
1,257	Samsung Electronics Co. Ltd.	788,408
2,354	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	745,629

		2,039,982

	Mexico — 1.4%
13,826	America Movil SAB de CV, Series L, ADR	656,735
25,271	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	557,984

		1,214,719

	Norway — 0.6%
35,256	Subsea 7, Inc.(b)	528,581

	Russia — 2.4%
51,334	Gazprom, Sponsored ADR	965,592
8,946	LUKOIL, Sponsored ADR	460,719
39,198	MMC Norilsk Nickel, ADR	569,155

		1,995,466

	Singapore — 0.7%
60,000	DBS Group Holdings Ltd.	582,293

	South Africa — 1.1%
73,623	MTN Group Ltd.	964,840

	Spain — 1.6%
87,901	Banco Santander Central Hispano SA	921,745
7,500	Industria de Diseno Textil SA (Inditex)	427,660

		1,349,405

	Sweden — 3.1%
41,717	Atlas Copco AB, Class A	609,930
10,370	Millicom International Cellular SA	840,696
49,897	Sandvik AB	608,641
48,891	Telefonaktiebolaget LM Ericsson, Class B	542,309

		2,601,576

	Switzerland — 8.4%
67,757	ABB Ltd., (Registered)(b)	1,179,690
23,994	Credit Suisse Group, (Registered)	902,108
37,744	Logitech International SA, (Registered)(b)	506,147
6,313	Lonza Group AG, (Registered)	420,316
29,879	Nestle SA, (Registered)	1,440,730
19,198	Novartis AG, (Registered)	930,395
9,091	Roche Holding AG	1,251,300
1,737	Syngenta AG, (Registered)	401,275

		7,031,961

	Taiwan — 0.8%
336,927	Taiwan Semiconductor Manufacturing Co. Ltd.	629,731

	United Kingdom — 16.0%
11,892	Anglo American PLC(b)	414,379
191,078	ARM Holdings PLC	790,850
42,998	Autonomy Corp. PLC(b)	1,172,055
153,889	Barclays PLC	614,249
41,404	BG Group PLC	615,795
26,070	BHP Billiton PLC	675,957
78,468	British Sky Broadcasting PLC	819,346
1,101,548	DSG International PLC(b)	404,117
45,163	Eurasian Natural Resources Corp.	574,693
55,976	HSBC Holdings PLC	513,207
12,084	HSBC Holdings PLC, Sponsored ADR	550,910

Shares	Description	Value (†)

	United Kingdom — (continued)
111,171	ICAP PLC	$666,328
194,227	Man Group PLC	643,845
88,772	Prudential PLC	669,572
56,212	Smith & Nephew PLC	531,066
59,776	Standard Chartered PLC	1,455,570
171,515	Tesco PLC	967,587
28,001	Vedanta Resources PLC	879,774
251,575	Vodafone Group PLC	518,368

		13,477,668

	Total Common Stocks (Identified Cost $87,258,544)	82,596,868

	Preferred Stocks — 0.5%
	Germany — 0.5%
9,040	Henkel AG & Co. KGaA (Identified Cost $325,970)	441,430

	Exchange Traded Funds — 0.5%
	United States — 0.5%
6,562	iShares MSCI EAFE Index Fund	305,199
2,816	iShares MSCI Emerging Markets Index	105,093

	Total Exchange Traded Funds (Identified Cost $406,667)	410,292

Principal Amount
	Short-Term Investments — 0.6%
$471,302	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $471,302 on 7/01/2010, collateralized by $485,000 Federal National Mortgage Association, 2.000% due 12/16/2013 valued at $485,606 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $471,302)	471,302

	Total Investments — 99.6% (Identified Cost $88,462,483)(a)	83,919,892
	Other assets less liabilities — 0.4%	338,714

	Net Assets — 100.0%	$84,258,606

See accompanying notes to financial statements.

|  30

Hansberger International Fund

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized depreciation on investments based on a cost of $88,673,990 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$8,056,179
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(12,810,277)

	Net unrealized depreciation	$(4,754,098)

(b)	Non-income producing security.
(c)	Fair valued security by the Fund’s investment adviser. At June 30, 2010 the value of this security amounted to $492,596 or 0.6% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $405,391 or 0.5% of net assets.
ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2010 (Unaudited)

Commercial Banks	15.5%
Oil, Gas & Consumable Fuels	9.0
Metals & Mining	8.8
Machinery	5.1
Specialty Retail	4.9
Pharmaceuticals	4.3
Semiconductors & Semiconductor Equipment	4.0
Capital Markets	3.8
Insurance	3.6
Wireless Telecommunication Services	3.5
Chemicals	3.4
Software	3.1
Food & Staples Retailing	2.4
Food Products	2.3
Electrical Equipment	2.1
Electric Utilities	2.0
Other Investments, less than 2% each	21.2
Short-Term Investments	0.6

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

Currency Exposure at June 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	22.6%
Euro	16.6
British Pound	14.7
Japanese Yen	13.2
Hong Kong Dollar	11.6
Swiss Franc	7.8
Australian Dollar	4.6
Swedish Krona	2.1
Other, less than 2% each	6.4

Total Investments	99.6
Other assets less liabilities	0.4

Net Assets	100.0%

See accompanying notes to financial statements.

31  |

Harris Associates Large Cap Value Fund

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Aerospace & Defense — 6.2%
71,900	Boeing Co. (The)	$4,511,725
17,800	General Dynamics Corp.	1,042,368
25,800	Lockheed Martin Corp.	1,922,100

		7,476,193

	Air Freight & Logistics — 0.7%
12,200	FedEx Corp.	855,342

	Capital Markets — 6.5%
176,200	Bank of New York Mellon Corp.	4,350,378
40,800	Franklin Resources, Inc.	3,516,552

		7,866,930

	Computers & Peripherals — 4.4%
123,700	Hewlett-Packard Co.	5,353,736

	Consumer Finance — 2.2%
190,550	Discover Financial Services	2,663,889

	Diversified Financial Services — 4.4%
4,300	CME Group, Inc., Class A	1,210,665
113,100	JPMorgan Chase & Co.	4,140,591

		5,351,256

	Electrical Equipment — 1.7%
41,300	Rockwell Automation, Inc.	2,027,417

	Energy Equipment & Services — 3.5%
58,900	National-Oilwell Varco, Inc.	1,947,823
48,900	Transocean Ltd.(b)	2,265,537

		4,213,360

	Food & Staples Retailing — 6.9%
179,400	Kroger Co. (The)	3,532,386
168,500	Safeway, Inc.	3,312,710
57,000	Walgreen Co.	1,521,900

		8,366,996

	Food Products — 1.1%
38,400	General Mills, Inc.	1,363,968

	Health Care Equipment & Supplies — 6.8%
99,800	Baxter International, Inc.	4,055,872
158,200	Boston Scientific Corp.(b)	917,560
90,200	Medtronic, Inc.	3,271,554

		8,244,986

	Hotels, Restaurants & Leisure — 9.5%
205,700	Carnival Corp.	6,220,368
82,000	Marriott International, Inc., Class A	2,455,080
20,400	McDonald’s Corp.	1,343,748
37,100	Starwood Hotels & Resorts Worldwide, Inc.	1,537,053

		11,556,249

	Household Products — 1.6%
25,200	Colgate-Palmolive Co.	1,984,752

	Independent Power Producers & Energy Traders — 0.8%
79,500	Calpine Corp.(b)	1,011,240

	Insurance — 2.5%
104,600	Allstate Corp. (The)	3,005,158

	IT Services — 1.1%
6,900	MasterCard, Inc., Class A	1,376,757

Shares	Description	Value (†)

	Machinery — 6.2%
66,700	Caterpillar, Inc.	$4,006,669
85,600	Illinois Tool Works, Inc.	3,533,568

		7,540,237

	Media — 7.0%
213,600	Comcast Corp., Special Class A	3,509,448
107,800	Omnicom Group, Inc.	3,697,540
41,600	Walt Disney Co. (The)	1,310,400

		8,517,388

	Oil, Gas & Consumable Fuels — 5.6%
35,200	Apache Corp.	2,963,488
211,000	Williams Cos., Inc.	3,857,080

		6,820,568

	Pharmaceuticals — 1.9%
23,600	Abbott Laboratories	1,104,008
20,900	Johnson & Johnson	1,234,354

		2,338,362

	Semiconductors & Semiconductor Equipment — 11.4%
342,600	Applied Materials, Inc.	4,118,052
386,900	Intel Corp.	7,525,205
94,800	Texas Instruments, Inc.	2,206,944

		13,850,201

	Software — 2.0%
105,100	Microsoft Corp.	2,418,351

	Specialty Retail — 2.6%
92,500	Best Buy Co., Inc.	3,132,050

	Textiles, Apparel & Luxury Goods — 0.8%
14,500	NIKE, Inc., Class B	979,475

	Total Common Stocks (Identified Cost $136,921,243)	118,314,861

Principal Amount
	Short-Term Investments — 3.4%
$4,099,339	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $4,099,339 on 7/01/2010, collateralized by $4,180,000 Federal National Mortgage Association, 2.000% due 12/16/2013 valued at $4,185,225 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,099,339)	4,099,339

	Total Investments — 100.8% (Identified Cost $141,020,582)(a)	122,414,200
	Other assets less liabilities — (0.8)%	(946,729)

	Net Assets — 100.0%	$121,467,471

See accompanying notes to financial statements.

|  32

Harris Associates Large Cap Value Fund

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized depreciation on investments based on a cost of $141,020,582 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,448,711
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(20,055,093)

	Net unrealized depreciation	$(18,606,382)

(b)	Non-income producing security.

Industry Summary at June 30, 2010 (Unaudited)

Semiconductors & Semiconductor Equipment	11.4%
Hotels, Restaurants & Leisure	9.5
Media	7.0
Food & Staples Retailing	6.9
Health Care Equipment & Supplies	6.8
Capital Markets	6.5
Machinery	6.2
Aerospace & Defense	6.2
Oil, Gas & Consumable Fuels	5.6
Computers & Peripherals	4.4
Diversified Financial Services	4.4
Energy Equipment & Services	3.5
Specialty Retail	2.6
Insurance	2.5
Consumer Finance	2.2
Software	2.0
Other Investments, less than 2% each	9.7
Short-Term Investments	3.4

Total Investments	100.8
Other assets less liabilities	(0.8)

Net Assets	100.0%

See accompanying notes to financial statements.

33  |

Vaughan Nelson Small Cap Value Fund

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 93.2% of Net Assets
	Aerospace & Defense — 2.1%
372,850	Hexcel Corp.(b) $	$5,782,903
88,350	TransDigm Group, Inc.	4,508,501

		10,291,404

	Auto Components — 1.5%
346,850	Tenneco, Inc.(b)	7,304,661

	Building Products — 1.1%
116,875	A.O. Smith Corp.	5,632,206

	Capital Markets — 5.5%
817,250	Apollo Investment Corp.	7,624,942
619,850	Ares Capital Corp.	7,766,720
466,000	Fifth Street Finance Corp.	5,139,980
620,250	Gleacher & Co., Inc.(b)	1,581,638
871,500	MF Global Holdings Ltd.(b)	4,976,265

		27,089,545

	Chemicals — 4.4%
254,875	Kraton Performance Polymers, Inc.(b)	4,789,101
207,900	Scotts Miracle-Gro Co. (The), Class A	9,232,839
289,250	Sensient Technologies Corp.	7,500,253

		21,522,193

	Commercial Banks — 5.3%
615,250	Associated Banc-Corp	7,542,965
111,050	Bank of Hawaii Corp.	5,369,268
194,325	Danvers Bancorp, Inc.	2,807,996
250,280	FirstMerit Corp.	4,287,296
176,250	Prosperity Bancshares, Inc.	6,124,688

		26,132,213

	Commercial Services & Supplies — 4.2%
63,125	Consolidated Graphics, Inc.(b)	2,729,525
320,925	Corrections Corp. of America(b)	6,123,249
334,752	Waste Connections, Inc.(b)	11,679,497

		20,532,271

	Computers & Peripherals — 1.2%
341,575	QLogic Corp.(b)	5,676,977

	Construction & Engineering — 0.7%
208,175	MYR Group, Inc.(b)	3,474,441

	Consumer Finance — 1.4%
303,500	First Cash Financial Services, Inc.(b)	6,616,300

	Containers & Packaging — 4.3%
446,250	Packaging Corp. of America	9,826,425
399,950	Silgan Holdings, Inc.	11,350,581

		21,177,006

	Diversified Consumer Services — 0.7%
216,750	Regis Corp.	3,374,798

	Electric Utilities — 2.9%
258,525	Cleco Corp.	6,827,645
375,750	El Paso Electric Co.(b)	7,270,763

		14,098,408

	Electrical Equipment — 1.0%
332,875	GrafTech International Ltd.(b)	4,866,633

	Energy Equipment & Services — 3.4%
162,075	Oil States International, Inc.(b)	6,414,928
251,325	Unit Corp.(b)	10,201,282

		16,616,210

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 2.3%
152,475	Teleflex, Inc.	$8,276,343
86,625	West Pharmaceutical Services, Inc.	3,160,946

		11,437,289

	Health Care Providers & Services — 1.8%
161,600	MEDNAX, Inc.(b)	8,986,576

	Insurance — 8.5%
223,475	Aspen Insurance Holdings Ltd.	5,528,772
1,533,850	CNO Financial Group, Inc.(b)	7,592,557
298,500	Hanover Insurance Group, Inc. (The)	12,984,750
384,487	HCC Insurance Holdings, Inc.	9,519,898
275,050	Tower Group, Inc.	5,921,827

		41,547,804

	IT Services — 2.5%
159,000	CACI International, Inc., Class A(b)	6,754,320
284,850	SRA International, Inc., Class A(b)	5,602,999

		12,357,319

	Machinery — 5.2%
452,425	Actuant Corp., Class A	8,519,162
111,950	Kaydon Corp.	3,678,677
112,225	Lincoln Electric Holdings, Inc.	5,722,353
104,250	Valmont Industries, Inc.	7,574,805

		25,494,997

	Media — 2.6%
174,975	John Wiley & Sons, Inc., Class A	6,766,283
449,750	Regal Entertainment Group, Class A	5,864,740

		12,631,023

	Metals & Mining — 0.9%
483,975	Thompson Creek Metals Co., Inc.(b)	4,200,903

	Oil, Gas & Consumable Fuels — 3.9%
279,775	Brigham Exploration Co.(b)	4,302,940
46,775	Comstock Resources, Inc.(b)	1,296,603
89,450	Concho Resources, Inc.(b)	4,949,268
285,464	Oasis Petroleum, Inc.(b)	4,139,228
368,950	Resolute Energy Corp.(b)	4,515,948

		19,203,987

	Paper & Forest Products — 0.3%
231,775	Louisiana-Pacific Corp.(b)	1,550,575

	Professional Services — 1.8%
221,100	Towers Watson & Co., Class A	8,589,735

	REITs — 4.8%
742,008	DiamondRock Hospitality Co.(b)	6,099,306
233,550	Government Properties Income Trust	5,960,196
115,300	Kilroy Realty Corp.	3,427,869
281,700	LaSalle Hotel Properties	5,794,569
48,225	Mid-America Apartment Communities, Inc.	2,482,141

		23,764,081

	Semiconductors & Semiconductor Equipment — 4.3%
150,825	Silicon Laboratories, Inc.(b)	6,117,462
489,400	Skyworks Solutions, Inc.(b)	8,217,026
1,078,575	TriQuint Semiconductor, Inc.(b)	6,590,093

		20,924,581

See accompanying notes to financial statements.

|  34

Vaughan Nelson Small Cap Value Fund

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	Software — 0.8%
39,725	Nice Systems Ltd., Sponsored ADR(b)	$1,012,590
192,675	Tyler Technologies, Inc.(b)	2,990,316

		4,002,906

	Specialty Retail — 2.6%
386,847	Aaron Rents, Inc.	6,603,478
141,650	Gymboree Corp. (The)(b)	6,049,872

		12,653,350

	Textiles, Apparel & Luxury Goods — 4.0%
174,346	Carter’s, Inc.(b)	4,576,582
232,950	Hanesbrands, Inc.(b)	5,604,777
109,400	Phillips-Van Heusen Corp.	5,061,938
181,700	Wolverine World Wide, Inc.	4,582,474

		19,825,771

	Thrifts & Mortgage Finance — 4.2%
76,525	Capitol Federal Financial	2,537,569
577,230	Northwest Bancshares, Inc.	6,620,828
82,025	Territorial Bancorp, Inc.	1,554,374
143,500	United Financial Bancorp, Inc.	1,958,775
502,275	Washington Federal, Inc.	8,126,809

		20,798,355

	Trading Companies & Distributors — 1.9%
279,175	WESCO International, Inc.(b)	9,399,822

	Wireless Telecommunication Services — 1.1%
262,900	Syniverse Holdings, Inc.(b)	5,376,305

	Total Common Stocks (Identified Cost $433,499,809)	457,150,645

Exchange Traded Funds — 4.1%
349,350	iShares Russell 2000 Value Index Fund (Identified Cost $22,466,228)	19,926,924

Principal Amount
Short-Term Investments — 1.4%
$7,048,682	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $7,048,682 on 7/01/2010, collateralized by $6,350,000 Federal Home Loan Mortgage Corp., 4.750%, due 11/17/2015 valued at $7,191,375 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,048,682)	7,048,682

	Total Investments — 98.7% (Identified Cost $463,014,719)(a)	484,126,251
	Other assets less liabilities — 1.3%	6,329,681

	Net Assets — 100.0%	$490,455,932

(†)	See Note 2 of Notes to Financial Statements.
(a)

Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):

At June 30, 2010, the net unrealized appreciation on investments based on a cost of $463,014,719 for federal income tax purposes was as follows:

	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$38,947,502
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(17,835,970)

	Net unrealized appreciation	$21,111,532

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2010 (Unaudited)

Insurance	8.5%
Capital Markets	5.5
Commercial Banks	5.3
Machinery	5.2
REITs	4.8
Chemicals	4.4
Containers & Packaging	4.3
Semiconductors & Semiconductor Equipment	4.3
Thrifts & Mortgage Finance	4.2
Commercial Services & Supplies	4.2
Exchange Traded Funds	4.1
Textiles, Apparel & Luxury Goods	4.0
Oil, Gas & Consumable Fuels	3.9
Energy Equipment & Services	3.4
Electric Utilities	2.9
Specialty Retail	2.6
Media	2.6
IT Services	2.5
Health Care Equipment & Supplies	2.3
Aerospace & Defense	2.1
Other Investments, less than 2% each	16.2
Short-Term Investments	1.4

Total Investments	98.7
Other assets less liabilities	1.3

Net Assets	100.0%

See accompanying notes to financial statements.

35  |

Vaughan Nelson Value Opportunity Fund

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 95.7% of Net Assets
	Auto Components — 1.6%
7,275	Autoliv, Inc.(b)	$348,109
10,475	Tenneco, Inc.(b)	220,603

		568,712

	Beverages — 1.0%
9,175	Hansen Natural Corp.(b)	358,834

	Capital Markets — 4.8%
73,600	Apollo Investment Corp.	686,688
91,825	MF Global Holdings Ltd.(b)	524,321
30,225	TD Ameritrade Holding Corp.(b)	462,442

		1,673,451

	Chemicals — 2.4%
12,700	Cabot Corp.	306,197
20,500	Celanese Corp., Series A	510,655

		816,852

	Commercial Banks — 3.6%
43,475	Associated Banc-Corp	533,003
26,300	Fifth Third Bancorp	323,227
11,750	Prosperity Bancshares, Inc.	408,313

		1,264,543

	Communications Equipment — 1.6%
18,050	Polycom, Inc.(b)	537,709

	Computers & Peripherals — 1.1%
30,225	Seagate Technology(b)	394,134

	Consumer Finance — 1.0%
25,325	Discover Financial Services	354,044

	Containers & Packaging — 4.6%
18,050	Owens-Illinois, Inc.(b)	477,423
27,775	Packaging Corp. of America	611,605
18,702	Pactiv Corp.(b)	520,851

		1,609,879

	Electric Utilities — 1.5%
16,525	American Electric Power Co., Inc.	533,758

	Electrical Equipment — 2.5%
12,175	Cooper Industries PLC	535,700
22,125	GrafTech International Ltd.(b)	323,467

		859,167

	Energy Equipment & Services — 3.5%
14,550	Dresser-Rand Group, Inc.(b)	459,052
30,225	Superior Energy Services, Inc.(b)	564,301
14,550	Weatherford International Ltd.(b)	191,187

		1,214,540

	Food & Staples Retailing — 1.9%
32,600	Kroger Co. (The)	641,894

	Food Products — 2.6%
8,100	J.M. Smucker Co. (The)	487,782
7,275	Ralcorp Holdings, Inc.(b)	398,670

		886,452

	Gas Utilities — 1.8%
16,900	EQT Corp.	610,766

	Health Care Equipment & Supplies — 2.1%
13,325	Zimmer Holdings, Inc.(b)	720,216

Shares	Description	Value (†)

	Health Care Providers & Services — 4.4%
10,875	DaVita, Inc.(b)	$679,035
3,400	Emergency Medical Services Corp. Class A(b)	166,702
12,175	MEDNAX, Inc.(b)	677,052

		1,522,789

	Hotels, Restaurants & Leisure — 0.7%
7,700	Bally Technologies, Inc.(b)	249,403

	Household Durables — 1.4%
17,750	Jarden Corp.	476,943

	Household Products — 1.2%
8,425	Energizer Holdings, Inc.(b)	423,609

	Industrial Conglomerates — 1.0%
16,150	McDermott International, Inc.(b)	349,809

	Insurance — 8.6%
9,650	ACE Ltd.	496,782
17,675	Allstate Corp. (The)	507,803
13,325	Reinsurance Group of America, Inc.	609,086
15,675	Willis Group Holdings PLC	471,034
55,475	XL Capital Ltd., Class A	888,154

		2,972,859

	IT Services — 1.5%
19,275	Amdocs Ltd.(b)	517,534

	Life Sciences Tools & Services — 1.5%
10,875	Thermo Fisher Scientific, Inc.(b)	533,419

	Machinery — 5.7%
18,050	Actuant Corp., Class A	339,882
1,975	Barnes Group, Inc.	32,370
3,525	Eaton Corp.	230,676
5,975	Flowserve Corp.	506,680
12,175	Kennametal, Inc.	309,610
5,975	SPX Corp.	315,540
7,350	WABCO Holdings, Inc.(b)	231,378

		1,966,136

	Media — 1.3%
13,325	Omnicom Group, Inc.	457,048

	Multi Utilities — 4.7%
36,275	CMS Energy Corp.	531,429
12,925	PG&E Corp.	531,218
10,875	Wisconsin Energy Corp.	551,797

		1,614,444

	Multiline Retail — 1.1%
12,400	Big Lots, Inc.(b)	397,916

	Oil, Gas & Consumable Fuels — 4.3%
8,425	Concho Resources, Inc.(b)	466,155
53,100	El Paso Corp.	589,941
10,875	Range Resources Corp.	436,631

		1,492,727

	Paper & Forest Products — 0.6%
5,975	Weyerhaeuser Co.	210,320

	Professional Services — 1.1%
9,650	Towers Watson & Co., Class A	374,903

See accompanying notes to financial statements.

|  36

Vaughan Nelson Value Opportunity Fund

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	REITs — 4.0%
31,375	Annaly Capital Management, Inc.	$538,081
42,939	DiamondRock Hospitality Co.(b)	352,959
38,023	Host Hotels & Resorts, Inc.	512,550

		1,403,590

	Semiconductors & Semiconductor Equipment — 3.0%
21,725	Altera Corp.	538,997
29,000	Skyworks Solutions, Inc.(b)	486,910

		1,025,907

	Software — 1.9%
4,975	Intuit, Inc.(b)	172,981
2,450	Nice Systems Ltd., Sponsored ADR(b)	62,450
28,300	Nuance Communications, Inc.(b)	423,085

		658,516

	Specialty Retail — 2.1%
24,100	Collective Brands, Inc.(b)	380,780
8,275	Gymboree Corp. (The)(b)	353,425

		734,205

	Textiles, Apparel & Luxury Goods — 1.1%
8,425	Phillips-Van Heusen Corp.	389,825

	Thrifts & Mortgage Finance — 2.0%
5,300	Capitol Federal Financial	175,748
38,625	People’s United Financial, Inc.	521,437

		697,185

	Tobacco — 1.7%
8,425	Lorillard, Inc.	606,431

	Trading Companies & Distributors — 1.3%
13,325	WESCO International, Inc.(b)	448,653

	Wireless Telecommunication Services — 1.9%
32,600	Syniverse Holdings, Inc.(b)	666,670

	Total Common Stocks (Identified Cost $36,092,058)	33,235,792

Principal Amount
Short-Term Investments — 4.4%
$1,529,618	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $1,529,618 on 7/01/2010, collateralized by $1,560,000 Federal National Mortgage Association, 2.000% due 12/16/2013 valued at $1,561,950 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $1,529,618)	1,529,618

	Total Investments — 100.1% (Identified Cost $37,621,676)(a)	34,765,410
	Other assets less liabilities — (0.1)%	(40,878)

	Net Assets — 100.0%	$34,724,532

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized depreciation on investments based on a cost of $37,621,676 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$308,709
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,164,975)

	Net unrealized depreciation	$(2,856,266)

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2010 (Unaudited)

Insurance	8.6%
Machinery	5.7
Capital Markets	4.8
Multi Utilities	4.7
Containers & Packaging	4.6
Health Care Providers & Services	4.4
Oil, Gas & Consumable Fuels	4.3
REITs	4.0
Commercial Banks	3.6
Energy Equipment & Services	3.5
Semiconductors & Semiconductor Equipment	3.0
Food Products	2.6
Electrical Equipment	2.5
Chemicals	2.4
Specialty Retail	2.1
Health Care Equipment & Supplies	2.1
Thrifts & Mortgage Finance	2.0
Other Investments, less than 2% each	30.8
Short-Term Investments	4.4

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

37  |

Natixis U.S. Diversified Portfolio

Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.0% of Net Assets
	Aerospace & Defense — 2.5%
55,200	Boeing Co. (The)	$3,463,800
13,800	General Dynamics Corp.	808,128
62,176	GeoEye, Inc.(b)	1,936,161
19,900	Lockheed Martin Corp.	1,482,550

		7,690,639

	Air Freight & Logistics — 0.6%
9,600	FedEx Corp.	673,056
19,750	United Parcel Service, Inc., Class B	1,123,578

		1,796,634

	Airlines — 0.5%
94,750	Delta Air Lines, Inc.(b)	1,113,313
19,700	UAL Corp.(b)	405,032

		1,518,345

	Auto Components — 0.6%
28,530	Lear Corp.(b)	1,888,686

	Beverages — 1.2%
17,908	Brown-Forman Corp., Class B	1,024,875
26,500	Coca-Cola Co. (The)	1,328,180
38,409	Dr Pepper Snapple Group, Inc.	1,436,112

		3,789,167

	Biotechnology — 0.9%
15,398	Alexion Pharmaceuticals, Inc.(b)	788,224
10,950	Amgen, Inc.(b)	575,970
23,268	Human Genome Sciences, Inc.(b)	527,253
28,392	Incyte Corp. Ltd.(b)	314,299
15,170	Vertex Pharmaceuticals, Inc.(b)	499,093

		2,704,839

	Building Products — 0.3%
25,159	Armstrong World Industries, Inc.(b)	759,299
20,700	Masco Corp.	222,732

		982,031

	Capital Markets — 3.2%
105,302	Ares Capital Corp.	1,319,434
136,800	Bank of New York Mellon Corp.	3,377,592
30,800	Franklin Resources, Inc.	2,654,652
26,585	Legg Mason, Inc.	745,178
61,739	Raymond James Financial, Inc.	1,524,336
17,514	Virtus Investment Partners, Inc.(b)	327,862

		9,949,054

	Chemicals — 0.3%
10,375	Ecolab, Inc.	465,941
17,042	Quaker Chemical Corp.	461,668

		927,609

	Commercial Banks — 1.7%
57,204	Comerica, Inc.	2,106,823
36,094	Commerce Bancshares, Inc.	1,299,023
96,376	First Horizon National Corp.(b)	1,103,506
30,650	Wells Fargo & Co.	784,640

		5,293,992

	Commercial Services & Supplies — 0.6%
23,651	Rollins, Inc.	489,339
20,266	Stericycle, Inc.(b)	1,329,044

		1,818,383

Shares	Description	Value (†)

	Communications Equipment — 1.9%
49,650	Cisco Systems, Inc.(b)	$1,058,042
26,488	Comtech Telecommunications Corp.(b)	792,786
42,253	F5 Networks, Inc.(b)(c)	2,897,288
38,073	Riverbed Technology, Inc.(b)	1,051,576

		5,799,692

	Computers & Peripherals — 4.4%
14,200	Apple, Inc.(b)	3,571,726
130,375	Hewlett-Packard Co.	5,642,630
72,471	NetApp, Inc.(b)	2,703,893
31,950	Seagate Technology(b)	416,628
45,871	Teradata Corp.(b)	1,398,148

		13,733,025

	Consumer Finance — 1.3%
7,225	American Express Co.	286,833
260,194	Discover Financial Services	3,637,512

		3,924,345

	Diversified Financial Services — 2.8%
21,865	CBOE Holdings, Inc.(b)	711,706
3,300	CME Group, Inc., Class A	929,115
11,869	IntercontinentalExchange, Inc.(b)	1,341,553
100,125	JPMorgan Chase & Co.	3,665,576
39,025	Moody’s Corp.	777,378
69,559	PHH Corp.(b)	1,324,403

		8,749,731

	Electrical Equipment — 1.1%
22,518	Baldor Electric Co.	812,449
51,441	Rockwell Automation, Inc.	2,525,239

		3,337,688

	Electronic Equipment, Instruments & Components — 0.5%
39,029	Amphenol Corp., Class A	1,533,059

	Energy Equipment & Services — 1.6%
51,915	Nabors Industries Ltd.(b)	914,742
45,300	National-Oilwell Varco, Inc.	1,498,071
14,650	Schlumberger Ltd.	810,731
37,300	Transocean Ltd.(b)	1,728,109

		4,951,653

	Food & Staples Retailing — 3.1%
11,559	BJ’s Wholesale Club, Inc.(b)	427,799
137,800	Kroger Co. (The)	2,713,282
129,500	Safeway, Inc.	2,545,970
23,975	Wal-Mart Stores, Inc.	1,152,478
43,800	Walgreen Co.	1,169,460
44,207	Whole Foods Market, Inc.(b)	1,592,336

		9,601,325

	Food Products — 1.5%
17,293	Corn Products International, Inc.	523,978
29,500	General Mills, Inc.	1,047,840
11,919	J.M. Smucker Co. (The)	717,762
49,245	Mead Johnson Nutrition Co., Class A	2,468,159

		4,757,739

	Gas Utilities — 2.2%
65,147	Questar Corp.	2,963,537
146,164	UGI Corp.	3,718,412

		6,681,949

See accompanying notes to financial statements.

|  38

Natixis U.S. Diversified Portfolio

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	Health Care Equipment & Supplies — 4.5%
76,200	Baxter International, Inc.	$3,096,768
122,200	Boston Scientific Corp.(b)	708,760
35,828	DENTSPLY International, Inc.	1,071,615
22,010	Edwards Lifesciences Corp.(b)	1,233,000
29,015	Haemonetics Corp.(b)	1,552,883
4,085	Intuitive Surgical, Inc.(b)	1,289,308
13,846	Inverness Medical Innovations, Inc.(b)	369,134
69,200	Medtronic, Inc.	2,509,884
21,041	Teleflex, Inc.	1,142,106
15,600	Zimmer Holdings, Inc.(b)	843,180

		13,816,638

	Health Care Providers & Services — 1.7%
7,796	CorVel Corp.(b)	263,427
25,650	Express Scripts, Inc.(b)	1,206,063
19,946	HMS Holdings Corp.(b)	1,081,472
22,612	Lincare Holdings, Inc.(b)	735,116
15,364	MEDNAX, Inc.(b)	854,392
45,965	WellCare Health Plans, Inc.(b)	1,091,209

		5,231,679

	Health Care Technology — 0.7%
9,375	Cerner Corp.(b)	711,469
19,207	SXC Health Solutions Corp.(b)	1,406,913

		2,118,382

	Hotels, Restaurants & Leisure — 6.0%
157,800	Carnival Corp.	4,771,872
7,072	CEC Entertainment, Inc.(b)	249,359
9,762	Chipotle Mexican Grill, Inc.(b)	1,335,539
46,718	Ctrip.com International Ltd., ADR(b)	1,754,728
11,175	Darden Restaurants, Inc.	434,149
60,822	Interval Leisure Group, Inc.(b)	757,234
34,225	Las Vegas Sands Corp.(b)	757,741
62,866	Marriott International, Inc., Class A	1,882,208
15,700	McDonald’s Corp.	1,034,159
110,439	O’Charleys, Inc.(b)	585,327
14,376	Panera Bread Co., Class A(b)	1,082,369
28,750	Starbucks Corp.	698,625
39,825	Starwood Hotels & Resorts Worldwide, Inc.	1,649,950
73,045	Wyndham Worldwide Corp.	1,471,126

		18,464,386

	Household Durables — 0.9%
65,047	Leggett & Platt, Inc.	1,304,843
36,515	Tempur-Pedic International, Inc.(b)	1,122,836
4,500	Whirlpool Corp.	395,190

		2,822,869

	Household Products — 1.0%
19,400	Colgate-Palmolive Co.	1,527,944
24,375	Procter & Gamble Co.	1,462,012

		2,989,956

	Independent Power Producers & Energy Traders — 0.2%
60,800	Calpine Corp.(b)	773,376

	Industrial Conglomerates — 0.6%
81,980	McDermott International, Inc.(b)	1,775,687

Shares	Description	Value (†)

	Insurance — 1.1%
80,300	Allstate Corp. (The)	$2,307,019
92,797	Old Republic International Corp.	1,125,628

		3,432,647

	Internet & Catalog Retail — 1.6%
12,425	Amazon.com, Inc.(b)	1,357,555
34,268	HSN, Inc.(b)	822,432
24,263	NetFlix, Inc.(b)(c)	2,636,175

		4,816,162

	Internet Software & Services — 3.4%
45,297	Akamai Technologies, Inc.(b)(c)	1,837,699
23,040	AOL, Inc.(b)	479,001
39,785	Baidu, Inc., Sponsored ADR(b)	2,708,563
2,600	Google, Inc., Class A(b)	1,156,870
27,086	GSI Commerce, Inc.(b)	780,077
68,393	IAC/InterActiveCorp(b)	1,502,594
24,260	MercadoLibre, Inc.(b)	1,274,863
18,342	OpenTable, Inc.(b)	760,643

		10,500,310

	IT Services — 2.9%
23,515	Alliance Data Systems Corp.(b)	1,399,613
76,715	Broadridge Financial Solutions, Inc.	1,461,421
44,712	Cognizant Technology Solutions Corp., Class A(b)	2,238,283
20,411	Fidelity National Information Services, Inc.	547,423
38,386	Lender Processing Services, Inc.	1,201,865
5,200	MasterCard, Inc., Class A	1,037,556
39,465	Wright Express Corp.(b)	1,172,110

		9,058,271

	Life Sciences Tools & Services — 1.9%
19,250	Covance, Inc.(b)	987,910
12,800	Illumina, Inc.(b)	557,184
33,028	Life Technologies Corp.(b)	1,560,573
12,353	Mettler-Toledo International, Inc.(b)	1,378,966
53,403	Pharmaceutical Product Development, Inc.	1,356,970

		5,841,603

	Machinery — 5.8%
76,252	Actuant Corp., Class A	1,435,825
51,200	Caterpillar, Inc.	3,075,584
41,203	Cummins, Inc.	2,683,551
40,600	Danaher Corp.	1,507,072
29,527	Harsco Corp.	693,885
66,200	Illinois Tool Works, Inc.	2,732,736
72,430	John Bean Technologies Corp.	1,104,557
21,950	Joy Global, Inc.	1,099,476
29,641	Kadant, Inc.(b)	516,346
13,343	Middleby Corp. (The)(b)	709,714
29,500	PACCAR, Inc.	1,176,165
20,134	SPX Corp.	1,063,277

		17,798,188

	Marine — 0.4%
30,992	Kirby Corp.(b)	1,185,444

	Media — 4.5%
42,058	Cablevision Systems Corp., Class A	1,009,813
51,050	CBS Corp., Class B	660,076
26,875	Comcast Corp., Class A	466,819
164,000	Comcast Corp., Special Class A	2,694,520
27,815	Discovery Communications, Inc., Class A(b)	993,274
72,298	E.W. Scripps Co. (The), Class A(b)	537,174

See accompanying notes to financial statements.

39  |

Natixis U.S. Diversified Portfolio

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	Media — continued
36,874	Liberty Media-Starz, Series A(b)	$1,911,548
41,896	Live Nation Entertainment, Inc.(b)	437,813
56,191	Madison Square Garden, Inc., Class A(b)	1,105,277
82,700	Omnicom Group, Inc.	2,836,610
10,371	SuperMedia, Inc.(b)	189,686
31,900	Walt Disney Co. (The)	1,004,850

		13,847,460

	Metals & Mining — 2.3%
27,346	Agnico-Eagle Mines Ltd.	1,662,090
106,606	Eldorado Gold Corp.	1,914,644
4,925	Freeport-McMoRan Copper & Gold, Inc.	291,215
10,411	Randgold Resources Ltd, ADR	986,443
49,401	Reliance Steel & Aluminum Co.	1,785,846
9,575	United States Steel Corp.	369,116

		7,009,354

	Multiline Retail — 1.5%
34,877	Big Lots, Inc.(b)	1,119,203
35,643	Dollar Tree, Inc.(b)	1,483,818
25,730	Family Dollar Stores, Inc.	969,764
20,850	Kohl’s Corp.(b)	990,375

		4,563,160

	Oil, Gas & Consumable Fuels — 3.7%
27,000	Apache Corp.	2,273,130
60,943	Cloud Peak Energy, Inc.(b)	808,104
32,479	Concho Resources, Inc.(b)	1,797,063
12,075	EOG Resources, Inc.	1,187,818
17,000	Massey Energy Co.	464,950
58,024	Penn Virginia Corp.	1,166,863
43,950	Rosetta Resources, Inc.(b)	870,649
161,900	Williams Cos., Inc.	2,959,532

		11,528,109

	Paper & Forest Products — 0.4%
35,931	Weyerhaeuser Co.	1,264,771

	Personal Products — 0.4%
25,950	Avon Products, Inc.	687,675
84,975	Prestige Brands Holdings, Inc.(b)	601,623

		1,289,298

	Pharmaceuticals — 2.0%
44,100	Abbott Laboratories	2,062,998
16,100	Johnson & Johnson	950,866
43,285	Perrigo Co.	2,556,845
11,025	Teva Pharmaceutical Industries Ltd., Sponsored ADR	573,190

		6,143,899

	Professional Services — 0.3%
45,739	CBIZ, Inc.(b)	290,900
12,025	Manpower, Inc.	519,240

		810,140

	Real Estate Management & Development — 0.6%
81,705	CB Richard Ellis Group, Inc., Class A(b)	1,112,005
48,839	Forestar Group, Inc.(b)	877,148

		1,989,153

Shares	Description	Value (†)

	REITs — 1.0%
276,433	Chimera Investment Corp.	$997,923
60,249	Potlatch Corp.	2,152,697

		3,150,620

	Road & Rail — 0.3%
61,421	Celadon Group, Inc.(b)	868,493

	Semiconductors & Semiconductor Equipment — 6.0%
22,600	Altera Corp.	560,706
262,800	Applied Materials, Inc.	3,158,856
68,345	ARM Holdings PLC, Sponsored ADR	847,478
19,450	Broadcom Corp., Class A	641,266
32,030	Cree, Inc.(b)(c)	1,922,761
311,350	Intel Corp.	6,055,757
16,400	Lam Research Corp.(b)	624,184
82,125	Micron Technology, Inc.(b)	697,241
218,539	ON Semiconductor Corp.(b)	1,394,279
72,700	Texas Instruments, Inc.	1,692,456
28,222	Varian Semiconductor Equipment Associates, Inc.(b)	808,843

		18,403,827

	Software — 4.5%
27,250	Check Point Software Technologies Ltd.(b)	803,330
38,791	McAfee, Inc.(b)	1,191,659
48,248	MICROS Systems, Inc.(b)	1,537,664
193,250	Microsoft Corp.	4,446,682
25,050	Oracle Corp.	537,573
36,925	Salesforce.com, Inc.(b)	3,168,903
44,907	SuccessFactors, Inc.(b)	933,617
22,335	VMware, Inc., Class A(b)	1,397,948

		14,017,376

	Specialty Retail — 2.3%
5,297	AutoZone, Inc.(b)	1,023,486
70,700	Best Buy Co., Inc.	2,393,902
19,400	CarMax, Inc.(b)	386,060
25,500	Home Depot, Inc.	715,785
24,440	J. Crew Group, Inc.(b)	899,637
140,265	Sally Beauty Holdings, Inc.(b)	1,150,173
95,786	Stein Mart, Inc.(b)	596,747

		7,165,790

	Textiles, Apparel & Luxury Goods — 1.3%
64,123	Fossil, Inc.(b)	2,225,068
26,497	Lululemon Athletica, Inc.(b)	986,218
11,100	NIKE, Inc., Class B	749,805

		3,961,091

	Thrifts & Mortgage Finance — 0.5%
40,121	MGIC Investment Corp.(b)	276,434
102,530	People’s United Financial, Inc.	1,384,155

		1,660,589

	Water Utilities — 0.8%
117,854	American Water Works Co., Inc.	2,427,792

	Wireless Telecommunication Services — 0.1%
11,575	NII Holdings, Inc.(b)	376,419

	Total Common Stocks (Identified Cost $276,834,384)	302,532,524

See accompanying notes to financial statements.

|  40

Natixis U.S. Diversified Portfolio

Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Contracts	Description	Value (†)

Put Options — 0.4%
238	Akamai Technologies, Inc. expiring November 20, 2010 at 44	$170,170
69	Baidu, Inc., Sponsored ADR expiring December 18, 2010 at 68	73,830
167	Cree, Inc. expiring December 18, 2010 at 65	200,400
264	F5 Networks, Inc. expiring January 22, 2011 at 70	278,520
139	NetFlix, Inc. expiring December 18, 2010 at 115	299,197

	Total Put Options (Identified Cost $762,236)	1,022,117

Principal Amount
Short-Term Investments — 2.1%
$6,544,259	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $6,544,259 on 7/01/2010, collateralized by $3,350,000 Federal National Mortgage Association, 2.000% due 12/16/2013 valued at $3,354,188; $2,940,000, Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $3,329,550 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $6,544,259)	6,544,259

	Total Investments — 100.5% (Identified Cost $284,140,879)(a)	310,098,900
	Other assets less liabilities — (0.5)%	(1,428,717)

	Net Assets — 100.0%	$308,670,183

Contracts
Put Options Written — (0.2%)
238	Akamai Technologies, Inc. expiring November 20, 2010 at 36	(78,540)
69	Baidu, Inc., Sponsored ADR expiring December 18, 2010 at 55	(34,845)
167	Cree, Inc. expiring December 18, 2010 at 55	(115,648)
264	F5 Networks, Inc. expiring January 22, 2011 at 55	(116,160)
139	NetFlix, Inc. expiring December 18, 2010 at 90	(139,000)

	Total Put Options Written (Premiums Received $321,367)	(484,193)

Call Options Written — (0.0%)
238	Akamai Technologies, Inc. expiring August 21, 2010 at 50	(12,733)
69	Baidu, Inc., Sponsored ADR expiring August 21, 2010 at 80	(16,215)
167	Cree, Inc. expiring August 21, 2010 at 80	(6,847)
264	F5 Networks, Inc. expiring August 21, 2010 at 85	(19,140)
139	NetFlix, Inc. expiring August 21, 2010 at 135	(29,468)

	Total Call Options Written (Premiums Received $181,028)	(84,403)

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized appreciation on investments based on a cost of $284,143,607 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$42,892,412
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(16,937,119)

	Net unrealized appreciation	$25,955,293

(b)	Non-income producing security.
(c)	All or a portion of this security is held as collateral for outstanding options.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at June 30, 2010 (Unaudited)

Hotels, Restaurants & Leisure	6.0%
Semiconductors & Semiconductor Equipment	6.0
Machinery	5.8
Software	4.5
Media	4.5
Health Care Equipment & Supplies	4.5
Computers & Peripherals	4.4
Oil, Gas & Consumable Fuels	3.7
Internet Software & Services	3.4
Capital Markets	3.2
Food & Staples Retailing	3.1
IT Services	2.9
Diversified Financial Services	2.8
Aerospace & Defense	2.5
Specialty Retail	2.3
Metals & Mining	2.3
Gas Utilities	2.2
Pharmaceuticals	2.0
Other Investments, less than 2% each	32.3
Short-Term Investments	2.1

Total Investments	100.5
Other assets less liabilities (including options written)	(0.5)

Net Assets	100.0%

See accompanying notes to financial statements.

41  |

This Page Intentionally Left Blank

|  42

Statements of Assets and Liabilities

June 30, 2010 (Unaudited)

	Absolute Asia Dynamic Equity Fund	CGM Advisor Targeted Equity Fund	Hansberger International Fund

ASSETS
Investments at cost	$2,217,832	$778,643,385	$87,991,181
Repurchase agreement(s) at cost	318,652	—	471,302
Net unrealized appreciation (depreciation)	(125,248)	31,478,272	(4,542,591)

Investments at value	2,411,236	810,121,657	83,919,892
Cash	—	3,645	32,053
Foreign currency at value (identified cost $0, $0, $104,185, $0, $0, $0 and $0)	—	—	104,409
Receivable for Fund shares sold	—	1,023,754	43,333
Receivable from investment adviser (Note 6)	18,259	—	—
Receivable for securities sold	—	4,222,975	443,509
Dividends and interest receivable	4,248	674,432	292,703
Tax reclaims receivable	—	—	95,497

TOTAL ASSETS	2,433,743	816,046,463	84,931,396

LIABILITIES
Options written, at value (premiums received $0, $0, $0, $0, $0, $0 and $502,395) (Note 2)	—	—	—
Payable for securities purchased	—	5,290,720	333,999
Payable for Fund shares redeemed	—	1,949,069	96,422
Management fees payable (Note 6)	—	494,649	57,742
Deferred Trustees’ fees (Note 6)	2,408	586,908	109,143
Administrative fees payable (Note 6)	8,377	38,536	5,292
Other accounts payable and accrued expenses	32,335	154,367	70,192

TOTAL LIABILITIES	43,120	8,514,249	672,790

NET ASSETS	$2,390,623	$807,532,214	$84,258,606

NET ASSETS CONSIST OF:
Paid-in capital	$2,518,356	$914,827,925	$108,448,640
Undistributed (Distributions in excess of) net investment income/Accumulated net investment (loss)	(402)	(31,129)	40,060
Accumulated net realized gain (loss) on investments, options written and foreign currency transactions	(2,094)	(138,742,854)	(19,689,216)
Net unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(125,237)	31,478,272	(4,540,878)

NET ASSETS	$2,390,623	$807,532,214	$84,258,606

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$2,084	$603,669,510	$66,613,688

Shares of beneficial interest	220	70,659,772	4,908,071

Net asset value and redemption price per share	$9.47	$8.54	$13.57

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.05	$9.06	$14.40

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$—	$8,942,454	$6,256,448

Shares of beneficial interest	—	1,164,843	519,180

Net asset value and offering price per share	$—	$7.68	$12.05

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$13,218	$65,895,330	$11,388,470

Shares of beneficial interest	1,396	8,624,672	951,066

Net asset value and offering price per share	$9.47	$7.64	$11.97

Class Y shares:
Net assets	$2,375,321	$129,024,920	$—

Shares of beneficial interest	250,000	14,726,951	—

Net asset value, offering and redemption price per share	$9.50	$8.76	$—

See accompanying notes to financial statements.

43  |

Harris Associates Large Cap Value Fund	Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$136,921,243	$455,966,037	$36,092,058	$277,596,620
4,099,339	7,048,682	1,529,618	6,544,259
(18,606,382)	21,111,532	(2,856,266)	25,958,021

122,414,200	484,126,251	34,765,410	310,098,900
—	—	—	37,114
—	—	—	—
40,261	363,244	277,691	205,833
—	—	—	—
105,275	14,263,962	359,376	1,932,115
150,621	523,488	68,291	300,195
—	—	—	5,258

122,710,357	499,276,945	35,470,768	312,579,415

—	—	—	568,596
770,271	7,461,949	692,727	2,327,493
33,448	764,531	7,628	316,515
67,559	387,003	16,508	216,940
303,053	116,945	12,782	338,810
6,371	22,500	1,432	14,779
62,184	68,085	15,159	126,099

1,242,886	8,821,013	746,236	3,909,232

$121,467,471	$490,455,932	$34,724,532	$308,670,183

$184,788,375	$393,151,615	$37,759,465	$342,976,666

(146,373)	(665,202)	(9,458)	(1,029,502)

(44,568,149)	76,857,987	(169,209)	(59,168,801)

(18,606,382)	21,111,532	(2,856,266)	25,891,820

$121,467,471	$490,455,932	$34,724,532	$308,670,183

$101,329,425	$247,381,209	$7,253,008	$254,168,490

8,798,146	11,432,078	627,756	13,006,354

$11.52	$21.64	$11.55	$19.54

$12.22	$22.96	$12.25	$20.73

$5,802,388	$8,227,074	$—	$27,849,942

545,815	424,703	—	1,656,941

$10.63	$19.37	$—	$16.81

$6,609,445	$34,159,492	$433,100	$25,093,079

623,823	1,762,550	37,826	1,492,208

$10.60	$19.38	$11.45	$16.82

$7,726,213	$200,688,157	$27,038,424	$1,558,672

648,477	9,197,182	2,331,976	73,974

$11.91	$21.82	$11.59	$21.07

|  44

Statements of Operations

For the Six Months Ended June 30, 2010 (Unaudited)

	Absolute Asia Dynamic Equity Fund (a)	CGM Advisor Targeted Equity Fund	Hansberger International Fund	Harris Associates Large Cap Value Fund

INVESTMENT INCOME
Dividends	$13,675	$6,417,688	$1,474,838	$1,113,932
Interest	—	6,955	—	—
Less net foreign taxes withheld	(897)	(152,497)	(142,984)	—

	12,778	6,272,146	1,331,854	1,113,932

Expenses
Management fees (Note 6)	8,740	3,332,325	384,460	481,765
Service and distribution fees (Note 6)	69	1,284,427	198,001	216,395
Trustees’ fees and expenses (Note 6)	4,665	25,806	9,793	13,522
Administrative fees (Note 6)	33,972	234,996	23,238	33,278
Custodian fees and expenses	15,724	22,293	76,877	12,092
Transfer agent fees and expenses (Note 6)	59	533,903	106,594	144,499
Audit and tax services fees	22,143	23,000	27,368	21,419
Legal fees	18	8,141	867	1,136
Shareholder reporting expenses	480	177,351	17,034	24,197
Registration fees	11,326	31,815	22,302	29,833
Miscellaneous expenses	2,750	16,830	9,625	5,802

Total expenses	99,946	5,690,887	876,159	983,938
Less waiver and/or expense reimbursement (Note 6)	(86,766)	—	—	(44,895)

Net expenses	13,180	5,690,887	876,159	939,043

Net investment income (loss)	(402)	581,259	455,695	174,889

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	—	134,823,103	1,369,050	513,799
Options written	—	—	—	—
Foreign currency transactions	(2,094)	—	(14,188)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(125,248)	(223,860,715)	(15,939,744)	(11,786,479)
Options written	—	—	—	—
Foreign currency translations	11	—	(2,924)	—

Net realized and unrealized loss on investments, options written and foreign currency transactions	(127,331)	(89,037,612)	(14,587,806)	(11,272,680)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(127,733)	$(88,456,353)	$(14,132,111)	$(11,097,791)

(a)	From commencement of operations on February 26, 2010 through June 30, 2010.

See accompanying notes to financial statements.

45  |

Vaughan Nelson Small Cap Value Fund	Vaughan Nelson Value Opportunity Fund	Natixis U.S. Diversified Portfolio

$3,437,955	$165,714	$1,963,379
—	—	—
—	—	(1,311)

3,437,955	165,714	1,962,068

2,626,409	109,230	1,549,110
624,001	9,618	659,399
14,024	7,370	15,925
141,105	6,599	83,228
18,680	18,687	27,140
386,226	6,063	353,111
20,473	19,793	26,964
4,946	140	3,143
82,909	1,721	50,179
53,034	24,432	29,374
13,029	4,374	10,807

3,984,836	208,027	2,808,380
—	(41,391)	(169,110)

3,984,836	166,636	2,639,270

(546,881)	(922)	(677,202)

81,828,143	(156,179)	19,876,415
—	—	47,618
—	—	74

(86,202,050)	(3,458,499)	(36,843,983)
—	—	(77,404)
—	—	—

(4,373,907)	(3,614,678)	(16,997,280)

$(4,920,788)	$(3,615,600)	$(17,674,482)

|  46

Statements of Changes in Net Assets

	Absolute Asia Dynamic Equity Fund	CGM Advisor Targeted Equity Fund		Hansberger International Fund
	Period Ended June 30, 2010 (Unaudited) (a)	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

FROM OPERATIONS:
Net investment income (loss)	$(402)	$581,259	$5,551,317	$455,695	$474,846
Net realized gain (loss) on investments, options written and foreign currency transactions	(2,094)	134,823,103	(131,349,648)	1,354,862	(14,907,900)
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	(125,237)	(223,860,715)	340,263,229	(15,942,668)	46,126,182

Net increase (decrease) in net assets resulting from operations	(127,733)	(88,456,353)	214,464,898	(14,132,111)	31,693,128

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	—	(21,668)	(3,442,148)	(186,097)	(56,901)
Class B	—	(375)	—	(21,344)	—
Class C	—	(2,612)	(24,644)	(35,852)	—
Class Y	—	(4,413)	(2,130,058)	—	—
Net realized capital gains
Class A	—	—	—	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class Y	—	—	—	—	—

Total distributions	—	(29,068)	(5,596,850)	(243,293)	(56,901)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 12)	2,518,356	(150,308,643)	(76,443,252)	(7,754,854)	(6,383,119)

Increase from regulatory settlements (Note 7)	—	—	—	93,153	613,370
Net increase (decrease) in net assets	2,390,623	(238,794,064)	132,424,796	(22,037,105)	25,866,478
NET ASSETS
Beginning of the period	—	1,046,326,278	913,901,482	106,295,711	80,429,233

End of the period	$2,390,623	$807,532,214	$1,046,326,278	$84,258,606	$106,295,711

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME/ACCUMULATED NET INVESTMENT (LOSS)	$(402)	$(31,129)	$(583,320)	$40,060	$(172,342)

(a)	From commencement of operations on February 26, 2010 through June 30, 2010.

See accompanying notes to financial statements.

47  |

Harris Associates Large Cap Value Fund		Vaughan Nelson Small Cap Value Fund		Vaughan Nelson Value Opportunity Fund		Natixis U.S. Diversified Portfolio
Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

$174,889	$516,160	$(546,881)	$1,443,633	$(922)	$30,415	$(677,202)	$(606,271)

513,799	(6,269,463)	81,828,143	24,060,952	(156,179)	128,499	19,924,107	(41,536,585)

(11,786,479)	48,393,988	(86,202,050)	121,362,923	(3,458,499)	630,349	(36,921,387)	138,842,435

(11,097,791)	42,640,685	(4,920,788)	146,867,508	(3,615,600)	789,263	(17,674,482)	96,699,579

(120,840)	(440,347)	—	(570,459)	(441)	(9,290)	—	—
(7,875)	(5,383)	—	—	—	—	—	—
(8,448)	(4,285)	—	—	(28)	(7)	—	—
(8,515)	(42,386)	—	(994,314)	(1,683)	(27,753)	—	—

—	—	(1,837,109)	—	(13,079)	(19,482)	—	—
—	—	(59,969)	—	—	—	—	—
—	—	(246,630)	—	(823)	(1,919)	—	—
—	—	(1,306,941)	—	(51,747)	(47,246)	—	—

(145,678)	(492,401)	(3,450,649)	(1,564,773)	(67,801)	(105,697)	—	—

(3,121,600)	(12,340,877)	(107,398,828)	183,337,945	25,767,687	10,938,928	(25,873,024)	(43,650,516)

—	8,806	493,744	—	—	—	61,116	—
(14,365,069)	29,816,213	(115,276,521)	328,640,680	22,084,286	11,622,494	(43,486,390)	53,049,063

135,832,540	106,016,327	605,732,453	277,091,773	12,640,246	1,017,752	352,156,573	299,107,510

$121,467,471	$135,832,540	$490,455,932	$605,732,453	$34,724,532	$12,640,246	$308,670,183	$352,156,573

$(146,373)	$(175,584)	$(665,202)	$(118,321)	$(9,458)	$(6,384)	$(1,029,502)	$(352,300)

|  48

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)

ABSOLUTE ASIA DYNAMIC EQUITY FUND
Class A
6/30/2010(g)	$10.00	$(0.02)	$(0.51)	$(0.53)	$—	$—	$—
Class C
6/30/2010(g)	10.00	(0.03)	(0.50)	(0.53)	—	—	—
Class Y
6/30/2010(g)	10.00	(0.00)	(0.50)	(0.50)	—	—	—
CGM ADVISOR TARGETED EQUITY FUND
Class A
6/30/2010(h)	$9.54	$0.01	$(1.01)	$(1.00)	$(0.00)	$—	$(0.00)
12/31/2009	7.66	0.05	1.88	1.93	(0.05)	—	(0.05)
12/31/2008	13.01	0.09	(4.94)	(4.85)	(0.06)	(0.44)	(0.50)
12/31/2007	10.70	0.05	3.54	3.59	(0.13)	(1.15)	(1.28)
12/31/2006	10.22	0.08	0.78	0.86	(0.07)	(0.31)	(0.38)
12/31/2005	9.05	0.07	1.12	1.19	(0.02)	—	(0.02)
Class B
6/30/2010(h)	8.61	(0.03)	(0.90)	(0.93)	(0.00)	—	(0.00)
12/31/2009	6.92	(0.01)	1.70	1.69	—	—	—
12/31/2008	11.81	(0.00)	(4.45)	(4.45)	(0.00)	(0.44)	(0.44)
12/31/2007	9.84	(0.04)	3.24	3.20	(0.08)	(1.15)	(1.23)
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)
Class C
6/30/2010(h)	8.57	(0.03)	(0.90)	(0.93)	(0.00)	—	(0.00)
12/31/2009	6.89	(0.01)	1.69	1.68	(0.00)	—	(0.00)
12/31/2008	11.79	0.02	(4.46)	(4.44)	(0.02)	(0.44)	(0.46)
12/31/2007	9.84	(0.03)	3.22	3.19	(0.09)	(1.15)	(1.24)
12/31/2006	9.48	0.00	0.74	0.74	(0.07)	(0.31)	(0.38)
12/31/2005	8.45	0.00	1.04	1.04	(0.01)	—	(0.01)
Class Y
6/30/2010(h)	9.78	0.02	(1.04)	(1.02)	(0.00)	—	(0.00)
12/31/2009	7.84	0.06	1.96	2.02	(0.08)	—	(0.08)
12/31/2008	13.32	0.13	(5.09)	(4.96)	(0.08)	(0.44)	(0.52)
12/31/2007	10.93	0.09	3.61	3.70	(0.16)	(1.15)	(1.31)
12/31/2006	10.42	0.11	0.82	0.93	(0.11)	(0.31)	(0.42)
12/31/2005	9.23	0.10	1.14	1.24	(0.05)	—	(0.05)

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

49  |

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—		$9.47	(5.30)	$2	1.75	11.39	(0.64)	0

—		9.47	(5.30)	13	2.50	12.88	(0.78)	0

—		9.50	(5.00)	2,375	1.50	11.43	(0.03)	0

$—		$8.54	(10.48)	$603,670	1.16	1.16	0.12	80
—		9.54	25.19	693,386	1.19	1.19	0.69	170
0.00	(i)	7.66	(38.36)	796,146	1.10	1.10	0.83	211
0.00		13.01	34.42	826,867	1.17	1.17	0.45	179
0.00		10.70	8.52	679,897	1.16	1.16	0.76	171
0.00		10.22	13.19	694,121	1.28	1.28	0.78	196

—		7.68	(10.80)	8,942	1.91	1.91	(0.62)	80
—		8.61	24.42	12,401	1.94	1.94	(0.11)	170
0.00	(i)	6.92	(38.90)	13,971	1.85	1.85	(0.03)	211
0.00		11.81	33.41	32,297	1.92	1.92	(0.34)	179
0.00		9.84	7.83	43,032	1.91	1.91	0.02	171
0.00		9.48	12.35	53,005	2.03	2.03	0.03	196

—		7.64	(10.85)	65,895	1.91	1.91	(0.63)	80
—		8.57	24.42	75,098	1.95	1.95	(0.14)	170
0.00	(i)	6.89	(38.85)	59,544	1.85	1.85	0.17	211
0.00		11.79	33.47	19,753	1.93	1.93	(0.24)	179
0.00		9.84	7.72	8,688	1.90	1.90	0.04	171
0.00		9.48	12.35	5,133	2.04	2.04	0.03	196

—		8.76	(10.43)	129,025	0.90	0.90	0.45	80
—		9.78	25.75	265,441	0.94	0.94	0.64	170
0.00	(i)	7.84	(38.28)	44,240	0.85	0.85	1.21	211
0.00		13.32	34.75	17,520	0.90	0.90	0.74	179
0.00		10.93	8.99	11,714	0.87	0.87	1.05	171
0.00		10.42	13.41	11,181	1.07	1.07	0.99	196

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the period February 26, 2010 (inception) through June 30, 2010.
(h)	For the six months ended June 30, 2010 (Unaudited).
(i)	Effective June 2, 2008, redemption fees were eliminated.

|  50

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital	Total distributions

HANSBERGER INTERNATIONAL FUND
Class A
6/30/2010(e)	$15.84	$0.08	$(2.32)	$(2.24)	$(0.04)	$—	$—	$(0.04)
12/31/2009	10.88	0.09	4.79	4.88	(0.01)	—	—	(0.01)
12/31/2008	22.17	0.26	(10.63)	(10.37)	(0.15)	(0.68)	(0.09)	(0.92)
12/31/2007	21.50	0.18	3.29	3.47	(0.40)	(2.40)	—	(2.80)
12/31/2006	19.88	0.16	4.51	4.67	(0.35)	(2.70)	—	(3.05)
12/31/2005	17.12	0.11	2.65	2.76	—	—	—	—
Class B
6/30/2010(e)	14.12	0.02	(2.06)	(2.04)	(0.04)	—	—	(0.04)
12/31/2009	9.76	0.00	4.27	4.27	—	—	—	—
12/31/2008	19.88	0.12	(9.48)	(9.36)	(0.03)	(0.68)	(0.05)	(0.76)
12/31/2007	19.51	0.01	2.98	2.99	(0.22)	(2.40)	—	(2.62)
12/31/2006	18.27	0.01	4.11	4.12	(0.18)	(2.70)	—	(2.88)
12/31/2005	15.85	0.00	2.42	2.42	—	—	—	—
Class C
6/30/2010(e)	14.03	0.03	(2.06)	(2.03)	(0.04)	—	—	(0.04)
12/31/2009	9.70	(0.00)	4.24	4.24	—	—	—	—
12/31/2008	19.81	0.11	(9.43)	(9.32)	(0.03)	(0.68)	(0.08)	(0.79)
12/31/2007	19.48	0.01	2.97	2.98	(0.25)	(2.40)	—	(2.65)
12/31/2006	18.28	0.00	4.11	4.11	(0.21)	(2.70)	—	(2.91)
12/31/2005	15.86	(0.02)	2.44	2.42	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

51  |

						Ratios to Average Net Assets:

Increase from regulatory settlements	Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)	Net assets, end of the period (000’s)	Net expenses (%) (d)	Gross expenses (%) (d)	Net investment income (loss) (%) (d)	Portfolio turnover rate (%)

$0.01	$—		$13.57	(14.13)	$66,614	1.66	1.66	1.11	20
0.09	—		15.84	45.82	83,183	1.69	1.69	0.71	46
—	0.00	(f)	10.88	(47.63)	60,091	1.49	1.49	1.48	47
—	0.00		22.17	16.38	128,224	1.45	1.45	0.79	47
—	0.00		21.50	24.08	112,814	1.49	1.49	0.75	49
—	0.00		19.88	16.12	89,663	1.81	1.81	0.62	45

0.01	—		12.05	(14.44)	6,256	2.41	2.41	0.30	20
0.09	—		14.12	44.67	9,157	2.44	2.44	0.01	46
—	0.00	(f)	9.76	(48.03)	9,328	2.23	2.23	0.72	47
—	0.00		19.88	15.63	29,770	2.20	2.20	0.06	47
—	0.00		19.51	23.15	33,016	2.25	2.25	0.03	49
—	0.00		18.27	15.27	33,388	2.55	2.55	(0.02)	45

0.01	—		11.97	(14.46)	11,388	2.41	2.41	0.38	20
0.09	—		14.03	44.64	13,956	2.44	2.44	(0.03)	46
—	0.00	(f)	9.70	(48.00)	11,010	2.24	2.24	0.73	47
—	0.00		19.81	15.54	26,414	2.20	2.20	0.04	47
—	0.00		19.48	23.14	23,541	2.25	2.25	0.01	49
—	0.00		18.28	15.26	19,388	2.56	2.56	(0.11)	45

(d)	Computed on an annualized basis for periods less than one year, if applicable.
(e)	For the six months ended June 30, 2010 (Unaudited).
(f)	Effective June 2, 2008, redemption fees were eliminated.

|  52

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:					Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)		Total from investment operations	Dividends from net investment income	Increase from regulatory settlements (b)

HARRIS ASSOCIATES LARGE CAP VALUE FUND
Class A
6/30/2010(g)	$12.58	$0.02		$(1.07)		$(1.05)	$(0.01)	$—
12/31/2009	8.77	0.05	(h)	3.81		3.86	(0.05)	0.00
12/31/2008	14.97	0.13		(6.20)		(6.07)	(0.13)	—
12/31/2007	15.49	0.05		(0.48	)(i)	(0.43)	(0.09)	—
12/31/2006	13.33	0.06		2.13		2.19	(0.03)	—
12/31/2005	13.37	0.05		(0.08)		(0.03)	(0.01)	—
Class B
6/30/2010(g)	11.65	(0.03)		(0.98)		(1.01)	(0.01)	—
12/31/2009	8.16	(0.02	)(h)	3.52		3.50	(0.01)	0.00
12/31/2008	13.84	0.03		(5.70)		(5.67)	(0.01)	—
12/31/2007	14.39	(0.06)		(0.45	)(i)	(0.51)	(0.04)	—
12/31/2006	12.48	(0.04)		1.98		1.94	(0.03)	—
12/31/2005	12.62	(0.04)		(0.09)		(0.13)	(0.01)	—
Class C
6/30/2010(g)	11.61	(0.03)		(0.97)		(1.00)	(0.01)	—
12/31/2009	8.13	(0.02	)(h)	3.51		3.49	(0.01)	0.00
12/31/2008	13.82	0.03		(5.69)		(5.66)	(0.03)	—
12/31/2007	14.37	(0.06)		(0.45	)(i)	(0.51)	(0.04)	—
12/31/2006	12.46	(0.04)		1.98		1.94	(0.03)	—
12/31/2005	12.60	(0.04)		(0.09)		(0.13)	(0.01)	—
Class Y
6/30/2010(g)	12.99	0.04		(1.11)		(1.07)	(0.01)	—
12/31/2009	9.05	0.08	(h)	3.93		4.01	(0.07)	0.00
12/31/2008	15.47	0.19		(6.42)		(6.23)	(0.19)	—
12/31/2007	16.01	0.12		(0.51	)(i)	(0.39)	(0.15)	—
12/31/2006	13.72	0.12		2.20		2.32	(0.03)	—
12/31/2005	13.74	0.09		(0.10)		(0.01)	(0.01)	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

53  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$11.52	(8.34)	$101,329	1.30		1.37		0.32	16
12.58	44.03	113,309	1.30		1.50		0.53	131
8.77	(40.45)	85,761	1.28		1.28		1.04	38
14.97	(2.94)	172,468	1.28	(j)(k)	1.28	(j)	0.35	30
15.49	16.50	195,714	1.30		1.30		0.44	23
13.33	(0.19)	188,763	1.30		1.46		0.40	39

10.63	(8.66)	5,802	2.05		2.11		(0.43)	16
11.65	42.88	7,864	2.05		2.25		(0.22)	131
8.16	(40.87)	8,191	2.03		2.04		0.25	38
13.84	(3.68)	23,916	2.04	(j)(k)	2.04	(j)	(0.44)	30
14.39	15.61	42,894	2.05		2.07		(0.33)	23
12.48	(0.99)	59,035	2.05		2.21		(0.35)	39

10.60	(8.60)	6,609	2.05		2.12		(0.43)	16
11.61	42.91	7,208	2.05		2.25		(0.22)	131
8.13	(40.90)	6,222	2.03		2.03		0.26	38
13.82	(3.69)	15,616	2.04	(j)(k)	2.04	(j)	(0.41)	30
14.37	15.64	18,089	2.05		2.06		(0.32)	23
12.46	(0.99)	20,308	2.05		2.21		(0.35)	39

11.91	(8.23)	7,726	1.05		1.12		0.57	16
12.99	44.39	7,450	1.05		1.12		0.77	131
9.05	(40.18)	5,842	0.84		0.84		1.47	38
15.47	(2.59)	11,840	0.91	(k)	0.91		0.72	30
16.01	16.97	14,057	0.91	(j)	0.91	(j)	0.82	23
13.72	(0.04)	14,226	1.05		1.09		0.65	39

(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	For the six months ended June 30, 2010 (Unaudited).
(h)	Includes a non-recurring dividend of $0.01 per share.
(i)	Includes a litigation payment of $0.02 per share.
(j)	Includes fee/expense recovery of 0.00%, 0.02%, 0.01% and 0.04% for Class A, B, C and Y, respectively.
(k)	Effect of voluntary waiver of expenses by adviser was less than 0.005%.

|  54

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)(b)		Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions	Increase from regulatory settlements

VAUGHAN NELSON SMALL CAP VALUE FUND
Class A
6/30/2010(g)	$22.31	$(0.03)		$(0.53)	$(0.56)	$—	$(0.13)	$(0.13)	$0.02
12/31/2009	17.42	0.05	(h)	4.88	4.93	(0.04)	—	(0.04)	—
12/31/2008	22.11	0.03		(4.69)	(4.66)	—	(0.03)	(0.03)	—
12/31/2007	20.90	(0.02)		1.23	1.21	—	—	—	—
12/31/2006	17.69	(0.05)		3.26	3.21	—	—	—	—
12/31/2005	16.07	(0.08)		1.70	1.62	—	—	—	—
Class B
6/30/2010(g)	20.06	(0.10)		(0.48)	(0.58)	—	(0.13)	(0.13)	0.02
12/31/2009	15.76	(0.09	)(h)	4.39	4.30	—	—	—	—
12/31/2008	20.15	(0.14)		(4.22)	(4.36)	—	(0.03)	(0.03)	—
12/31/2007	19.19	(0.17)		1.13	0.96	—	—	—	—
12/31/2006	16.36	(0.20)		3.03	2.83	—	—	—	—
12/31/2005	14.97	(0.19)		1.58	1.39	—	—	—	—
Class C
6/30/2010(g)	20.07	(0.10)		(0.48)	(0.58)	—	(0.13)	(0.13)	0.02
12/31/2009	15.76	(0.08	)(h)	4.39	4.31	—	—	—	—
12/31/2008	20.16	(0.13)		(4.24)	(4.37)	—	(0.03)	(0.03)	—
12/31/2007	19.19	(0.17)		1.14	0.97	—	—	—	—
12/31/2006	16.37	(0.19)		3.01	2.82	—	—	—	—
12/31/2005	14.98	(0.19)		1.58	1.39	—	—	—	—
Class Y
6/30/2010(g)	22.47	0.00		(0.54)	(0.54)	—	(0.13)	(0.13)	0.02
12/31/2009	17.55	0.12	(h)	4.90	5.02	(0.10)	—	(0.10)	—
12/31/2008	22.20	0.12		(4.74)	(4.62)	—	(0.03)	(0.03)	—
12/31/2007	20.91	0.04		1.25	1.29	—	—	—	—
12/31/2006(l)	19.02	0.02		1.87	1.89	—	—	—	—
VAUGHAN NELSON VALUE OPPORTUNITY FUND
Class A
6/30/2010(g)	$12.46	$(0.01)		$(0.88)	$(0.89)	$(0.00)	$(0.02)	$(0.02)	$—
12/31/2009	9.60	0.09		2.88	2.97	(0.04)	(0.07)	(0.11)	—
12/31/2008(m)	10.00	0.03		(0.41)	(0.38)	(0.02)	—	(0.02)	—
Class C
6/30/2010(g)	12.39	(0.06)		(0.86)	(0.92)	(0.00)	(0.02)	(0.02)	—
12/31/2009	9.59	(0.02)		2.89	2.87	(0.00)	(0.07)	(0.07)	—
12/31/2008(m)	10.00	0.02		(0.41)	(0.39)	(0.02)	—	(0.02)	—
Class Y
6/30/2010(g)	12.49	0.00		(0.88)	(0.88)	(0.00)	(0.02)	(0.02)	—
12/31/2009	9.60	0.10		2.90	3.00	(0.04)	(0.07)	(0.11)	—
12/31/2008(m)	10.00	0.03		(0.40)	(0.37)	(0.03)	—	(0.03)	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

55  |

					Ratios to Average Net Assets:

Redemption fees (b)		Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)		Gross expenses (%) (f)		Net investment income (loss) (%) (f)	Portfolio turnover rate (%)

$—		$21.64	(2.48)	$247,381	1.40		1.40		(0.23)	50
—		22.31	28.30	322,961	1.45		1.49		0.27	102
0.00	(i)	17.42	(21.11)	171,875	1.45		1.51		0.13	124
0.00		22.11	5.84	103,719	1.49		1.57		(0.11)	78
0.00		20.90	18.09	85,285	1.59		1.59		(0.28)	88
0.00		17.69	10.08	58,963	1.92		1.92		(0.47)	80

—		19.37	(2.86)	8,227	2.15		2.15		(0.99)	50
—		20.06	27.28	10,630	2.20		2.24		(0.56)	102
0.00	(i)	15.76	(21.67)	11,788	2.20		2.26		(0.78)	124
0.00		20.15	5.06	25,076	2.24		2.31		(0.84)	78
0.00		19.19	17.24	32,606	2.37		2.37		(1.10)	88
0.00		16.36	9.28	38,732	2.66		2.66		(1.24)	80

—		19.38	(2.86)	34,159	2.15		2.15		(0.97)	50
—		20.07	27.35	39,238	2.20		2.24		(0.48)	102
0.00	(i)	15.76	(21.71)	21,861	2.20		2.26		(0.68)	124
0.00		20.16	5.05	21,765	2.24		2.32		(0.85)	78
0.00		19.19	17.23	18,186	2.35		2.35		(1.04)	88
0.00		16.37	9.28	13,667	2.67		2.67		(1.23)	80

—		21.82	(2.38)	200,688	1.15		1.15		0.03	50
—		22.47	28.61	232,903	1.18	(j)	1.18	(j)	0.60	102
0.00	(i)	17.55	(20.81)	71,568	1.20		1.21		0.65	124
0.00		22.20	6.12	1,241	1.19	(k)	1.19	(k)	0.17	78
0.00		20.91	9.94	427	1.35		1.90		0.35	88

$—		$11.55	(7.14)	$7,253	1.40		1.73		(0.21)	81
—		12.46	30.98	3,645	1.40		5.24		0.79	45
—		9.60	(3.75)	16	1.40		39.61		1.92	12

—		11.45	(7.42)	433	2.15		2.51		(0.99)	81
—		12.39	30.01	370	2.15		8.54		(0.14)	45
—		9.59	(3.90)	41	2.15		40.36		1.62	12

—		11.59	(6.96)	27,038	1.15		1.44		0.07	81
—		12.49	31.37	8,626	1.15		7.22		0.90	45
—		9.60	(3.74)	960	1.15		38.91		1.41	12

(g)	For the six months ended June 30, 2010 (Unaudited).
(h)	Includes a non-recurring dividend of $0.03 per share.
(i)	Effective June 2, 2008, redemption fees were eliminated.
(j)	Includes fee/expense recovery of less than 0.01%.
(k)	Includes fee/expense recovery of 0.04%.
(l)	From commencement of Class operations on August 31, 2006 through December 31, 2006.
(m)	For the period October 31, 2008 (inception) through December 31, 2008.

|  56

Financial Highlights (continued)

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:				Less Distributions:
	Net asset value, beginning of the period	Net investment income (loss) (a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized capital gains	Increase from regulatory settlements (b)

NATIXIS U.S. DIVERSIFIED PORTFOLIO
Class A
6/30/2010(g)	$20.68	$(0.03)		$(1.11)	$(1.14)	$—	$0.00
12/31/2009	15.16	(0.01)		5.53	5.52	—	—
12/31/2008	25.76	0.02	(h)	(10.20)	(10.18)	(0.42)	—
12/31/2007	22.94	(0.06)		3.19	3.13	(0.31)	—
12/31/2006	20.17	0.04		2.73	2.77	—	—
12/31/2005	18.75	(0.11)		1.53	1.42	—	—
Class B
6/30/2010(g)	17.85	(0.09)		(0.95)	(1.04)	—	0.00
12/31/2009	13.19	(0.12)		4.78	4.66	—	—
12/31/2008	22.63	(0.13	)(h)	(8.89)	(9.02)	(0.42)	—
12/31/2007	20.33	(0.22)		2.83	2.61	(0.31)	—
12/31/2006	18.01	(0.11)		2.43	2.32	—	—
12/31/2005	16.87	(0.22)		1.36	1.14	—	—
Class C
6/30/2010(g)	17.86	(0.09)		(0.95)	(1.04)	—	0.00
12/31/2009	13.19	(0.12)		4.79	4.67	—	—
12/31/2008	22.65	(0.13	)(h)	(8.91)	(9.04)	(0.42)	—
12/31/2007	20.36	(0.22)		2.82	2.60	(0.31)	—
12/31/2006	18.03	(0.11)		2.44	2.33	—	—
12/31/2005	16.89	(0.22)		1.36	1.14	—	—
Class Y
6/30/2010(g)	22.27	(0.01)		(1.19)	(1.20)	—	0.00
12/31/2009	16.29	0.04		5.94	5.98	—	—
12/31/2008	27.58	0.07	(h)	(10.94)	(10.87)	(0.42)	—
12/31/2007	24.45	0.03		3.41	3.44	(0.31)	—
12/31/2006	21.41	0.14		2.90	3.04	—	—
12/31/2005	19.82	(0.03)		1.62	1.59	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.

See accompanying notes to financial statements.

57  |

			Ratios to Average Net Assets:

Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses (%) (e)(f)	Gross expenses (%) (e)	Net investment income (loss) (%) (e)	Portfolio turnover rate (%)

$19.54	(5.51)	$254,168	1.40	1.50	(0.26)	43
20.68	36.41	280,846	1.40	1.56	(0.05)	115
15.16	(40.05)	228,549	1.43	1.43	0.08	110
25.76	13.69	407,228	1.47	1.47	(0.24)	82
22.94	13.68	393,430	1.46	1.46	0.17	83
20.17	7.57	386,084	1.73	1.73	(0.57)	97

16.81	(5.83)	27,850	2.15	2.25	(1.02)	43
17.85	35.33	37,406	2.15	2.31	(0.80)	115
13.19	(40.47)	40,868	2.18	2.19	(0.70)	110
22.63	12.83	119,028	2.21	2.21	(1.00)	82
20.33	12.88	147,819	2.22	2.22	(0.60)	83
18.01	6.76	174,745	2.48	2.48	(1.32)	97

16.82	(5.82)	25,093	2.15	2.25	(1.01)	43
17.86	35.41	28,580	2.15	2.31	(0.80)	115
13.19	(40.53)	24,079	2.18	2.18	(0.68)	110
22.65	12.82	47,239	2.22	2.22	(0.99)	82
20.36	12.87	46,064	2.22	2.22	(0.59)	83
18.03	6.75	48,262	2.48	2.48	(1.32)	97

21.07	(5.39)	1,559	1.15	1.24	(0.09)	43
22.27	36.71	5,325	1.15	1.22	0.20	115
16.29	(39.89)	5,611	1.17	1.23	0.31	110
27.58	14.02	16,649	1.12	1.12	0.10	82
24.45	14.20	21,155	1.03	1.03	0.60	83
21.41	8.02	20,445	1.32	1.32	(0.16)	97

(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Portfolio’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	For the six months ended June 30, 2010 (Unaudited).
(h)	Includes a non-recurring dividend of $0.02 per share.

|  58

Notes to Financial Statements

June 30, 2010 (Unaudited)

1.  Organization.  Natixis Funds Trust I and Natixis Funds Trust II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Absolute Asia Dynamic Equity Fund (the “Dynamic Equity Fund”)

CGM Advisor Targeted Equity Fund (the “Targeted Equity Fund”)

Hansberger International Fund (the “International Fund”)

Vaughan Nelson Small Cap Value Fund (the “Small Cap Value Fund”)

Natixis U.S. Diversified Portfolio (the “U.S. Diversified Portfolio”)

Natixis Funds Trust II:

Harris Associates Large Cap Value Fund (the “Large Cap Value Fund”)

Vaughan Nelson Value Opportunity Fund (the “Value Opportunity Fund”)

The Dynamic Equity Fund commenced operations on February 26, 2010 via contribution by Natixis Global Asset Management, L.P. (“Natixis US”) and its affiliates of $2,502,000.

Each Fund offers Class A and Class C shares. Dynamic Equity Fund, Targeted Equity Fund, Small Cap Value Fund, Large Cap Value Fund, Value Opportunity Fund and U.S. Diversified Portfolio also offer Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the Prospectus.

Effective July 31, 2009, the Small Cap Value Fund was closed to new investors.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge, but pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge (“CDSC”) if those shares are redeemed within six years of purchase. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares and pay higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ Prospectuses.

Most expenses of the Trusts can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trusts. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and subadvisers and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities

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Notes to Financial Statements (continued)

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traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and the subadvisers and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Domestic exchange-traded single equity option contracts are valued at the mean of the National Best Bid and Offer quotations. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

Certain Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. As of June 30, 2010, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
Dynamic Equity Fund	82%
International Fund	76%

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  The International Fund and the U.S. Diversified Portfolio may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a Fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statement of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Fund’s or counterparty’s net obligations under the contracts.

At June 30, 2010, there were no open forward foreign currency contracts.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value until the option expires or a Fund enters into a closing purchase transaction. When a written option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. A Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options have standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Fund are limited. Over-the-counter options are subject to the risk that the counterparty is unable or unwilling to meet its obligations under the option. The Funds do not hold any over-the-counter options at June 30, 2010.

f.  Federal and Foreign Income Taxes.  Each Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net operating losses, distribution redesignations, return of capital & capital gain distributions from REITs, foreign currency transactions, non-deductible expenses, gains realized from passive foreign investment companies (“PFICs”), expiring capital loss carryforwards and regulatory settlements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, securities lending collateral gain/loss adjustments, straddle loss deferrals, wash sales, return of capital distributions from REITs and PFIC unrealized gains. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total

Targeted Equity Fund	$5,596,850	$—	$5,596,850
International Fund	56,901	—	56,901
Large Cap Value Fund	492,401	—	492,401
Small Cap Value Fund	1,564,773	—	1,564,773
Value Opportunity Fund	105,697	—	105,697
U.S. Diversified Portfolio	—	—	—

As of December 31, 2009, capital loss carryforwards and post-October losses were as follows:

	Targeted Equity Fund	International Fund	Large Cap Value Fund	Small Cap Value Fund	Value Opportunity Fund	U.S. Diversified Portfolio

Capital loss carryforward:
Expires December 31, 2010	$—	$—	$(24,633,843)*	$—	$—	$—
Expires December 31, 2011	—	—	(9,965,466)	—	—	—
Expires December 31, 2016	(81,851,673)	—	—	—	—	(11,926,148)
Expires December 31, 2017	(187,561,344)	(18,831,362)	(9,203,027)	—	—	(62,968,578)

Total capital loss carryforward	$(269,413,017)	$(18,831,362)	$(43,802,336)	$—	$—	$(74,894,726)

Deferred net capital losses (post-October 2009)	$(29,753)	$—	$—	$—	$—	$(335,580)

* Some of the Large Cap Value Fund carryforward losses expiring in 2010 were obtained in the Fund’s merger with the Nvest Balanced Fund on June 7, 2003. The losses obtained in this merger are subject to limitations.

h.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

i.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of June 30, 2010, there were no securities on loan.

j.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010, at value:

Dynamic Equity Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$424,245	$—	$424,245
China	—	362,818	—	362,818
Hong Kong	—	315,955	—	315,955
India	107,838	—	—	107,838
Indonesia	—	155,727	—	155,727
Korea	16,093	297,835	—	313,928
Malaysia	—	77,298	—	77,298
Singapore	—	187,699	—	187,699
Taiwan	—	146,703	—	146,703

Total Common Stocks	123,931	1,968,280	—	2,092,211

Warrants(a)	373	—	—	373
Short-Term Investments	—	318,652	—	318,652

Total	$124,304	$2,286,932	$—	$2,411,236

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

Targeted Equity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$799,426,657	$—	$—	$799,426,657
Short-Term Investments	—	10,695,000	—	10,695,000

Total	$799,426,657	$10,695,000	$—	$810,121,657

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

International Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$3,893,300	$—	$3,893,300
Belgium	—	750,596	—	750,596
Brazil	4,787,874	—	—	4,787,874
Canada	4,819,931	—	—	4,819,931
Chile	443,105	—	—	443,105
China	779,814	7,528,949	—	8,308,763
Denmark	—	1,101,797	—	1,101,797
France	420,911	5,758,086	—	6,178,997
Germany	—	4,647,408	—	4,647,408
Hong Kong	—	1,708,565	—	1,708,565
India	763,889	—	—	763,889
Israel	566,483	—	—	566,483
Italy	—	1,069,913	—	1,069,913
Japan	—	11,140,025	—	11,140,025
Korea	1,251,574	788,408	—	2,039,982
Mexico	1,214,719	—	—	1,214,719
Norway	—	528,581	—	528,581
Russia	1,995,466	—	—	1,995,466
Singapore	—	582,293	—	582,293
South Africa	—	964,840	—	964,840
Spain	—	1,349,405	—	1,349,405
Sweden	840,696	1,760,880	—	2,601,576
Switzerland	506,147	6,525,814	—	7,031,961
Taiwan	—	629,731	—	629,731
United Kingdom	550,910	12,926,758	—	13,477,668

Total Common Stocks	18,941,519	63,655,349	—	82,596,868

Preferred Stocks(a)	—	441,430	—	441,430
Exchange Traded Funds(a)	410,292	—	—	410,292
Short-Term Investments	—	471,302	—	471,302

Total	$19,351,811	$64,568,081	$—	$83,919,892

(a) Major categories of the Fund’s investments are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

Large Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$118,314,861	$—	$—	$118,314,861
Short-Term Investments	—	4,099,339	—	4,099,339

Total	$118,314,861	$4,099,339	$—	$122,414,200

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$457,150,645	$—	$—	$457,150,645
Exchange Traded Funds	19,926,924	—	—	19,926,924
Short-Term Investments	—	7,048,682	—	7,048,682

Total	$477,077,569	$7,048,682	$—	$484,126,251

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Value Opportunity Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$33,235,792	$—	$—	$33,235,792
Short-Term Investments	—	1,529,618	—	1,529,618

Total	$33,235,792	$1,529,618	$—	$34,765,410

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

U.S. Diversified Portfolio

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Common Stocks	$302,532,524	$—	$—	$302,532,524
Put Options	1,022,117	—	—	1,022,117
Short-Term Investments	—	6,544,259	—	6,544,259

Total	$303,554,641	$6,544,259	$—	$310,098,900

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Put Options Written	$(484,193)	$—	$—	$(484,193)
Call Options Written	(84,403)	—	—	(84,403)

Total	$(568,596)	$—	$—	$(568,596)

(a)	Major categories of the Portfolio’s investments and option contracts are included in the Portfolio of Investments.

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Notes to Financial Statements (continued)

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4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include options contracts.

The U.S. Diversified Portfolio (the “Portfolio”) is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below-average performance in individual securities or in the equity market as a whole. The Portfolio may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns. The Portfolio may also write put options to offset the cost of option contracts used for hedging purposes. During the six months ended June 30, 2010, the Portfolio engaged in written call option transactions and purchased and written put option transactions in accordance with these objectives.

The following is a summary of derivative instruments for the U.S. Diversified Portfolio as of June 30, 2010:

Asset Derivatives	Purchased Options
Equity contracts	$1,022,117
Statements of Assets and Liabilities Location	Included in Investments at value

Liability Derivatives	Options Written
Equity contracts	$(568,596)
Statements of Assets and Liabilities Location	Options written, at value

Transactions in derivative instruments during the six months ended June 30, 2010 were as follows:

Realized Gain (Loss)	Purchased Options	Options Written
Equity contracts	$(6,643)	$47,618
Statements of Operations Location	Included in Net realized gain (loss) on investments	Net realized gain (loss) on options written
Change in Unrealized Appreciation (Depreciation)	Purchased Options	Options Written
Equity contracts	$259,881	$(77,404)
Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on investments	Net change in unrealized appreciation (depreciation) on options written

The following is a summary of U.S. Diversified Portfolio’s purchased option activity:

Contracts	Number of Contracts	Premiums
Outstanding at 12/31/2009	—	$—
Options purchased	1,367	902,533
Options terminated in closing sale transactions	(490)	(140,297)
Options expired	—	—
Options exercised	—	—

Outstanding at 6/30/2010	877	$762,236

The following is a summary of U.S. Diversified Portfolio’s written option activity:

Contracts	Number of Contracts	Premiums
Outstanding at 12/31/2009	34	$16,898
Options written	2,421	547,375
Options terminated in closing purchase transactions	(701)	(61,878)
Options expired	—	—
Options exercised	—	—

Outstanding at 6/30/2010	1,754	$502,395

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Dynamic Equity Fund	$2,217,832	$—
Targeted Equity Fund	753,122,150	863,512,930
International Fund	19,153,165	27,012,356
Large Cap Value Fund	25,240,735	20,178,330
Small Cap Value Fund	281,715,330	389,888,423
Value Opportunity Fund	45,818,822	20,946,466
U.S. Diversified Portfolio	140,761,323	161,714,961

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) serves as investment adviser to each Fund except the Targeted Equity Fund. Capital Growth Management Limited Partnership (“CGM”) is the investment adviser to the Targeted Equity Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $200 million	Next $300 million	Next $500 million	Next $1 billion	Over $2 billion
Dynamic Equity Fund	1.00%	1.00%	1.00%	1.00%	1.00%
Targeted Equity Fund	0.75%	0.70%	0.65%	0.65%	0.60%
International Fund	0.80%	0.75%	0.75%	0.75%	0.75%
Large Cap Value Fund	0.70%	0.65%	0.60%	0.60%	0.60%
Small Cap Value Fund	0.90%	0.90%	0.90%	0.90%	0.90%
Value Opportunity Fund	0.80%	0.80%	0.80%	0.80%	0.80%
U.S. Diversified Portfolio	0.90%	0.90%	0.90%	0.80%	0.80%

Natixis Advisors has entered into subadvisory agreements for each Fund as listed below.

Dynamic Equity Fund	Absolute Asia Asset Management Ltd. (“Absolute Asia”)
International Fund	Hansberger Global Investors, Inc. (“Hansberger”)
Large Cap Value Fund	Harris Associates L.P. (“Harris”)
Small Cap Value Fund	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)
Value Opportunity Fund	Vaughan Nelson
U.S. Diversified Portfolio	Harris
Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
BlackRock Investment Management, LLC (“BlackRock”)

Payments to Natixis Advisors are reduced by the amount of payments to the subadvisers.

Natixis Advisors has given binding undertakings to certain Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected in the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements (continued)

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For the six months ended June 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class Y

Dynamic Equity Fund	1.75%	—	2.50%	1.50%
Large Cap Value Fund	1.30%	2.05%	2.05%	1.05%
Small Cap Value Fund	1.45%	2.20%	2.20%	1.20%
Value Opportunity Fund	1.40%	—	2.15%	1.15%
U.S. Diversified Portfolio	1.40%	2.15%	2.15%	1.15%

Natixis Advisors shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2010, the management fees and waivers of management fees for each fund were as follows:

Fund	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Dynamic Equity Fund	$8,740	$8,740	$—	1.00%	—
Targeted Equity Fund	3,332,325	—	3,332,325	0.69%	0.69%
International Fund	384,460	—	384,460	0.80%	0.80%
Large Cap Value Fund	481,765	44,895	436,870	0.70%	0.63%
Small Cap Value Fund	2,626,409	—	2,626,409	0.90%	0.90%
Value Opportunity Fund	109,230	41,391	67,839	0.80%	0.50%
U.S. Diversified Portfolio	1,549,110	169,110	1,380,000	0.90%	0.80%

1 Management fee waivers are subject to possible recovery until December 31, 2011.

For the six months ended June 30, 2010, expenses have been reimbursed as follows:

Fund	Reimbursement[2]
Dynamic Equity Fund	$78,026

2 Expense reimbursements are subject to possible recovery until December 31, 2011.

No expenses were recovered during the six months ended June 30, 2010 under the terms of the expense limitation agreement.

Certain officers and directors of Natixis Advisors and its affiliates are also officers or Trustees of the Funds. Natixis Advisors, Absolute Asia, CGM, Hansberger, Harris, Loomis Sayles and Vaughan Nelson are subsidiaries of Natixis US, which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is

|  68

Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. For the period February 26, 2010 to June 30, 2010, the Dynamic Equity Fund was subject to the new fund fee.

For the six months ended June 30, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Dynamic Equity Fund	$33,972
Targeted Equity Fund	234,996
International Fund	23,238
Large Cap Value Fund	33,278
Small Cap Value Fund	141,105
Value Opportunity Fund	6,599
U.S. Diversified Portfolio	83,228

Effective July 1, 2010, each Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class B, if applicable, and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B (if applicable) and Class C shares and/or the maintenance of shareholder accounts.

Also under the respective Class B (if applicable) and Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B (if applicable) and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B (if applicable) and Class C shares.

For the six months ended June 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees			Distribution Fees
Fund	Class A	Class B	Class C	Class B	Class C

Dynamic Equity Fund	$41	$—	$7	$—	$21
Targeted Equity Fund	857,761	13,845	92,822	41,534	278,465
International Fund	94,191	9,792	16,160	29,377	48,481
Large Cap Value Fund	143,643	8,911	9,277	26,733	27,831
Small Cap Value Fund	382,031	12,199	48,293	36,599	144,879
Value Opportunity Fund	7,494	—	531	—	1,593
U.S. Diversified Portfolio	349,984	42,307	35,047	126,921	105,140

69  |

Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
Dynamic Equity Fund	$—
Targeted Equity Fund	264,318
International Fund	19,483
Large Cap Value Fund	20,012
Small Cap Value Fund	265,709
Value Opportunity Fund	4,534
U.S. Diversified Portfolio	51,706

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended June 30, 2010 were as follows:

Fund	Commissions
Dynamic Equity Fund	$—
Targeted Equity Fund	245,302
International Fund	29,997
Large Cap Value Fund	16,846
Small Cap Value Fund	44,335
Value Opportunity Fund	6,769
U.S. Diversified Portfolio	107,514

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. For the six months ended June 30, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

|  70

Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

7.  Regulatory Settlements.  During the six months ended June 30, 2010, International Fund, Small Cap Value Fund and U.S. Diversified Portfolio received payments of $93,153, $493,744 and $61,116, respectively, relating to a regulatory settlement. The payments have been included in “Increase from Regulatory Settlements” on the Statements of Changes in Net Assets.

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2010, the Funds had no borrowings under these agreements.

9.  Brokerage Commission Recapture.  Each Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments in the Statements of Operations. For the six months ended June 30, 2010, amounts rebated under these agreements were as follows:

Fund	Rebates
Targeted Equity Fund	$256,918
International Fund	1,977
Small Cap Value Fund	43,472
U.S. Diversified Portfolio	20,984

10.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

Dynamic Equity Fund invests principally in issuers domiciled or principally operating in Asia. Social, political, and economic conditions in one Asian country could significantly affect the markets or economy of the entire region.

11.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders having a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2010, Natixis US owned shares equating to 99.35% of Dynamic Equity Fund’s net assets and one shareholder individually owned more than 5% of the Value Opportunity Fund’s total outstanding shares, representing 11.05% of the Fund’s net assets. Such ownership may be beneficially held by individuals or entities other than the owner of record.

71  |

Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

12.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Period Ended June 30, 2010*
Dynamic Equity Fund	Shares	Amount

Class A
Issued from the sale of shares	7,992	$80,644
Issued in connection with the reinvestment of distributions	—	—
Redeemed	(7,772)	(76,792)

Net change	220	$3,852

Class C
Issued from the sale of shares	1,396	$14,502
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	1,396	$14,502

Class Y
Issued from the sale of shares	250,000	$2,500,002
Issued in connection with the reinvestment of distributions	—	—
Redeemed	—	—

Net change	250,000	$2,500,002

Increase (decrease) from capital share transactions	251,616	$2,518,356

* From commencement of operations on February 26, 2010 through June 30, 2010.

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Targeted Equity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	8,338,434	$80,895,220	18,532,079	$148,049,113
Issued in connection with the reinvestment of distributions	1,953	20,298	335,999	3,222,227
Redeemed	(10,328,330)	(98,656,582)	(50,204,318)	(374,589,222)

Net change	(1,987,943)	$(17,741,064)	(31,336,240)	$(223,317,882)

Class B
Issued from the sale of shares	14,954	$128,466	45,025	$305,649
Issued in connection with the reinvestment of distributions	38	356	—	—
Redeemed	(290,698)	(2,522,020)	(623,545)	(4,417,340)

Net change	(275,706)	$(2,393,198)	(578,520)	$(4,111,691)

Class C
Issued from the sale of shares	1,297,515	$11,343,930	2,873,972	$20,208,835
Issued in connection with the reinvestment of distributions	170	1,588	1,791	15,423
Redeemed	(1,438,783)	(12,308,756)	(2,754,130)	(19,801,078)

Net change	(141,098)	$(963,238)	121,633	$423,180

Class Y
Issued from the sale of shares	3,373,049	$33,337,917	34,268,943	$265,786,478
Issued in connection with the reinvestment of distributions	112	1,192	36,234	355,815
Redeemed	(15,797,356)	(162,550,252)	(12,796,087)	(115,579,152)

Net change	(12,424,195)	$(129,211,143)	21,509,090	$150,563,141

Increase (decrease) from capital share transactions	(14,828,942)	$(150,308,643)	(10,284,037)	$(76,443,252)

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Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

12.  Capital Shares  (continued).

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
International Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	272,968	$4,073,302	814,057	$11,422,735
Issued in connection with the reinvestment of distributions	10,542	172,471	3,394	53,003
Redeemed	(627,988)	(9,689,092)	(1,090,297)	(13,377,887)

Net change	(344,478)	$(5,443,319)	(272,846)	$(1,902,149)

Class B
Issued from the sale of shares	15,609	$208,480	30,044	$349,812
Issued in connection with the reinvestment of distributions	1,404	20,429	—	—
Redeemed	(146,458)	(1,986,768)	(337,051)	(3,628,763)

Net change	(129,445)	$(1,757,859)	(307,007)	$(3,278,951)

Class C
Issued from the sale of shares	74,845	$1,043,435	142,702	$1,676,028
Issued in connection with the reinvestment of distributions	1,974	28,544	—	—
Redeemed	(120,515)	(1,625,655)	(283,079)	(2,878,047)

Net change	(43,696)	$(553,676)	(140,377)	$(1,202,019)

Increase (decrease) from capital share transactions	(517,619)	$(7,754,854)	(720,230)	$(6,383,119)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Large Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	413,916	$5,382,520	623,676	$6,353,749
Issued in connection with the reinvestment of distributions	7,381	101,856	31,832	375,612
Redeemed	(633,374)	(8,147,422)	(1,427,850)	(13,903,194)

Net change	(212,077)	$(2,663,046)	(772,342)	$(7,173,833)

Class B
Issued from the sale of shares	6,366	$75,722	32,413	$261,331
Issued in connection with the reinvestment of distributions	582	7,425	614	5,027
Redeemed	(136,086)	(1,632,087)	(362,222)	(3,281,480)

Net change	(129,138)	$(1,548,940)	(329,195)	$(3,015,122)

Class C
Issued from the sale of shares	69,125	$842,686	65,110	$686,066
Issued in connection with the reinvestment of distributions	321	4,092	250	2,040
Redeemed	(66,356)	(779,374)	(210,113)	(1,879,456)

Net change	3,090	$67,404	(144,753)	$(1,191,350)

Class Y
Issued from the sale of shares	114,269	$1,557,653	156,901	$1,620,029
Issued in connection with the reinvestment of distributions	461	6,582	3,026	37,260
Redeemed	(39,654)	(541,253)	(231,953)	(2,617,861)

Net change	75,076	$1,022,982	(72,026)	$(960,572)

Increase (decrease) from capital share transactions	(263,049)	$(3,121,600)	(1,318,316)	$(12,340,877)

73  |

Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

12.  Capital Shares  (continued).

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Small Cap Value Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	779,824	$18,137,138	13,418,177	$227,959,553
Issued in connection with the reinvestment of distributions	50,804	1,262,996	17,598	385,045
Redeemed	(3,874,505)	(92,613,118)	(8,824,221)	(161,488,021)

Net change	(3,043,877)	$(73,212,984)	4,611,554	$66,856,577

Class B
Issued from the sale of shares	11,434	$240,074	27,360	$440,020
Issued in connection with the reinvestment of distributions	2,610	58,203	—	—
Redeemed	(119,271)	(2,500,918)	(245,583)	(3,963,943)

Net change	(105,227)	$(2,202,641)	(218,223)	$(3,523,923)

Class C
Issued from the sale of shares	56,478	$1,194,832	1,072,330	$17,045,402
Issued in connection with the reinvestment of distributions	7,973	177,891	—	—
Redeemed	(256,892)	(5,362,413)	(504,071)	(8,535,298)

Net change	(192,441)	$(3,989,690)	568,259	$8,510,104

Class Y
Issued from the sale of shares	760,188	$17,719,175	8,388,651	$151,130,799
Issued in connection with the reinvestment of distributions	40,943	1,026,454	36,429	795,531
Redeemed	(1,968,812)	(46,739,142)	(2,138,814)	(40,431,143)

Net change	(1,167,681)	$(27,993,513)	6,286,266	$111,495,187

Increase (decrease) from capital share transactions	(4,509,226)	$(107,398,828)	11,247,856	$183,337,945

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Value Opportunity Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	503,342	$6,432,709	301,420	$3,594,480
Issued in connection with the reinvestment of distributions	944	12,906	2,267	27,711
Redeemed	(169,057)	(2,105,432)	(12,871)	(155,426)

Net change	335,229	$4,340,183	290,816	$3,466,765

Class C
Issued from the sale of shares	13,505	$167,747	26,838	$319,636
Issued in connection with the reinvestment of distributions	63	851	159	1,926
Redeemed	(5,575)	(69,740)	(1,428)	(17,122)

Net change	7,993	$98,858	25,569	$304,440

Class Y
Issued from the sale of shares	1,827,182	$23,633,403	589,511	$7,153,109
Issued in connection with the reinvestment of distributions	3,002	41,166	4,238	51,875
Redeemed	(188,958)	(2,345,923)	(3,074)	(37,261)

Net change	1,641,226	$21,328,646	590,675	$7,167,723

Increase (decrease) from capital share transactions	1,984,448	$25,767,687	907,060	$10,938,928

|  74

Notes to Financial Statements (continued)

June 30, 2010 (Unaudited)

12.  Capital Shares  (continued).

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
U.S. Diversified Portfolio	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	417,583	$8,919,653	954,429	$15,643,678
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(993,728)	(21,178,895)	(2,447,076)	(40,145,823)

Net change	(576,145)	$(12,259,242)	(1,492,647)	$(24,502,145)

Class B
Issued from the sale of shares	13,968	$250,010	46,129	$679,074
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(452,425)	(8,303,143)	(1,050,033)	(14,851,816)

Net change	(438,457)	$(8,053,133)	(1,003,904)	$(14,172,742)

Class C
Issued from the sale of shares	33,388	$604,518	82,914	$1,237,018
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(141,437)	(2,583,269)	(307,653)	(4,431,727)

Net change	(108,049)	$(1,978,751)	(224,739)	$(3,194,709)

Class Y
Issued from the sale of shares	6,622	$156,781	68,960	$1,240,211
Issued in connection with the reinvestment of distributions	—	—	—	—
Redeemed	(171,756)	(3,738,679)	(174,356)	(3,021,131)

Net change	(165,134)	$(3,581,898)	(105,396)	$(1,780,920)

Increase (decrease) from capital share transactions	(1,287,785)	$(25,873,024)	(2,826,686)	$(43,650,516)

13.  Special Meeting of Shareholders.  A special meeting of shareholders of the Trusts was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trusts. The results of the shareholder vote were as follows:

Natixis Funds Trust I

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	134,327,075	2,191,679
Wendell J. Knox	134,206,797	2,311,957
Erik R. Sirri	134,310,617	2,208,138
Peter J. Smail	134,368,549	2,150,205

* Trust-wide voting results.

Natixis Funds Trust II

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	39,528,680	972,493
Wendell J. Knox	39,484,056	1,017,117
Erik R. Sirri	39,520,418	980,754
Peter J. Smail	39,531,012	970,160

* Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trusts: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

75  |

SEMIANNUAL REPORT

June 30, 2010

ASG Diversifying Strategies Fund

AlphaSimplex Group, LLC

ASG Global Alternatives Fund

AlphaSimplex Group, LLC

Management Discussion and Performance page 1

Consolidated Portfolio of Investments page 11

Consolidated Financial Statements page 16

ASG DIVERSIFYING STRATEGIES FUND

Management Discussion

PORTFOLIO PROFILE

Objective:

Pursues an absolute return strategy that seeks to provide capital appreciation while maintaining a low or negative correlation over time with the returns of major equity indices.

Strategy:

Seeks to generate positive absolute returns over time rather than track the performance of any particular index by using multiple quantitative investment models and strategies.

Inception Date:

August 3, 2009

Managers:

Andrew Lo

Jeremiah Chafkin

Philippe Lüdi

AlphaSimplex Group, LLC

(Adviser)

Robert Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Symbols:

Class A	DSFAX
Class C	DSFCX
Class Y	DSFYX

What You Should Know:

Derivatives, primarily futures and forward contracts, generally have implied leverage (a small amount of money to make an investment of greater value). Because of this, the fund’s extensive use of derivatives may magnify any gains or losses on those investments as well as risk to the fund. The fund can invest in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, and political and economic developments.

Market Conditions

Although the year began on a strong note, global equity markets experienced difficulty as the second quarter of 2010 wore on and mounting concerns about global growth and the level of debt in the euro zone fueled investor anxiety. The cost of protecting the sovereign debt of Greece and Hungary surged during this period, and several European equity markets suffered double-digit losses. In the United States, employment and housing data showed renewed weakness, and a retreat from risky assets pushed the S&P 500 Index into negative territory for the year. Adding further pressure to global markets, concern mounted that growth in China’s economy would slow from its levels of 2009. During this period, the U.S. dollar, Swiss franc and Japanese yen proved to be safe haven currencies, showing strength against the euro and the Canadian dollar.

Performance Results

The fund follows an absolute return strategy. Although it does not seek to track an index, its most appropriate benchmark is the 3-month London Interbank Offered Rate (LIBOR). For the six months ended June 30, 2010, Class A shares of ASG Diversifying Strategies Fund returned -0.61% at net asset value. The fund underperformed its benchmark, the 3-month LIBOR, which returned 0.18%.

Explanation of Fund Performance

The fund uses multiple quantitative investment models and strategies that may involve a broad range of market exposures including exposures to the returns of equity and fixed income securities, currencies, and commodities. The fund typically makes extensive use of derivative instruments, in particular futures and forward contracts, to capture these exposures while also managing volatility and correlation. The hedge fund consensus model hampered the fund’s performance in the second half of the period, as it was positioned to benefit from global growth, in accordance with the overall hedge fund universe. Although the hedge fund consensus model maintained long positions in bonds, which benefited from the prevailing flight to quality, those gains failed to offset losses in commodities, short-term interest rates and currencies. Losses among currencies were primarily attributable to the rapid decline of the euro and were only partially offset by gains from the appreciating Japanese yen. Because of low short-term interest rates, returns from the underlying cash portion of the portfolio were positive but did not have a significant impact on fund performance.

The fund’s equity hedging component benefited the fund’s performance, especially during the months of January and May, when short equity positions benefitted from falling global stock markets. The fund’s higher-frequency fixed-income relative value model benefited from the price appreciation of government bonds, as did the maturity-spread model, which also profited early in the period from rising yields in Australia.

Addition to Management Team

On May 1st, Dr. Philippe Lüdi, a senior research scientist at AlphaSimplex who has been working with the portfolio since inception, was promoted to portfolio manager.

Outlook

Going forward, we believe that the performance of financial markets – and the fund – will depend in large part on how skillfully governments can phase out their fiscal stimulus programs. On the one hand, we believe that the recent euro zone unease has demonstrated that public borrowing must be kept within certain bounds to maintain confidence in sovereign balance sheets. On the other hand, we believe that rapid fiscal retrenchment could endanger a still-fragile recovery or even initiate deflation. It appears that the ideal long-term scenario is one in which the financial reforms being crafted around the world mitigate systemic risk and help restore confidence in the financial system, thereby stimulating growth. As the outcomes of government actions and economic developments remain highly uncertain, we believe that our multi-strategy approach to portfolio construction puts the fund in a strong position to weather periods of volatility as they arise. The fund enters the third quarter overweight in government bonds, gold and the U.S. dollar. The net equity exposure is only marginally long.

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ASG DIVERSIFYING STRATEGIES FUND

Investment Results through June 30, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

August 3, 2009 (inception) through June 30, 2010

Average Annual Returns — June 30, 20105

	6 Months	Since Inception

Class A (Inception 8/3/09)
Net Asset Value[1]	-0.61%	6.60%
With Maximum Sales Charge[2]	-6.31	0.47

Class C (Inception 8/3/09)
Net Asset Value[1]	-1.01	5.82
With CDSC[3]	-2.00	4.82

Class Y (Inception 8/3/09)
Net Asset Value[1]	-0.52	6.74

Comparative Performance	6 Months	Since Inception [4]
3-Month LIBOR	0.18%	0.30%
HFRI Fund of Funds Composite Index	-1.39	2.92
Morningstar Long-Short Fund Avg.	-3.17	1.39

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 6/30/10
Certificates of Deposit	56.0
Commercial Paper	19.7
Time Deposits	6.8
Forward Foreign Currency Contracts	0.5
Futures Contracts	2.4
Other Assets less Liabilities	14.6

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	2.46%	1.72%
C	3.21	2.47
Y	2.21	1.47

NOTES TO CHARTS

See	page 5 for a description of indexes.
1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
4	The since-inception comparative performance figures shown are calculated from 8/1/09.
5	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
6	Before fee waivers and/or expense reimbursements.
7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

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ASG GLOBAL ALTERNATIVES FUND

Management Discussion

PORTFOLIO PROFILE

Objective:

Seeks capital appreciation consistent with the return and risk characteristics of a diversified portfolio of hedge funds.

Strategy:

Seeks to achieve long and short exposure to global equity, bond, currency, and commodity markets through a wide range of derivative instruments and direct investments.

Inception Date:

September 30, 2008

Managers:

Andrew Lo

Jeremiah Chafkin

Peter Lee

AlphaSimplex Group, LLC

(Adviser)

Robert Rickard

Reich & Tang Asset Management, LLC

(Subadviser)

Symbols:

Class A	GAFAX
Class C	GAFCX
Class Y	GAFYX

What You Should Know:

Derivatives, primarily futures and forward contracts, generally have implied leverage (a small amount of money to make an investment of greater value). Because of this, the fund’s extensive use of derivatives may magnify any gains or losses on those investments as well as risk to the fund. The fund can invest in foreign securities and the value of the fund shares can be adversely affected by changes in currency exchange rates, and political and economic developments.

Market Conditions

The investment environment was challenging for global investors in the first half of 2010. The financial markets oscillated between seemingly better global growth prospects and an unfolding sovereign debt crisis in Europe. The U.S. dollar rallied strongly, bond yields remained steady and hedge fund indices eked out modest gains in the first quarter of the year. However, as the second quarter progressed, mounting concerns about global growth and euro zone debt fueled investor anxiety, resulting in a significant increase in volatility across asset classes. Equity markets staged large declines and safe-haven currencies rallied, while bond yields in the G-7 countries plummeted. Bond yields of countries with credit risk rose strongly, as ratings of many European countries were downgraded. Hedge fund indices reported losses.

Performance Results

For the six months ended June 30, 2010, Class A shares of ASG Global Alternatives Fund returned -3.27% at net asset value. Although the fund does not seek to track an index, the closest benchmark is the HFRI Fund of Funds Composite Index which returned -1.39%. While the fund’s return was lower than that of its benchmark, it was in line with our expectations as there are important differences between the benchmark and the fund. For example, the benchmark’s returns reflect the illiquidity premium, hedge fund incentive fees, hedge fund alpha, and biases associated with the construction of non-investable hedge fund indices.

Explanation of Fund Performance

The fund typically makes extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies, commodities and other instruments. Fund performance was influenced primarily by an investor flight to quality. In January and in May, two months of sharply increasing volatility, the fund experienced losses, as investors sold off commodities and equities and bid up the U.S. dollar. During less volatile months within the six-month period, the fund generally earned positive returns.

The fund benefited from long positions in bonds, gold and the Japanese yen, as investor uncertainty increased. Long exposure to U.S. Treasury notes was the single largest positive contributor to performance. However, these positions did not fully offset losses resulting from the fund’s pro-growth positioning (long stocks, long oil and long base metals). In addition, the fund’s forward currency positions resulted in long exposure to European currencies and the Canadian dollar and short exposure to the U.S. dollar. Overall, these exposures detracted from performance as investors bid up the U.S. dollar and especially as the euro’s value plummeted. Because of low short-term rates, returns from the underlying cash portion of the portfolio were positive but did not have a significant impact on fund performance.

We made minor adjustments to the portfolio. We increased long exposure to equities, sovereign debt and interest rates, while long commodity and short U.S. dollar positions were pared back.

Addition to Management Team

On May 1st, Peter Lee, a senior research scientist at AlphaSimplex who has worked with the portfolio since its inception, was promoted to portfolio manager.

Outlook

Going forward, we believe that the performance of financial markets – and the fund – will depend in large part on how skillfully governments can phase out their fiscal stimulus programs. On the one hand, we believe that recent euro zone unease has demonstrated that public borrowing must be kept within certain bounds to maintain confidence in sovereign balance sheets. On the other hand, we believe that rapid fiscal retrenchment could endanger a still-fragile recovery or even initiate deflation. It appears that the ideal long-term scenario is one in which financial reforms mitigate systemic risk and help restore confidence in the financial system, thereby stimulating growth. Against this backdrop, we believe that the fund will continue to keep pace with the broad liquid market exposures found in the hedge fund industry, and we plan to actively manage the risks of the fund by adapting to changes in market volatility.

3  |

ASG GLOBAL ALTERNATIVES FUND

Investment Results through June 30, 2010

PERFORMANCE IN PERSPECTIVE

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, an index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares5

September 30, 2008 (inception) through June 30, 2010

Average Annual Returns — June 30, 20105

	6 Months	1 Year	Since Inception

Class A (Inception 9/30/08)
Net Asset Value[1]	-3.27%	2.32%	1.43%
With Maximum Sales Charge[2]	-8.80	-3.58	-1.95

Class C (Inception 9/30/08)
Net Asset Value[1]	-3.58	1.49	0.69
With CDSC[3]	-4.55	0.49	0.69

Class Y (Inception 9/30/08)
Net Asset Value[1]	-3.07	2.68	1.71

Comparative Performance	6 Months	1 Year	Since Inception[4]
HFRI Fund of Funds Composite Index	-1.39%	4.50%	-0.65%
Morningstar Long-Short Fund Avg.	-3.17	3.65	-0.50

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit www.ga.natixis.com. All results include reinvestment of dividends and capital gains. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

PORTFOLIO FACTS

Fund Composition	% of Net Assets as of 6/30/10
Certificates of Deposit	71.6
Commercial Paper	12.3
Time Deposits	6.1
Forward Foreign Currency Contracts	0.8
Futures Contracts	-0.1
Other Assets less Liabilities	9.3

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[6]	Net Expense Ratio[7]
A	1.95%	1.61%
C	2.70	2.36
Y	1.70	1.36

NOTES TO CHARTS

See	page 5 for a description of indexes.
1	Does not include a sales charge.
2	Includes the maximum sales charge of 5.75%.
3	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
4	The since-inception comparative performance figures shown are calculated from 10/1/08.
5	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.
6	Before fee waivers and/or expense reimbursements.
7	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

Before investing, consider each Fund’s investment objectives, risks, charges and expenses. Visit www.ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

3-month LIBOR, or the London Interbank Offered Rate, represents the average rate a leading bank, for a given currency (in this case U.S. dollars), can obtain unsecured funding, and is representative of short-term interest rates.

HFRI Fund of Funds Composite Index is an unmanaged, equally-weighted hedge fund index including over 800 domestic and offshore funds of funds. Funds included within the index have either at least $50 million in assets under management or have been actively trading for at least twelve (12) months. Performance information is submitted by the funds of funds to the index provider, which does not audit the information submitted. The index is rebalanced monthly. Performance data is net of all fees charged by the hedge funds. Index returns are calculated three times each month and are subject to periodic recalculation by Hedge Fund Research, Inc. The funds do not expect to update the index returns provided if subsequent recalculations cause such returns to change. In addition, because of these recalculations, the HFRI Index returns reported by the funds may differ from the index returns for the same period published by others.

Morningstar Long-Short Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the funds’ website at www.ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies during the 12-month period ended June 30, 2010 is available on the funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

5  |

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, each fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from January 1, 2010 through June 30, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Class.

The second line in the table of each Class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

ASG DIVERSIFYING STRATEGIES FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$993.90	$8.60
Hypothetical (5% return before expenses)	$1,000.00	$1,016.17	$8.70
Class C
Actual	$1,000.00	$989.90	$12.33
Hypothetical (5% return before expenses)	$1,000.00	$1,012.40	$12.47
Class Y
Actual	$1,000.00	$994.80	$7.37
Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Consolidated Financial Statements) and interest expense: 1.74%, 2.50% and 1.49%, for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

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UNDERSTANDING FUND EXPENSES

ASG GLOBAL ALTERNATIVES FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
Class A
Actual	$1,000.00	$967.30	$7.85
Hypothetical (5% return before expenses)	$1,000.00	$1,016.81	$8.05
Class C
Actual	$1,000.00	$964.20	$11.49
Hypothetical (5% return before expenses)	$1,000.00	$1,013.09	$11.78
Class Y
Actual	$1,000.00	$969.30	$6.64
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement), including expenses of the Subsidiary (see Note 1 of Notes to Consolidated Financial Statements) and interest expense: 1.61%, 2.36% and 1.36% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

7  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ASG GLOBAL ALTERNATIVES FUND

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund’s advisory and sub-advisory agreements (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements.

In connection with these meetings, the Trustees receive materials that the Fund’s investment adviser and sub-adviser (collectively, the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of peer groups and categories of funds and the Fund’s performance benchmarks, (ii) information on the Fund’s advisory and sub-advisory fees and other expenses, including information comparing the Fund’s expenses to the fees charged to institutional accounts with similar strategies managed by the Advisers and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Fund, (iv) information about the profitability of the Agreements to the Advisers and (v) information obtained through the completion of a questionnaire by the Advisers (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) each Adviser’s financial results and/or financial condition, (ii) the Fund’s investment objectives and strategies and the size, education and experience of the Advisers’ respective investment staffs and their use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Fund’s shares and the related costs, (iv) the procedures employed to determine the value of the Fund’s assets, (v) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Fund’s portfolio managers in the Fund or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Fund’s investment performance and the fees charged to the Fund for advisory and other services. This information generally includes, among other things, an internal performance rating for the Fund based on agreed-upon criteria, graphs showing performance and fee differentials against the Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its category. The portfolio management team for the Fund or other representatives of the Advisers make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and if the Fund is identified as presenting possible performance concerns it may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about the Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreements at their meeting held in June 2010. The Agreements were continued for a one-year period. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Fund and the resources dedicated to the Fund by the Advisers and their affiliates.

The Trustees considered not only the advisory services provided by the Advisers to the Fund, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Fund.

The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

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BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ASG GLOBAL ALTERNATIVES FUND

Investment performance of the Fund and the Advisers. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group and category of funds and the Fund’s performance benchmark(s). In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis.

With respect to the Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreements.

The Trustees also considered each Adviser’s performance and reputation generally, the performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Fund and the Advisers supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory and sub-advisory services as well as the total expense level of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating the Fund’s advisory and sub-advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund and the need for the Advisers to offer competitive compensation. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps for various funds in the fund family. The Trustees noted that management had instituted an expense cap for the Fund, and they considered the amounts waived or reimbursed under the cap.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Fund, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the Advisers had implemented breakpoints and/or expense caps.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to the Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Fund supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that the Fund was subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of the Fund.

9  |

BOARD APPROVAL OF THE EXISTING ADVISORY AND SUB-ADVISORY AGREEMENTS FOR ASG GLOBAL ALTERNATIVES FUND

•

whether the Fund has operated in accordance with its investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Fund.

•

the nature, quality, cost and extent of administrative and shareholder services performed by the Advisers and their affiliates, both under the Agreements and under separate agreements covering administrative services.

•

so-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution, administrative and brokerage services to the Fund. The Trustees also considered the fact that Natixis Advisors’ parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	the Trustees’ review and discussion of the Fund’s advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2011.

|  10

ASG Diversifying Strategies Fund

Consolidated Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Principal Amount	Description	Value (†)

Certificates of Deposit — 56.0% of Net Assets
$1,200,000	Credit Industriel et Commercial (NY), 0.680%, 7/01/2010	$1,200,000
500,000	Societe Generale (NY), 0.250%, 7/02/2010	499,998
650,000	Rabobank Nederland NV (NY), 0.230%, 7/06/2010(b)	649,989
1,700,000	Bayerische Landesbank Girozentrale, 0.380%, 7/06/2010	1,700,000
800,000	CALYON (NY), 0.320%, 7/07/2010(b)	799,982
500,000	UniCredit Bank AG (NY), 0.320%, 7/08/2010	499,991
200,000	CALYON (NY), 0.970%, 7/09/2010	200,023
700,000	UniCredit Bank AG (NY), 0.340%, 7/12/2010	699,986
700,000	Societe Generale (NY), 0.295%, 7/13/2010(b)	699,986
1,300,000	Skandinaviska Enskilda Banken (NY), 0.340%, 7/13/2010	1,299,970
1,400,000	Deutsche Bank AG, 0.240%, 7/14/2010	1,399,973
400,000	Bank of Nova Scotia (Houston), 0.270%, 7/16/2010	399,978
100,000	Lloyds TSB Bank PLC (NY), 0.280%, 7/19/2010	99,994
1,500,000	Royal Bank of Scotland (CT), 0.345%, 7/21/2010	1,499,968
1,400,000	Lloyds TSB Bank PLC (NY), 0.345%, 7/22/2010	1,399,952
400,000	Svenska Handelsbanken (NY), 0.305%, 7/27/2010	399,972
1,350,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.305%, 7/29/2010(b)	1,349,896
100,000	Deutsche Bank AG, 0.420%, 7/30/2010	100,001
500,000	CALYON (NY), 0.300%, 8/02/2010	499,876
700,000	Bank of Nova Scotia (Houston), 0.290%, 8/03/2010(b)	699,993
800,000	Westpac Banking Corp. (NY), 0.300%, 8/03/2010	799,970
300,000	Credit Industriel et Commercial (NY), 0.660%, 8/03/2010	300,051
1,700,000	KBC Bank NV (NY), 0.600%, 8/09/2010	1,700,018
1,500,000	Standard Chartered Bank (NY), 0.470%, 8/17/2010	1,499,979
1,200,000	Landesbank Hessen Thueringen Girozentrale, 0.630%, 9/13/2010(b)	1,200,197
500,000	Landesbank Hessen Thueringen Girozentrale, 0.750%, 9/27/2010	500,247
850,000	Rabobank Nederland NV (NY), 0.500%, 9/30/2010	850,173
200,000	Rabobank Nederland NV (NY), 0.340%, 11/15/2010	199,839
600,000	Svenska Handelsbanken (NY), 0.700%, 12/03/2010(b)	599,896
500,000	Canadian Imperial Bank of Commerce (NY), 0.377%, 1/24/2011(c)	499,897

Principal Amount	Description	Value (†)

Certificates of Deposit — continued
$250,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.350%, 6/17/2011(e)	$249,882
1,700,000	Dexia Credit Local SA (NY), 0.447%, 6/29/2011(e)	1,699,172

	Total Certificates of Deposit (Identified Cost $26,199,950)	26,198,849

Commercial Paper — 19.7%
	Banking — 13.8%
1,200,000	Nordea North America, Inc., 0.280%, 7/16/2010(d)	1,199,888
1,600,000	ING (US) Funding LLC, 0.310%, 7/19/2010(d)	1,599,752
1,500,000	GE Capital Corp., 0.430%, 9/01/2010(b)(d)	1,499,331
500,000	Nordea North America, Inc., 0.440%, 9/10/2010(d)	499,550
1,700,000	ICICI Bank Ltd. (Hong Kong), (Credit Support: Bank of America), 0.690%, 9/27/2010(d)	1,697,659

		6,496,180

	Education — 5.9%
350,000	Tennessee State School Bond Authority, 0.300%, 7/07/2010	350,000
1,300,000	Johns Hopkins University (The), Series C, 0.350%, 8/18/2010	1,300,000
100,000	Tennessee State School Bond Authority, 0.380%, 8/18/2010	100,011
1,000,000	Tennessee State School Bond Authority, 0.350%, 8/19/2010	1,000,070

		2,750,081

	Total Commercial Paper (Identified Cost $9,245,200)	9,246,261

Time Deposits — 6.8%
1,700,000	Citibank, 0.100%, 7/01/2010	1,700,000
1,500,000	National Bank of Canada, 0.100%, 7/01/2010	1,500,000

	Total Time Deposits (Identified Cost $3,200,000)	3,200,000

	Total Investments — 82.5% (Identified Cost $38,645,150)(a)	38,645,110
	Other assets less liabilities — 17.5%	8,181,733

	Net Assets — 100.0%	$46,826,843

(†)	See Note 2 of Notes to Consolidated Financial Statements.
(a)	Federal Tax Information: At June 30, 2010, the net unrealized depreciation on short term investments based on a cost of $38,645,150 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,660
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,700)

	Net unrealized depreciation	$(40)

See accompanying notes to consolidated financials statements.

11  |

ASG Diversifying Strategies Fund

Consolidated Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Only short-term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.
(b)	All or a portion of this security is held as collateral for open futures and forward foreign currency contracts.
(c)	Security changes rate monthly based upon 1 Month Libor +3 BP and the rate shown is the rate in effect at the date of this statement.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security payable on demand at par including accrued interest with seven days notice. The interest rate changes monthly based upon 1 Month Libor. The spread to 1 Month Libor changes each month. The rate shown is the rate in effect at the date of this statement.

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell(1)	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	9/15/2010	Australian Dollar	500,000	$417,215	$12,200
Buy	9/15/2010	Australian Dollar	800,000	667,545	(16,706)
Sell	9/15/2010	Australian Dollar	1,500,000	1,251,646	20,214
Buy	9/15/2010	British Pound	187,500	280,133	10,821
Buy	9/15/2010	Canadian Dollar	5,600,000	5,257,881	(146,097)
Buy	9/15/2010	Euro	4,375,000	5,352,118	131,212
Buy	9/15/2010	Japanese Yen	1,350,000,000	15,287,764	417,901
Sell	9/15/2010	Japanese Yen	150,000,000	1,698,640	(58,357)
Buy	9/15/2010	New Zealand Dollar	1,500,000	1,023,221	(28,620)
Sell	9/15/2010	New Zealand Dollar	1,300,000	886,791	14,542
Sell	9/15/2010	New Zealand Dollar	300,000	204,644	(7,787)
Buy	9/15/2010	Norwegian Krone	8,000,000	1,224,687	(24,601)
Buy	9/15/2010	Norwegian Krone	6,000,000	918,515	739
Buy	9/15/2010	Swedish Krona	4,000,000	512,980	18,765
Buy	9/15/2010	Swedish Krona	12,000,000	1,538,939	(24,803)
Buy	9/15/2010	Swiss Franc	1,625,000	1,509,699	44,004
Sell	9/15/2010	Swiss Franc	2,125,000	1,974,222	(123,697)

Total					$239,730

(1) Counterparty is UBS.

At June 30, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
ASX SPI 200	9/16/2010	13	$1,165,950	$(26,536)
CAC 40	7/16/2010	11	462,995	(17,927)
E-Mini Dow	9/17/2010	12	582,960	(32,260)
E-Mini NASDAQ 100	9/17/2010	24	834,240	(32,754)
E-Mini S&P 500	9/17/2010	14	718,620	(40,705)
EURIBOR	12/13/2010	24	7,259,692	(2,201)
Euro Dollar	12/13/2010	792	196,475,400	313,150
Euro Schatz	9/8/2010	74	9,911,466	(9,893)
Euro STOXX 50	9/17/2010	4	125,611	(2,641)
FTSE 100	9/17/2010	22	1,604,231	(37,965)
FTSE JSE Top 40	9/16/2010	14	425,472	(21,561)
German Euro BOBL	9/8/2010	29	4,287,788	15,420
German Euro Bund	9/8/2010	121	19,145,167	228,012
OMXS30	7/16/2010	23	297,332	(1,321)
Russell 2000 Mini	9/17/2010	5	303,150	(23,750)
S&P TSE 60	9/16/2010	6	743,075	(32,464)
Sterling	12/15/2010	96	17,758,879	6,537
UK Long Gilt	9/28/2010	95	17,181,783	176,483
2 Year U.S. Treasury Note	9/30/2010	56	12,254,375	35,875
3 Year Australia Government Bond	9/15/2010	57	4,989,664	46,209
5 Year U.S. Treasury Note	9/30/2010	20	2,367,031	29,687
10 Year Canada Government Bond	9/21/2010	23	2,675,393	26,359
10 Year Japan Government Bond	9/9/2010	36	57,679,806	264,322
10 Year U.S. Treasury Note	9/21/2010	79	9,681,203	149,359
30 Year U.S. Treasury Bond	9/21/2010	1	127,500	2,687

Total				$1,012,122

Commodity Futures(2)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	9/15/2010	5	$246,687	$15,112
Brent Crude Oil	7/15/2010	15	1,125,150	9,450
Coffee	9/20/2010	7	435,356	638
Copper	9/15/2010	4	651,100	45,500
Cotton	12/8/2010	11	420,090	(13,200)
Gas Oil	8/12/2010	12	776,400	(52,800)
Gasoline	7/30/2010	6	519,221	(27,040)
Gold	8/27/2010	19	2,367,210	45,520
Heating Oil	7/30/2010	14	1,184,408	(68,065)
Light Sweet Crude Oil	7/20/2010	39	2,949,570	20,280
Natural Gas	7/28/2010	24	1,107,840	(113,050)
Nickel	9/15/2010	11	1,302,774	99,990
Silver	9/28/2010	4	374,160	(6,140)
Soybean Meal	12/14/2010	24	622,560	(9,980)
Zinc	9/15/2010	14	625,713	54,425

Total				$640

See accompanying notes to consolidated financials statements.

|  12

ASG Diversifying Strategies Fund

Consolidated Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

At June 30, 2010, open futures contracts sold were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Dax	9/17/2010	2	$364,501	$2,568
FTSE MIB	9/17/2010	3	354,859	23,185
Hang Seng	7/29/2010	8	1,031,425	40,375
IBEX 35	7/16/2010	1	112,539	9,233
MSCI Singapore	7/29/2010	15	720,574	15,179
MSCI Taiwan	7/29/2010	34	857,480	21,170
Nikkei 225	9/10/2010	3	317,593	25,448
SGX CNX Nifty	7/29/2010	15	159,570	(270)
TOPIX	9/10/2010	2	189,674	11,084
10 Year Australia Government Bond	9/15/2010	12	1,080,218	(16,178)

Total				$131,794

Commodity Futures(2)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa	9/15/2010	3	$88,320	$—
Copper High Grade	9/28/2010	1	73,762	(662)
Corn	12/14/2010	22	410,850	(7,325)
Live Cattle	8/31/2010	2	72,020	(780)
Sugar	9/30/2010	3	53,962	(840)
Soybean	11/12/2010	5	225,625	(1,188)
Soybean Oil	12/14/2010	27	602,154	15,079
KC Wheat	12/14/2010	5	128,313	(2,313)
Wheat	9/14/2010	6	144,075	(75)

Total				$1,896

(2) Commodity futures are held by ASG Diversifying Strategies Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Consolidated Financial Statements.

Industry Summary at June 30, 2010 (Unaudited)

Banking (including Certificates of Deposit and Time Deposits)	76.6%
Education	5.9

Total Investments	82.5
Other assets less liabilities (including open forward foreign currency and futures contracts)	17.5

Net Assets	100.0%

See accompanying notes to consolidated financials statements.

13  |

ASG Global Alternatives Fund

Consolidated Portfolio of Investments

Investments as of June 30, 2010 (Unaudited)

Principal Amount	Description	Value (†)

Certificates of Deposit — 71.6% of Net Assets
$2,000,000	Svenska Handelsbanken (NY), 0.265%, 7/01/2010(b)	$1,999,992
11,100,000	Credit Industriel et Commercial (NY), 0.680%, 7/01/2010	11,100,000
5,000,000	Societe Generale (NY), 0.250%, 7/02/2010	4,999,978
12,500,000	Rabobank Nederland NV (NY), 0.230%, 7/06/2010	12,499,788
10,000,000	Bayerische Landesbank Girozentrale, 0.380%, 7/06/2010	10,000,000
5,300,000	CALYON (NY), 0.320%, 7/07/2010(b)	5,299,878
9,500,000	UniCredit Bank AG (NY), 0.320%, 7/08/2010	9,499,829
6,500,000	UniCredit Bank AG (NY), 0.340%, 7/12/2010	6,499,870
4,000,000	Societe Generale (NY), 0.295%, 7/13/2010(b)	3,999,920
14,000,000	Skandinaviska Enskilda Banken (NY), 0.340%, 7/13/2010	13,999,692
14,400,000	Deutsche Bank AG, 0.240%, 7/14/2010	14,399,770
7,300,000	Bank of Nova Scotia (Houston), 0.270%, 7/16/2010	7,299,604
2,000,000	Lloyds TSB Bank PLC (NY), 0.280%, 7/19/2010	1,999,874
10,000,000	Royal Bank of Scotland (CT), 0.345%, 7/21/2010	9,999,790
14,150,000	Lloyds TSB Bank PLC (NY), 0.345%, 7/22/2010	14,149,519
7,000,000	Svenska Handelsbanken (NY), 0.305%, 7/27/2010	6,999,503
1,000,000	Nordea Bank Finland (NY), 0.300%, 7/28/2010	999,922
7,150,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.305%, 7/29/2010(b)	7,149,449
2,100,000	Deutsche Bank AG, 0.420%, 7/30/2010	2,100,017
7,500,000	CALYON (NY), 0.300%, 8/02/2010	7,498,140
6,000,000	Bank of Nova Scotia (Houston), 0.290%, 8/03/2010(b)	5,999,940
8,000,000	Westpac Banking Corp. (NY), 0.300%, 8/03/2010(b)	7,999,696
2,000,000	Credit Industriel et Commercial (NY), 0.660%, 8/03/2010(b)	2,000,340
3,000,000	Dexia Credit Local SA (NY), 0.395%, 8/09/2010	2,999,715
15,400,000	KBC Bank NV (NY), 0.600%, 8/09/2010	15,400,166
16,000,000	Standard Chartered Bank (NY), 0.470%, 8/17/2010	15,999,776
6,000,000	Royal Bank of Scotland, CT, 0.580%, 9/13/2010	6,000,000
7,600,000	Landesbank Hessen Thueringen Girozentrale, 0.630%, 9/13/2010(b)	7,601,246
9,000,000	Landesbank Hessen Thueringen Girozentrale, 0.750%, 9/27/2010(b)	9,004,446
3,850,000	Rabobank Nederland NV (NY), 0.340%, 11/15/2010	3,846,893

Principal Amount	Description	Value (†)

Certificates of Deposit — continued
$3,500,000	Svenska Handelsbanken (NY), 0.700%, 12/03/2010(b)	$3,499,391
9,000,000	Nordea Bank Finland (NY), 0.670%, 12/13/2010	8,997,093
12,000,000	Canadian Imperial Bank of Commerce (NY), 0.377%, 1/24/2011(c)	11,997,528
8,750,000	Banco Bilbao de Vizcaya Argentaria (NY), 0.350%, 6/17/2011(e)	8,750,000
10,000,000	Dexia Credit Local SA (NY), 0.447%, 6/29/2011(e)	9,995,130

	Total Certificates of Deposit (Identified Cost $272,598,657)	272,585,895

Commercial Paper — 12.3%
	Banking — 8.1%
7,000,000	Nordea North America, Inc., 0.280%, 7/16/2010(d)	6,999,349
16,500,000	GE Capital Corp., 0.430%, 9/01/2010(d)	16,492,641
2,200,000	Bank of Nova Scotia, 0.330%, 9/21/2010(b)(d)	2,198,733
5,100,000	ICICI Bank Ltd. (Hong Kong), (Credit Support: Bank of America), 0.690%, 9/27/2010(d)	5,092,977

		30,783,700

	Education — 4.2%
8,000,000	Tennessee State School Bond Authority, 0.380%, 8/18/2010	8,000,880
8,000,000	Tennessee State School Bond Authority, 0.350%, 8/19/2010	8,000,560

		16,001,440

	Total Commercial Paper (Identified Cost $46,776,709)	46,785,140

Time Deposits — 6.1%
7,500,000	National Bank of Canada, 0.100%, 7/01/2010	7,500,000
16,000,000	Citibank, 0.100%, 7/01/2010	16,000,000

	Total Time Deposits (Identified Cost $23,500,000)	23,500,000

	Total Investments — 90.0% (Identified Cost $342,875,366)(a)	342,871,035
	Other assets less liabilities — 10.0%	37,903,817

	Net Assets — 100.0%	$380,774,852

(†)	See Note 2 of Notes to Consolidated Financial Statements.
(a)	Federal Tax Information: At June 30, 2010, the net unrealized depreciation on short term investments based on a cost of $342,875,366 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$14,153
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,484)

	Net unrealized depreciation	$(4,331)

See accompanying notes to consolidated financials statements.

|  14

ASG Global Alternatives Fund

Consolidated Portfolio of Investments (continued)

Investments as of June 30, 2010 (Unaudited)

Only short-term obligations purchased with an original or remaining maturity of more than 60 days are valued at other than amortized cost.
(b)	All or a portion of this security is held as collateral for open futures and forward foreign currency contracts.
(c)	Security changes rate monthly based upon 1 Month Libor +3 BP and the rate shown is the rate in effect at the date of this statement.
(d)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(e)	Security payable on demand at par including accrued interest with seven days notice. The interest rate changes monthly based upon 1 Month Libor. The spread to 1 Month Libor changes each month. The rate shown is the rate in effect at the date of this statement.

At June 30, 2010, the Fund had the following open forward foreign currency contracts:

Contract to Buy/Sell(1)	Delivery Date	Currency	Units	Notional Value	Unrealized Appreciation (Depreciation)
Buy	9/15/2010	British Pound	7,125,000	$10,645,052	$411,201
Buy	9/15/2010	Canadian Dollar	19,200,000	18,027,021	(346,230)
Buy	9/15/2010	Euro	23,625,000	28,901,437	708,543
Sell	9/15/2010	Euro	5,500,000	6,728,377	22,532
Buy	9/15/2010	Japanese Yen	4,075,000,000	46,146,398	1,382,052
Sell	9/15/2010	Japanese Yen	637,500,000	7,219,222	(159,896)
Buy	9/15/2010	Swedish Krona	48,000,000	6,155,755	225,177
Sell	9/15/2010	Swedish Krona	20,000,000	2,564,898	18,489
Buy	9/15/2010	Swiss Franc	16,500,000	15,329,252	968,138
Sell	9/15/2010	Swiss Franc	3,875,000	3,600,052	(85,809)

Total					$3,144,197

(1) Counterparty is UBS.

At June 30, 2010, open futures contracts purchased were as follows:

Financial Futures	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Dax	9/17/2010	83	$15,126,788	$(552,820)
Euro Dollar	12/13/2010	2,938	728,844,350	1,209,263
FTSE 100	9/17/2010	403	29,386,590	(1,970,913)
German Euro Bund	9/8/2010	283	44,777,539	391,508
S&P 500 E Mini	9/17/2010	788	40,448,040	(1,993,580)
TOPIX	9/10/2010	236	22,381,496	(812,916)
UK Long Gilt	9/28/2010	184	33,278,400	600,120
10 Year Japan Government Bond	9/9/2010	42	67,293,106	445,173
10 Year U.S. Treasury Note	9/21/2010	258	31,617,094	552,352

Total				$(2,131,813)

Commodity Futures(2)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Aluminum	9/15/2010	75	$3,700,313	$174,363
Brent Crude Oil	7/15/2010	29	2,175,290	18,270
Copper	9/15/2010	26	4,232,150	295,750
Gas Oil	8/12/2010	10	647,000	(44,000)
Gold	8/27/2010	47	5,855,730	153,970
Heating Oil	7/30/2010	25	2,115,015	(121,603)
Light Sweet Crude Oil	7/20/2010	84	6,352,920	42,340
Natural Gas	7/28/2010	30	1,384,800	(147,650)
Nickel	9/15/2010	88	10,422,192	799,920
Zinc	9/15/2010	119	5,318,556	462,612

Total				$1,633,972

At June 30, 2010, open futures contracts sold were as follows:

Commodity Futures(2)	Expiration Date	Contracts	Notional Value	Unrealized Appreciation (Depreciation)
Nickel	9/15/2010	35	$4,145,190	$(49,182)
Zinc	9/15/2010	74	3,307,338	8,695

Total				$(40,487)

(2) Commodity futures are held by ASG Global Alternatives Cayman Fund Ltd., a wholly-owned subsidiary. See Note 1 of Notes to Consolidated Financial Statements.

Industry Summary at June 30, 2010 (Unaudited)

Banking (including Certificates of Deposit and Time Deposits)	85.8%
Education	4.2

Total Investments	90.0
Other assets less liabilities (including open forward foreign currency and futures contracts)	10.0

Net Assets	100.0%

See accompanying notes to consolidated financials statements.

15  |

Consolidated Statements of Assets and Liabilities

June 30, 2010 (Unaudited)

	Diversifying Strategies Fund	Global Alternatives Fund

ASSETS
Investments at cost	$38,645,150	$342,875,366
Net unrealized depreciation	(40)	(4,331)

Investments at value	38,645,110	342,871,035
Cash	1,800,646	15,183,660
Due from brokers (including variation margin on futures contracts) (Note 2)	3,869,302	16,800,758
Foreign currency due from broker at value	74,670	33,357
Receivable for Fund shares sold	1,165,263	4,292,189
Collateral received on open forward foreign currency contracts (Note 2)	—	388,450
Receivable from custodian	2,349	—
Interest receivable	21,195	186,667
Unrealized appreciation on forward foreign currency contracts (Note 2)	670,398	3,736,132
Unrealized appreciation on futures contracts (Note 2)	1,748,336	5,154,336

TOTAL ASSETS	47,997,269	388,646,584

LIABILITIES
Payable for Fund shares redeemed	66,254	778,296
Unrealized depreciation on forward foreign currency contracts (Note 2)	430,668	591,935
Unrealized depreciation on futures contracts (Note 2)	601,884	5,692,664
Due to brokers (including variation margin on futures contracts) (Note 2)	—	388,450
Management fees payable (Note 6)	3,267	303,684
Deferred Trustees’ fees (Note 6)	8,261	15,967
Administrative fees payable (Note 6)	29,193	34,391
Other accounts payable and accrued expenses	30,899	66,345

TOTAL LIABILITIES	1,170,426	7,871,732

NET ASSETS	$46,826,843	$380,774,852

NET ASSETS CONSIST OF:
Paid-in capital	$47,610,375	$393,143,770
Accumulated net investment (loss)	(247,901)	(2,077,140)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(1,924,132)	(12,893,165)
Net unrealized appreciation on investments, futures contracts and foreign currency translations	1,388,501	2,601,387

NET ASSETS	$46,826,843	$380,774,852

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$6,566,419	$140,600,992

Shares of beneficial interest	651,200	13,984,275

Net asset value and redemption price per share	$10.08	$10.05

Offering price per share (100/94.25 of net asset value) (Note 1)	$10.69	$10.66

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$1,096,635	$49,018,343

Shares of beneficial interest	109,507	4,920,293

Net asset value and offering price per share	$10.01	$9.96

Class Y shares:
Net assets	$39,163,789	$191,155,517

Shares of beneficial interest	3,879,869	18,951,567

Net asset value, offering and redemption price per share	$10.09	$10.09

See accompanying notes to consolidated financials statements.

|  16

Consolidated Statements of Operations

For the Six Months Ended June 30, 2010 (Unaudited)

	Diversifying Strategies Fund	Global Alternatives Fund

INVESTMENT INCOME
Interest	$42,034	$399,458

Expenses
Management fees (Note 6)	231,080	1,800,285
Service and distribution fees (Note 6)	8,391	340,536
Trustees’ and directors’ fees and expenses (Note 6)	14,955	17,921
Administrative fees (Note 6)	118,331	110,693
Custodian fees and expenses	46,486	31,114
Transfer agent fees and expenses (Note 6)	8,962	161,907
Audit and tax services fees	31,736	35,710
Legal fees	1,241	3,398
Shareholder reporting expenses	881	42,045
Federal excise taxes (Note 6)	6,638	—
Registration fees	42,051	66,209
Interest expense (Note 9)	7,753	9,600
Miscellaneous expenses	3,128	8,464

Total expenses	521,633	2,627,882
Less waiver and/or expense reimbursement (Note 6)	(237,436)	(164,369)

Net expenses	284,197	2,463,513

Net investment loss	(242,163)	(2,064,055)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	2,688	23,119
Futures contracts	1,155,034	(2,255,827)
Foreign currency transactions	(2,629,475)	(11,654,902)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,027)	(12,648)
Futures contracts	1,122,712	(1,848,092)
Foreign currency translations	320,770	4,585,486

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(29,298)	(11,162,864)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(271,461)	$(13,226,919)

See accompanying notes to consolidated financials statements.

17  |

Consolidated Statements of Changes in Net Assets

	Diversifying Strategies Fund		Global Alternatives Fund
	Six Months Ended June 30, 2010 (Unaudited)	Period Ended December 31, 2009 (a)	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

FROM OPERATIONS:
Net investment loss	$(242,163)	$(78,189)	$(2,064,055)	$(721,343)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	(1,471,753)	936,829	(13,887,610)	5,844,782
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	1,442,455	(53,954)	2,724,746	(260,618)

Net increase (decrease) in net assets resulting from operations	(271,461)	804,686	(13,226,919)	4,862,821

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(252)	(24,740)	(1,247)	(851,729)
Class C	(35)	(1,059)	(405)	(205,899)
Class Y	(1,718)	(173,245)	(1,590)	(1,254,138)
Net realized capital gains
Class A	(20,207)	(118,746)	—	(363,497)
Class C	(3,334)	(5,435)	—	(99,464)
Class Y	(164,968)	(804,546)	—	(496,990)

Total distributions	(190,514)	(1,127,771)	(3,242)	(3,271,717)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	24,721,990	22,889,913	176,886,501	190,998,420

Net increase in net assets	24,260,015	22,566,828	163,656,340	192,589,524
NET ASSETS
Beginning of the period	22,566,828	—	217,118,512	24,528,988

End of the period	$46,826,843	$22,566,828	$380,774,852	$217,118,512

ACCUMULATED NET INVESTMENT (LOSS)	$(247,901)	$(3,733)	$(2,077,140)	$(9,843)

(a)	From commencement of operations on August 3, 2009 through December 31, 2009.

See accompanying notes to consolidated financials statements.

|  18

Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:

	Net asset value, beginning of the period	Net investment income (loss) (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income (b)	Distributions from net realized capital gains	Total distributions (b)

ASG DIVERSIFYING STRATEGIES FUND
Class A
6/30/2010(h)	$10.19	$(0.08)	$0.02	$(0.06)	$(0.00)	$(0.05)	$(0.05)
12/31/2009(i)	10.00	(0.07)	0.80	0.73	(0.10)	(0.44)	(0.54)
Class C
6/30/2010(h)	10.16	(0.11)	0.01	(0.10)	(0.00)	(0.05)	(0.05)
12/31/2009(i)	10.00	(0.10)	0.79	0.69	(0.09)	(0.44)	(0.53)
Class Y
6/30/2010(h)	10.19	(0.06)	0.01	(0.05)	(0.00)	(0.05)	(0.05)
12/31/2009(i)	10.00	(0.05)	0.78	0.73	(0.10)	(0.44)	(0.54)
ASG GLOBAL ALTERNATIVES FUND
Class A
6/30/2010(h)	$10.39	$(0.07)	$(0.27)	$(0.34)	$(0.00)	$—	$(0.00)
12/31/2009	9.69	(0.14)	1.01	0.87	(0.12)	(0.05)	(0.17)
12/31/2008(j)	10.00	0.03	(0.30)	(0.27)	(0.04)	—	(0.04)
Class C
6/30/2010(h)	10.33	(0.11)	(0.26)	(0.37)	(0.00)	—	(0.00)
12/31/2009	9.70	(0.22)	1.01	0.79	(0.11)	(0.05)	(0.16)
12/31/2008(j)	10.00	0.02	(0.31)	(0.29)	(0.01)	—	(0.01)
Class Y*
6/30/2010(h)	10.41	(0.06)	(0.26)	(0.32)	(0.00)	—	(0.00)
12/31/2009	9.70	(0.09)	0.98	0.89	(0.13)	(0.05)	(0.18)
12/31/2008(j)	10.00	0.04	(0.30)	(0.26)	(0.04)	—	(0.04)

*	Prior to December 1, 2008, the Fund offered Institutional Class shares. On December 1, 2008, Institutional Class shares were redesignated as Class Y shares.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share, if applicable.
(c)	A sales charge for Class A shares and a contingent deferred sales charge for Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.

See accompanying notes to consolidated financial statements.

19  |

			Ratios to Average Net Assets:
Net asset value, end of the period	Total return (%) (c)(d)	Net assets, end of the period (000’s)	Net expenses, excluding interest expense (%) (e)(f)	Gross expenses, excluding interest expense (%) (f)	Net expenses including interest expense (%) (e)(f)	Gross expenses including interest expense (%) (f)	Net investment income (loss) (%) (f)	Portfolio turnover rate (%) (g)

$10.08	(0.61)	$6,566	1.70	2.99	1.74	3.03	(1.51)	—
10.19	7.26	2,887	1.70	4.87	1.71	4.88	(1.48)	—

10.01	(1.01)	1,097	2.45	3.78	2.50	3.83	(2.25)	—
10.16	6.90	131	2.45	5.75	2.47	5.76	(2.23)	—

10.09	(0.52)	39,164	1.45	2.73	1.49	2.77	(1.26)	—
10.19	7.29	19,549	1.45	5.09	1.47	5.11	(1.22)	—

$10.05	(3.27)	$140,601	1.60	1.70	1.61	1.71	(1.35)	—
10.39	8.95	82,160	1.60	1.92	1.61	1.92	(1.33)	—
9.69	(2.73)	6	1.60	61.52	1.62	61.54	1.36	—

9.96	(3.58)	49,018	2.35	2.46	2.36	2.46	(2.10)	—
10.33	8.09	22,367	2.35	2.64	2.36	2.65	(2.08)	—
9.70	(2.88)	1	2.35	62.35	2.39	62.38	0.62	—

10.09	(3.07)	191,156	1.35	1.45	1.36	1.46	(1.10)	—
10.41	9.10	112,591	1.35	1.98	1.36	2.00	(0.90)	—
9.70	(2.60)	24,523	1.35	4.43	1.39	4.46	1.59	—

(e)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Due to the short-term nature of the portfolio of investments there is no portfolio turnover calculation.
(h)	For the six months ended June 30, 2010 (Unaudited).
(i)	For the period August 3, 2009 (inception) through December 31, 2009.
(j)	For the period September 30, 2008 (inception) through December 31, 2008.

|  20

Notes to Consolidated Financial Statements

June 30, 2010 (Unaudited)

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds’ consolidated financial statements (individually, a “Fund” and collectively, the “Funds”) are included in this report:

ASG Diversifying Strategies Fund (the “Diversifying Strategies Fund”)

ASG Global Alternatives Fund (the “Global Alternatives Fund”)

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, however Class C pays higher ongoing Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if Class C shares are redeemed within one year. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

The Diversifying Strategies Fund and Global Alternatives Fund each invests in commodity-related derivatives through investment in the ASG Diversifying Strategies Cayman Fund Ltd. and ASG Global Alternatives Cayman Fund Ltd., respectively, each a wholly-owned subsidiary (individually, a “Subsidiary” and collectively, the “Subsidiaries”). A subscription agreement was entered into between Diversifying Strategies Fund and its Subsidiary on August 3, 2009 (the commencement date of the Subsidiary), with the intent that the Fund will remain the sole shareholder and primary beneficiary of the Subsidiary. The Subsidiary is governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees. As of June 30, 2010, the value of the Diversifying Strategies Fund’s investment in its Subsidiary was $3,599,818 representing 7.7% of net assets of the Fund. A subscription agreement was entered into between Global Alternatives Fund and its Subsidiary on January 29, 2009 (the commencement date of the Subsidiary), with the intent that the Fund will remain the sole shareholder and primary beneficiary of the Subsidiary. The Subsidiary is governed by a separate Board of Directors that is independent of the Funds’ Board of Trustees. As of June 30, 2010, the value of the Global Alternatives Fund’s investment in its Subsidiary was $20,117,184, representing 5.3% of net assets of the Fund.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its consolidated financial statements. The Funds’ consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Consolidated Financial Statements.

a.  Consolidation.  The financial statements have been consolidated and include all accounts of the Funds and the Subsidiaries. Accordingly, all inter-fund transactions and balances have been eliminated.

b.  Valuation.  Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser or sub-adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Futures contracts are valued at their most recent settlement price.

21  |

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ investment adviser or subadviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values.

c.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts to gain exposure to foreign currencies and may also use forward foreign currency contracts for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates. A contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Consolidated Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

f.  Futures Contracts.  The Funds and the Subsidiaries may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular security or commodity or group or index of securities, commodities, currencies or other assets for a specified price on a specified future date.

When a Fund or a Subsidiary enters into a futures contract, it is required to deposit with (or for the benefit of) its broker as “initial margin” an amount of cash, foreign currency, or short-term high-quality securities. This initial margin, if any, is reflected on the Consolidated Statements of Assets and Liabilities as part of “Due from brokers”. As the value of the contract changes, the value of the

|  22

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

futures contract position increases or declines. Subsequent payments, known as “variation margin”, are made or received by a Fund or a Subsidiary, depending on the price fluctuations in the fair value of the contract and the value of the collateral held. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Consolidated Statements of Assets and Liabilities as an asset (liability) and in the Consolidated Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund or a Subsidiary enters into a futures contract certain risks may arise such as illiquidity in the futures market, which may limit a Fund’s or a Subsidiary’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities, commodities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures are standardized contracts and are settled through a clearing house with fulfillment guaranteed by the credit of the exchange. Therefore, counterparty credit risks to the Funds and the Subsidiaries are limited.

g.  Due to/from Brokers.  Transactions and positions in futures and forward foreign currency contracts are primarily maintained, cleared and held by registered U.S. broker/dealers pursuant to customer agreements between the Funds or the Subsidiaries and the broker/dealers. Due from brokers’ balances in the Consolidated Statements of Assets and Liabilities represent cash, foreign currency, and any initial and/or variation margin applicable to open futures and forward foreign currency contracts. Due to brokers’ balances in the Consolidated Statements of Assets and Liabilities represent securities received as collateral for forward foreign currency contracts. In certain circumstances the Funds’ or the Subsidiaries’ use of cash and foreign currency held at brokers is restricted by regulation or broker mandated limits.

h.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2010 and has concluded that no provisions for income tax are required. The Diversifying Strategies Fund’s federal tax return for the prior fiscal year and Global Alternatives Fund’s federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

Each Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, each Fund will include in its taxable income its share of each Subsidiary’s current earnings and profits. Any deficit generated by either Subsidiary will be disregarded for purposes of computing the Funds’ taxable income in the current period and also disregarded for all future periods.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

i.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as net realized gains on commodity futures, disallowance of start-up expenses, dividend redesignations, distributions in excess of earnings, foreign currency transactions and excise tax payments. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, post-October capital loss deferrals, unrealized appreciation/depreciation on futures commissions, futures contracts mark to market and forward contracts mark to market. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

23  |

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
Diversifying Strategies Fund	$771,542	$356,229	$1,127,771
Global Alternatives Fund	2,697,103	574,614	3,271,717

As of December 31, 2009, the post-October losses were as follows:

	Diversifying Strategies Fund	Global Alternatives Fund
Deferred net capital losses (post-October 2009)	$(355,846)	$(703,795)

j.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

k.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 – prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010, at value:

Diversifying Strategies Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Investments in Securities	$—	$38,645,110	$—	$38,645,110
Forward Foreign Currency Contracts (unrealized appreciation)	—	670,398	—	670,398
Futures Contracts (unrealized appreciation)	1,748,336	—	—	1,748,336

Total	$1,748,336	$39,315,508	$—	$41,063,844

|  24

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(430,668)	$—	$(430,668)
Futures Contracts (unrealized depreciation)	(601,884)	—	—	(601,884)

Total	$(601,884)	$(430,668)	$—	$(1,032,552)

(a)	Major categories of the Fund’s investments, forward foreign currency contracts and futures contracts are included in the Consolidated Portfolio of Investments.

Global Alternatives Fund

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Investments in Securities	$—	$342,871,035	$—	$342,871,035
Forward Foreign Currency Contracts (unrealized appreciation)	—	3,736,132	—	3,736,132
Futures Contracts (unrealized appreciation)	5,154,336	—	—	5,154,336

Total	$5,154,336	$346,607,167	$—	$351,761,503

Liability Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total

Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(591,935)	$—	$(591,935)
Futures Contracts (unrealized depreciation)	(5,692,664)	—	—	(5,692,664)

Total	$(5,692,664)	$(591,935)	$—	$(6,284,599)

(a)	Major categories of the Fund’s investments, forward foreign currency contracts and futures contracts are included in the Consolidated Portfolio of Investments.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Funds currently use include forward foreign currency contracts and futures contracts.

The Diversifying Strategies Fund seeks to generate positive absolute returns over time rather than track the performance of any particular index. The Fund uses multiple quantitative investment models and strategies, each of which has an absolute return objective and may involve a broad range of market exposures. These market exposures, which are expected to change over time, may include exposures to the returns of equity and fixed income securities, currencies and commodities. Under normal market conditions, the Fund will make extensive use of a variety of derivative instruments, in particular futures and forward contracts, to capture the exposures suggested by their absolute return strategies while also adding value through volatility management and correlation management. During the six months ended June 30, 2010, the Fund used long and short contracts on U.S. and foreign equity market indices, U.S. and foreign government bonds, foreign currencies, commodities, and short-term interest rates to capture the exposures suggested by the quantitative investment models. The Fund also used short contracts on U.S. and foreign equity market indices to hedge correlation to the global equity markets.

The Global Alternatives Fund seeks to achieve long and short exposure to global equity, bond, currency and commodity markets through a wide range of derivative instruments and direct investments. These investments are intended to provide the Fund with risk and return characteristics similar to those of a diversified portfolio of hedge funds. The Fund uses quantitative models to estimate the market exposures that drive the aggregate returns of a diverse set of hedge funds, and seeks to use a variety of derivative instruments to capture such exposures in the aggregate. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures and forward contracts on global equity and fixed income securities, securities indices, currencies,

25  |

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

commodities and other instruments. During the six months ended June 30, 2010, the Fund used long contracts on U.S. and foreign equity market indices, U.S. government bonds, foreign currencies, and short-term interest rates, and long and short contracts on foreign government bonds and commodities.

Each Fund is party to an agreement with a counterparty that governs transactions in forward foreign currency contracts. The agreements contain contingent features that allow the counterparty to terminate open contracts early if the net asset value of a Fund declines beyond a certain threshold. If such contingent features were to be triggered, the counterparty could request immediate settlement of open contracts at current fair value.

The following is a summary of derivative instruments for Diversifying Strategies Fund as of June 30, 2010:

Asset Derivatives	Forwards	Futures
Foreign exchange contracts	$670,398	$ —
Equity contracts	—	148,243
Interest rate contracts	—	1,294,100
Commodity contracts	—	305,993

Consolidated Statements of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts

Liability Derivatives	Forwards	Futures
Foreign exchange contracts	$(430,668)	$ —
Equity contracts	—	(270,155)
Interest rate contracts	—	(28,272)
Commodity contracts	—	(303,457)

Consolidated Statements of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts

Transactions in derivative instruments during the six months ended June 30, 2010 were as follows:

Realized Gain (Loss)	Forwards	Futures
Foreign exchange contracts	$(2,601,969)	$ —
Equity contracts	—	(354,351)
Interest rate contracts	—	2,526,285
Commodity contracts	—	(1,016,900)

Consolidated Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Forwards	Futures
Foreign exchange contracts	$318,291	$ —
Equity contracts	—	(116,448)
Interest rate contracts	—	1,311,082
Commodity contracts	—	(71,922)

Consolidated Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations	Net change in unrealized appreciation (depreciation) on futures contracts

The following is a summary of derivative instruments for Global Alternatives Fund as of June 30, 2010:

Asset Derivatives	Forwards	Futures
Foreign exchange contracts	$3,736,132	$ —
Equity contracts	—	—
Interest rate contracts	—	3,198,416
Commodity contracts	—	1,955,920

Consolidated Statements of Assets and Liabilities Location	Unrealized appreciation on forward foreign currency contracts	Unrealized appreciation on futures contracts

|  26

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

Liability Derivatives	Forwards	Futures
Foreign exchange contracts	$(591,935)	$ —
Equity contracts	—	(5,330,229)
Interest rate contracts	—	—
Commodity contracts	—	(362,435)

Consolidated Statements of Assets and Liabilities Location	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts

Transactions in derivative instruments during the six months ended June 30, 2010 were as follows:

Realized Gain (Loss)	Forwards	Futures
Foreign exchange contracts	$(11,642,117)	$ —
Equity contracts	—	(1,261,937)
Interest rate contracts	—	3,688,578
Commodity contracts	—	(4,682,468)

Consolidated Statements of Operations Location	Included in Net realized gain (loss) on foreign currency transactions	Net realized gain (loss) on futures contracts

Change in Unrealized Appreciation (Depreciation)	Forwards	Futures
Foreign exchange contracts	$4,588,232	$ —
Equity contracts	—	(5,916,520)
Interest rate contracts	—	4,394,038
Commodity contracts	—	(325,610)

Consolidated Statements of Operations Location	Included in Net change in unrealized appreciation (depreciation) on foreign currency translations	Net change in unrealized appreciation (depreciation) on futures contracts

Volume of derivative activity for Diversifying Strategies Fund and Global Alternatives Fund, based on month-end notional amounts outstanding during the period, at absolute value, was as follows for the six months ended June 30, 2010:

Diversifying Strategies Fund	Percentage of Net Assets Forwards	Percentage of Net Assets Futures
Average Notional Amount Outstanding	258.76%	838.34%
Highest Notional Amount Outstanding	482.44%	935.85%
Lowest Notional Amount Outstanding	85.44%	648.53%
Notional Amount Outstanding as of June 30, 2010	85.44%	834.47%

Global Alternatives Fund	Forwards	Futures
Average Notional Amount Outstanding	39.89%	239.22%
Highest Notional Amount Outstanding	61.49%	279.12%
Lowest Notional Amount Outstanding	29.15%	219.42%
Notional Amount Outstanding as of June 30, 2010	38.16%	279.12%

Unrealized gain and/or loss on open forwards and futures are recorded in the Consolidated Statements of Assets and Liabilities. The aggregate notional values of forward and futures contracts are not recorded in the financial statements, and therefore are not included in the Funds’ net assets. Derivative positions are scaled to achieve a target level of volatility for the overall portfolio.

5.  Purchases and Sales of Securities.  For the six months ended June 30, 2010, purchases and proceeds from sales or maturities of short-term obligations were as follows:

Fund	Purchases	Maturities/Sales
Diversifying Strategies Fund	$487,803,842	$467,811,805
Global Alternatives Fund	4,158,523,181	4,008,860,580

27  |

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AlphaSimplex Group, LLC (“AlphaSimplex”), which is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets, less the net asset value of each Subsidiary:

Fund	Percentage of Average Daily Net Assets
Diversifying Strategies Fund	1.25%
Global Alternatives Fund	1.15%

AlphaSimplex also serves as investment adviser to the Subsidiaries. The ASG Diversifying Strategies Cayman Fund Ltd. pays AlphaSimplex a management fee at the annual rate of 1.25% of its average daily net assets. The ASG Global Alternatives Cayman Fund Ltd. pays AlphaSimplex a management fee at the annual rate of 1.15% of its average daily net assets.

AlphaSimplex has entered into a subadvisory agreement with Reich & Tang Asset Management, LLC (“Reich & Tang”) on behalf of each Fund. Payments to AlphaSimplex are reduced by the amount of payments to Reich & Tang.

AlphaSimplex has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses, including expenses of each Subsidiary, to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2011 and will be reevaluated on an annual basis. Management fees payables, as reflected on the Consolidated Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the six months ended June 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Diversifying Strategies Fund	1.70%	2.45%	1.45%
Global Alternatives Fund	1.60%	2.35%	1.35%

AlphaSimplex shall be permitted to recover expenses it has borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the six months ended June 30, 2010, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Diversifying Strategies Fund	$231,080	$230,798	$282	1.25%	0.00%
Global Alternatives Fund	1,800,285	164,369	1,635,916	1.15%	1.05%

[1]	Management fee waivers are subject to possible recovery until December 31, 2011.

No expenses were recovered during the six months ended June 30, 2010 under the terms of the expense limitation agreement.

In addition to fees waived and/or expenses reimbursed under the expense limitation agreement noted above, State Street Bank and Trust Company (“State Street Bank”) reimbursed the Diversifying Strategies Fund for federal excise taxes paid by the fund in the amount of $6,638 for the period ended June 30, 2010.

|  28

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers. For the six months ended June 30, 2010, the Diversifying Strategies Fund was subject to the new fund fee.

Natixis Advisors also provides certain administrative services to each Subsidiary for which each Subsidiary pays Natixis Advisors fees equal to an annual rate of 0.05% of the average daily net assets of each Subsidiary. Payments by the Funds are reduced by the amount of payments to Natixis Advisors by each Subsidiary. In addition, Natixis Advisors and each Subsidiary contract with State Street Bank to serve as sub-administrator.

For the six months ended June 30, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
Diversifying Strategies Fund	$87,805
Global Alternatives Fund	75,684

Effective July 1, 2010, each Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

c.  Service and Distribution Fees.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class C shares.

For the six months ended June 30, 2010, the Funds paid the following service and distribution fees:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Diversifying Strategies Fund	$5,319	$768	$2,304
Global Alternatives Fund	149,381	47,789	143,366

29  |

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Consolidated Statements of Operations:

Fund	Sub-Transfer Agent Fees
Diversifying Strategies Fund	$5,847
Global Alternatives Fund	134,862

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the six months ended June 30, 2010 were as follows:

Fund	Commissions
Diversifying Strategies Fund	$5,857
Global Alternatives Fund	263,111

f.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. For the six months ended June 30, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at the annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Consolidated Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees on the Consolidated Statements of Assets and Liabilities.

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

|  30

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2010, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

9.  Interest Expense.  Each Fund is charged interest expense on cash and foreign currency overdrafts, if any, for accounts held at the brokers. For the six months ended June 30, 2010, the Funds incurred the following in interest expense:

Fund	Interest Expense
Diversifying Strategies Fund	$7,753
Global Alternatives Fund	9,600

10.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2010, Natixis US owned shares equating to 27.38% of Diversifying Strategies Fund.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2010		Period Ended December 31, 2009*
Diversifying Strategies Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	563,468	$5,688,921	275,175	$2,988,629
Issued in connection with the reinvestment of distributions	1,834	18,919	13,465	137,208
Redeemed	(197,453)	(1,950,541)	(5,289)	(56,424)

Net change	367,849	$3,757,299	283,351	$3,069,413

Class C
Issued from the sale of shares	100,566	$1,018,673	12,256	$131,708
Issued in connection with the reinvestment of distributions	97	1,010	639	6,494
Redeemed	(4,051)	(40,921)	—	—

Net change	96,612	$978,762	12,895	$138,202

Class Y
Issued from the sale of shares	2,203,154	$22,396,163	1,870,950	$19,221,874
Issued in connection with the reinvestment of distributions	9,225	95,435	90,199	919,124
Redeemed	(250,833)	(2,505,669)	(42,826)	(458,700)

Net change	1,961,546	$19,985,929	1,918,323	$19,682,298

Increase (decrease) from capital share transactions	2,426,007	$24,721,990	2,214,569	$22,889,913

*	From commencement of operations on August 3, 2009 through December 31, 2009.

31  |

Notes to Consolidated Financial Statements (continued)

June 30, 2010 (Unaudited)

11.  Capital Shares (continued).

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Global Alternatives Fund	Shares	Amount	Shares	Amount

Class A
Issued from the sale of shares	8,488,840	$87,781,727	8,049,151	$83,594,129
Issued in connection with the reinvestment of distributions	103	1,084	100,163	1,040,672
Redeemed	(2,412,200)	(24,651,775)	(242,351)	(2,527,671)

Net change	6,076,743	$63,131,036	7,906,963	$82,107,130

Class C
Issued from the sale of shares	3,013,767	$31,016,917	2,181,898	$22,642,073
Issued in connection with the reinvestment of distributions	20	209	16,139	166,706
Redeemed	(257,799)	(2,627,100)	(33,832)	(351,167)

Net change	2,755,988	$28,390,026	2,164,205	$22,457,612

Class Y
Issued from the sale of shares	14,939,822	$155,083,801	9,656,549	$100,827,613
Issued in connection with the reinvestment of distributions	72	762	96,520	1,002,799
Redeemed	(6,801,711)	(69,719,124)	(1,468,738)	(15,396,734)

Net change	8,138,183	$85,365,439	8,284,331	$86,433,678

Increase (decrease) from capital share transactions	16,970,914	$176,886,501	18,355,499	$190,998,420

12.  Special Meeting of Shareholders.  A special meeting of shareholders of the Trust was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	39,528,680	972,493
Wendell J. Knox	39,484,056	1,017,117
Erik R. Sirri	39,520,418	980,754
Peter J. Smail	39,531,012	970,160

* Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trust: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

|  32

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date: August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date: August 23, 2010

By:	/S/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date: August 23, 2010